UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Teradata Corporation

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Notice of 2019 Annual Meeting and

2019 Proxy Statement

teradata.

MESSAGE TO STOCKHOLDERS

March 12, 2019

Dear Fellow Stockholder:

I am pleased to invite you to attend Teradata Corporation’s 2019 Annual Meeting of Stockholders on April 30, 2019. The meeting will begin promptly at 8:00 a.m. local time at the Rancho Valencia, 5921 Valencia Circle, Rancho Santa Fe, California 92067. This proxy statement, which includes a notice of the 2019 annual meeting, tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives information about director candidates and general compensation and corporate governance matters.

This is an exciting time in our Company’s history. As you know, our Board of Directors recently appointed Oliver Ratzesberger as President and Chief Executive Officer, and I will continue to serve on the board as Executive Chairman. Mr. Ratzesberger previously served as Teradata’s Chief Operating Officer, responsible for our global operations and was the leading architect of our strategies for go-to-market, products and services. He is a technology visionary who understands our customers, people and the evolving technology market. This appointment reflects the board’s confidence in Mr. Ratzesberger as my successor, and in our strategy, culture and values.

The world of data and analytics has never been more strategically important, and Teradata is uniquely positioned to deliver value to the world’s leading companies. Transforming a company is no easy task. But, I am pleased to share that our strategy, our execution and our relentless dedication to customer success, including through the transition of our business model to provide the subscription-based offerings our customers prefer, resulted in excellent performance in 2018. We are seeing accelerated growth rates across our revenue measures, including double-digit recurring revenue and annual recurring revenue (ARR) growth for the year, which establishes a strong foundation for more predictable, higher-quality and increasing future revenue streams for the Company.

Other notable achievements in 2018 include:

•	We introduced our game-changing analytics platform, Teradata Vantage™, to broad acclaim and record adoption;
•	We over-achieved our objectives with respect to converting our customers to subscription-based transactions – in fact, 79% of our bookings in 2018 were subscription-based, peaking at 87% for the fourth quarter;
•	We optimized and aligned our go-to-market approach around our targeted customers as part of our refined strategy focusing on companies who have the most complex data challenges – customers we refer to as “megadata” companies;
•	We repositioned and revitalized our brand to better reflect our strategy, our offerings and the customers we serve; and
•	We transitioned and moved our headquarters to San Diego, successfully consolidating our corporate functions into fewer locations while delivering these positive results.

As we execute our strategy and transform our Company, we continue to greatly value the input we receive from investors on our progress and future direction. Stockholder engagement remains an integral part of Teradata’s business practices, and we are in frequent communication with our largest investors on key business matters, including our strategic direction, corporate governance practices and executive compensation. Moreover, our executive compensation program has been designed and continues to evolve in a manner that addresses the feedback provided through our stockholder outreach efforts. Our goal is always to further connect pay and performance and enhance the alignment of our executive compensation program with your long-term interests.

Our Board of Directors remains committed to ensuring that it includes a highly qualified and diverse group of directors who are well-equipped to oversee the success of Teradata’s business and effectively represent your interests. We encourage you to review the qualifications, skills and experience that each of our directors contributes to our Board of Directors as described beginning on page 4 of this proxy statement.

Oliver Ratzesberger and I look forward to seeing you at the annual meeting. If you plan to attend, please send an email to investor.relations@teradata.com to receive a meeting reservation request form. In addition, you are welcome to share your thoughts or concerns with us on any topic. Communications can be addressed to directors in care of the Corporate Secretary, Margaret A. Treese, at 17095 Via Del Campo, San Diego, California 92127 or by email at the address listed above.

Every vote is important. Whether or not you plan to attend the annual meeting, I urge you to authorize your proxy as soon as possible so that your stock may be represented at the meeting.

We value your support and thank you for joining Teradata on this transformational journey.

Sincerely,

Victor L. Lund

Executive Chairman of the Board

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

TIME 8:00 a.m. local time	DATE Tuesday, April 30, 2019	PLACE Rancho Valencia 5921 Valencia Circle Rancho Santa Fe, CA 92067

Purpose

•

Elect Ms. Olsen and Messrs. Fu, Gianoni and Lund to serve as Class III directors for three-year terms expiring at the 2022 annual meeting of stockholders and to hold office until their respective successors are duly elected and qualified;

•	Consider an advisory (non-binding) vote to approve executive compensation (a “say-on-pay” vote);

•	Consider and vote upon the approval of the amended and restated Teradata 2012 Stock Incentive Plan;

•	Consider and vote upon the ratification of the appointment of our independent registered public accounting firm for 2019; and

•	Transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting by or at the direction of the Board of Directors.

Other Important Information

•	Record holders of Teradata common stock at the close of business on March 1, 2019, may vote at the meeting.

•

Your shares cannot be voted unless they are represented by proxy or in person by the record holder at the meeting. Even if you plan to attend the meeting, please submit a proxy to ensure that your shares are represented at the meeting.

Internet Availability

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Stockholders to be held on April 30, 2019: This notice of the 2019 annual meeting of stockholders and proxy statement, our 2018 annual report, and form of proxy and voting instruction card are available at https://www.proxyvote.com.

By order of the Board of Directors,

Margaret A. Treese

Chief Corporate Governance

Counsel and Secretary

March 12, 2019

i

PROXY SUMMARY

This summary highlights information contained elsewhere in the proxy statement that is being provided to you by Teradata Corporation (“Teradata,” the “Company,” “we,” or “us”) in connection with its 2019 annual meeting of stockholders. This summary is not a complete description, and you should read the entire proxy statement carefully before voting.

This proxy statement contains important information about the 2019 annual meeting of stockholders, as well as information regarding the voting process, director elections, our corporate governance programs, and executive and director compensation, among other things. We are furnishing this proxy statement together with our 2018 annual report and form of proxy and voting instruction card (“proxy card”). Proxy materials for the 2019 annual meeting of stockholders are being made available in printed form on or about March 18, 2019, and they will be available online on or about March 21, 2019. On behalf of the Teradata Board of Directors, we are requesting your proxy for the 2019 annual meeting of stockholders and any adjournments or postponements that follow.

Voting Methods – Your Vote is Important!

Even if you plan to attend the 2019 annual meeting of stockholders in person, we urge you to vote in advance of the meeting using one of these advance voting methods.

By Internet: www.proxyvote.com	By Phone: 1-800-690-6903	By Mail: 51 Mercedes Way Edgewood, NY 11717

2019 Annual Meeting Information

Meeting Date:	April 30, 2019

Meeting Place:	Rancho Valencia 5921 Valencia Circle Rancho Santa Fe, CA 92067

Record Date:	March 1, 2019

Meeting Time:	8:00 a.m. (Pacific)

Voting:	All common stockholders of record as of March 1, 2019 may vote. Each outstanding share of common stock is entitled to one vote on each matter to be voted upon at the annual meeting.

Admission:	You will need an admission ticket or proof of ownership of Teradata common stock, as well as a form of personal photo identification, to be admitted to the annual meeting. If you plan to attend, please send an email to investor.relations@teradata.com to receive a meeting reservation request form. Please refer to page 77 of this proxy statement under “Other General Information” for more information about attending the meeting.

1

Meeting Agenda

MATTER		BOARD VOTE RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
Proposal 1	Elect Ms. Olsen and Messrs. Fu, Gianoni and Lund to serve as Class III directors for three-year terms expiring at the 2022 annual meeting of stockholders and to hold office until their respective successors are duly elected and qualified	FOR each nominee	4
Proposal 2	Consider an advisory (non-binding) vote to approve executive compensation (a “say-on-pay” vote)	FOR	57
Proposal 3	Consider and vote upon the approval of the amended and restated Teradata 2012 Stock Incentive Plan	FOR	58
Proposal 4	Consider and vote upon the ratification of the appointment of our independent registered public accounting firm for 2019	FOR	68

2018 Financial Highlights vs. Prior Year

10% ANNUAL RECURRING REVENUE (“ARR”)	79% SUBSCRIPTION-BASED BOOKINGS AS A % OF TOTAL PRODUCT BOOKINGS	10% TOTAL RECURRING REVENUE	58% RECURRING REVENUE AS A % OF TOTAL REVENUE

Board of Directors

NAME	CLASS	AGE	CURRENT POSITION	POSITION (as of 12/31/2018)
Victor L. Lund*	III	71	Executive Chairman	President and Chief Executive Officer

Michael P. Gianoni*	III	58	Lead Director	Director

Cary T. Fu*	III	70	Director	Director

Joanne B. Olsen*	III	60	Director	Director

Daniel R. Fishback	I	57	Director	Director

David E. Kepler	I	66	Director	Director

Oliver G. Ratzesberger	I	48	President and Chief Executive Officer	Chief Operating Officer

William S. Stavropoulos	I	79	Director	Director

Lisa R. Bacus	II	54	Director	Director

Timothy C.K. Chou	II	64	Director	Director

James M. Ringler	II	73	Director	Chairman

John G. Schwarz	II	68	Director	Director

* Nominees for election

2	2019 PROXY STATEMENT

Board and Governance Highlights

Teradata has adopted many leading governance practices that establish strong independent leadership in our boardroom and provide our stockholders with meaningful rights, including:

all directors (other than Executive Chairman and CEO) and all audit, compensation and governance committee members are independent independent lead director
strategy actively overseen by board
separate CEO and board chair roles
highly qualified and diverse board with extensive executive experience at global, public companies and knowledge of software and technology industries active board oversight of risk and operational plans
ongoing board refreshment (6 new directors in the past 4 years)
schedule regular executive sessions of independent directors at board and committee meetings independent compensation consultant engaged to advise on compensation of our executives and directors ongoing stockholder engagement that results in impactful changes to executive compensation and corporate governance programs at the Company robust stock ownership requirements for directors and executive officers and prohibitions on hedging and pledging stock compensation clawback and harmful activity policies

3

ELECTION OF DIRECTORS (Item 1 on Proxy Card)

The Board of Directors is currently divided into three classes. Directors are elected by stockholders for terms of three years and hold office until their successors are elected and qualified. One of the three classes is elected each year to succeed the directors whose terms are expiring. As of the 2019 annual meeting, the terms for the directors in Classes I, II and III of the Board of Directors expire in 2020, 2021 and 2019, respectively.

Ms. Olsen and Messrs. Fu, Gianoni and Lund currently are Class III directors whose terms are expiring at the 2019 annual meeting. For the reasons described below, each of the Class III directors has been nominated by the board for re-election through the 2022 annual meeting of stockholders and until his or her successor is elected and qualified.

Proxies solicited by the board will be voted for the election of the nominees, unless you instruct otherwise on your proxy. Each of the nominees is willing to serve if elected. The board has no reason to believe that these nominees will be unable to serve. However, if one of them should become unavailable, the board may further reduce the size of the board or designate a substitute nominee. If the board designates a substitute, shares represented by proxies will be voted for the substitute nominee.

The Board of Directors recommends that you vote FOR the election of each of the Class III nominees as a director.

Election of each nominee requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such election. If a nominee does not receive a majority vote, he or she is required to tender his or her resignation for consideration by the disinterested members of the Board of Directors in accordance with our Corporate Governance Guidelines as described on page 12 of this proxy statement. Proxies solicited by the Board of Directors will be voted FOR each nominee, unless you specify otherwise in your proxy. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote.

Director Qualifications

Our Board of Directors currently consists of twelve members who we believe are extremely well-qualified to serve on the board and represent our stockholders’ best interests. As described on page 15 of this proxy statement under the caption “Selection of Nominees for Directors,” the board and its Committee on Directors and Governance (the “Governance Committee”) select nominees with a view to establishing a Board of Directors that is comprised of members who:

•	have extensive business leadership experience,

•	bring diverse perspectives to the board,

•	are independent and collegial,

•	have high ethical standards as well as sound business judgment and acumen, and

•	understand and are willing to make the time commitment necessary for the board to effectively fulfill its responsibilities.

Key Qualifications and Attributes

We believe that each of the director nominees and other directors bring these qualifications to our Board of Directors. Moreover, they provide our board with a diverse complement of specific business skills, experience and perspectives, including: extensive financial and accounting expertise, public-company board experience, knowledge of the technology and software industries and of Teradata’s business, experience with companies with a global presence and with growth and/or transformation strategies, and

4	2019 PROXY STATEMENT

Election of Directors

extensive operational and strategic planning experience. In addition, the board believes that each of the director nominees and other directors has demonstrated outstanding achievement in his or her professional career, the willingness to participate actively in board activities and share policy-making and strategic thinking experiences, an ability to articulate independent perspectives, make analytical inquiries and take tough positions that challenge management, and a high degree of personal and professional integrity.

The following describes the key qualifications, business skills, experience and perspectives that each of our directors brings to the Board of Directors, in addition to the general qualifications and attributes described above and information included in the biographical summaries provided below for each director. Based on all of these qualifications and attributes, we believe that the directors and nominees have the appropriate set of skills to serve as members of the board.

2019 Director Nominees

Class III Nominees — Current Terms Expiring in 2019:

CARY T. FU	Co-founder and retired Chairman and Chief Executive Officer of Benchmark Electronics, Inc.	Director since: 2008

Key Qualifications and Attributes:

•  Experience as the chief executive officer and chairman of the board of a global, publicly-traded technology company

•  Financial expertise and experience as a chief financial officer and certified public accountant

•  Experience co-founding and leading a high-growth business organization

•  Diverse perspectives given Taiwanese heritage and years of experience doing business in Asia

Biography:

Mr. Fu, age 70, is the co-founder of Benchmark Electronics, Inc. (“Benchmark”), a publicly-held electronics manufacturing services provider. He served as Chairman of the Board of Benchmark from 2009 until his retirement in December 2012, and was a director of Benchmark from 1990 to 2009. In 2011, Mr. Fu retired as Benchmark’s Chief Executive Officer, a position he had held since 2004. Prior to becoming Chief Executive Officer of Benchmark, he served as its President and Chief Operating Officer from 2001 to 2004, Executive Vice President from 1992 to 2001, and Executive Vice President, Financial Administration, from 1990 to 1992. He also serves on the board of directors of Littelfuse, Inc., a leading global manufacturer of circuit protection and power control technologies, and is a certified public accountant. He joined our board in July 2008.

MICHAEL P. GIANONI	Lead Director of Teradata Corporation President and Chief Executive Officer of Blackbaud, Inc.	Director since: 2015

Key Qualifications and Attributes:

•  Experience as the president and chief executive officer of a global, publicly-traded software-as-a-service company

•  Strong operational and leadership skills and business acumen

•  Proven track record driving financial performance improvement

•  Deep software industry knowledge

Biography:

Mr. Gianoni, age 58, is the President and Chief Executive Officer of Blackbaud, Inc., a provider of software and services specifically designed for nonprofit organizations, a position he has held since joining the company in January 2014. Previously, Mr. Gianoni was the Executive Vice President and Group President, Financial Institutions, at Fiserv, Inc., a global technology provider serving the financial services industry, from 2010 to 2013. He joined Fiserv as President of its Investment Services division in 2007, where he was responsible for product, technology, sales, finance, operational, and strategy. From 2006 until its acquisition by Fiserv, Mr. Gianoni was Executive Vice President and General Manager of CheckFree Corporation, a leading provider of financial e-commerce solutions. Prior to that time, he held a number of senior management positions at DST Systems Inc., an information processing and software services company. Mr. Gianoni serves as a director of Blackbaud. He joined Teradata’s board in January 2015 and was appointed our independent Lead Director in January 2019.

5

Election of Directors

VICTOR L. LUND	Executive Chairman of Teradata Corporation	Director since: 2007

Key Qualifications and Attributes:

•  Experience as the President and Chief Executive Officer of the Company with extensive knowledge of Teradata’s operations, strategy, customers, and financial position

•  Significant financial expertise and business acumen

•  Experience as the chief financial officer and chief executive officer of a large business with a high-growth model

•  Extensive public-company board experience, particularly on audit committees

Biography:

Mr. Lund, age 71, is the Executive Chairman of Teradata. He served as the Company’s President and Chief Executive Officer from May 2016 until January 2019. Previously, he served as the non-executive Chairman of the Board of DemandTec, a publicly-held, on-demand applications company, from 2006 until 2012, and was a member of its board from 2005 until 2012. Mr. Lund was non-executive Chairman of the Board of Mariner Health Care, Inc., a long-term health care services company, from 2002 until December 2004 and Vice Chairman of Albertson’s, Inc. from 1999 to 2002. Prior to that, he served as Chairman and Chief Executive Officer of American Stores Company. During his 22-year career with American Stores, Mr. Lund held executive positions of increasing responsibility, including Chief Financial Officer and Executive Vice President. Earlier in his career, Mr. Lund was a practicing certified public accountant. He also serves as a director of Service Corporation International and a number of privately-held companies. He joined our board in September 2007.

JOANNE B. OLSEN	Former Executive Vice President, Cloud Services and Support, Oracle Corporation	Director since: 2018

Key Qualifications and Attributes:

•  Extensive experience within the software and technology industries

•  Senior executive leadership of cloud-based solutions and services

•  Diverse perspectives given gender and global management experience

Biography:

Ms. Olsen, age 60, served as the Executive Vice President, Cloud Services and Support at Oracle Corporation, a worldwide software and services company, from November 2016 until she retired in August 2017. In that role, she drove Oracle’s cloud transformation services and support strategy, partnering with leaders across all business units, leading a team of cloud customer experience experts, covering customer success, implementation success, consulting, support, education, and managed cloud services. She previously served as Senior Vice President and leader of Oracle’s applications sales, alliances, and consulting organizations in North America from 2010 to 2016. Ms. Olsen began her career with IBM, where, over the course of more than three decades, she held a variety of executive management positions across sales, global financing and hardware. She also serves as a director of Ciena Corporation, a global supplier of telecommunications networking equipment, software, and services. She joined Teradata’s board in June 2018.

6	2019 PROXY STATEMENT

Election of Directors

Class I — Current Terms Expiring in 2020:

DANIEL R. FISHBACK	Former President and Chief Executive Officer of DemandTec, Inc.	Director since: 2017

Key Qualifications and Attributes:

•  Experience as the chief executive officer of a global, publicly-traded company in the software-as-a service industry

•  Strong leadership skills and a proven track record driving financial growth and product development

•  Technology industry expertise

Biography:

Mr. Fishback, age 57, served as the President and Chief Executive Officer of DemandTec, Inc. from 2001 to 2013. DemandTec is a provider of a cloud-based collaborative optimization network for retailers and consumer products companies that was acquired by IBM in 2012. From 2000 to 2001, Mr. Fishback served as Vice President of Channels for Ariba, Inc., a provider of solutions to help companies manage their corporate spending. Prior to that, he held sales and executive leadership positions at Trading Dynamics Company and Hyperion Solutions Corporation. Mr. Fishback serves on the board of Qumu Corporation, a leading enterprise video platform provider, serves on the board of directors for several private technology companies, and is an advisor and consultant to a number of companies focusing on the application of analytic solutions to solve complex business problems. He joined our board in January 2017.

DAVID E. KEPLER	Retired Executive Vice President, Chief Sustainability Officer and Chief Information Officer of The Dow Chemical Company	Director since: 2007

Key Qualifications and Attributes:

•  Experience as the chief information officer of a complex, global company with additional responsibility for corporate sustainability initiatives, risk management and business services operations

•  Financial expertise

•  Recognized leader in the area of cybersecurity

Biography:

Mr. Kepler, age 66, served as the Executive Vice President, Chief Sustainability Officer and Chief Information Officer (“CIO”) of The Dow Chemical Company (“Dow”) from 2008 until his retirement in 2014. Mr. Kepler joined Dow in 1975 and was appointed the company’s Vice President and CIO in 1998 and Corporate Vice President in 2001. At Dow, Mr. Kepler assumed responsibility for Business Services in 2004, was appointed Senior Vice President in 2006, with added responsibilities for the company’s sustainability initiatives, and appointed Executive Vice President in 2008. He also serves on the board of directors of TD Bank Group and Autoliv, Inc., as a trustee of the University of California Berkeley, and as a board member of the Michigan Baseball Foundation. From 2008 to 2015, he was appointed to and served on the U.S. National Infrastructure Advisory Council that advised the President on the protection of critical infrastructure and homeland security issues. He joined our board in November 2007.

7

Election of Directors

OLIVER G. RATZESBERGER	President and Chief Executive Officer of Teradata Corporation	Director since: 2018

Key Qualifications and Attributes:

•  Service as Teradata’s President and Chief Executive Officer with extensive and deep knowledge of the software industry and the Company

•  Experience leading the Company’s operations to advance a customer-focused strategy and execution of go-to-market, products and services

•  Technology visionary with strong leadership skills who fosters a collaborative and inclusive culture

Biography:

Mr. Ratzesberger, age 48, has been the President and Chief Executive Officer of Teradata since January 2019. Previously, from February 2018 until 2019, he served as Teradata’s Chief Operating Officer with responsibility for the Company’s operations and strategies for go-to-market, product development and innovation, marketing, and customer support and services. From August 2016 to February 2018, he was the Executive Vice President and Chief Product Officer with responsibility for the research and development of Teradata’s data and analytics solutions. Previously, from 2015 to August 2016, he was President, Teradata Labs and, from 2013 to 2015, led the software teams for Teradata Labs. Before joining Teradata, Mr. Ratzesberger served as Vice President, Information Analytics and Innovation at Sears Holdings Corporation from 2011 until 2013. Prior to that, from 2004 until 2011, he was Senior Director, Analytics Platform at eBay, Inc. where he was responsible for its data warehouse and big data platforms. Before joining eBay, Mr. Ratzesberger worked for both Fortune 500 and early-stage companies, holding positions of increasing responsibility in software development and information technology. Mr. Ratzesberger joined our board in November 2018.

WILLIAM S. STAVROPOULOS	Chairman Emeritus of the Board of Directors of The Dow Chemical Company	Director since: 2007

Key Qualifications and Attributes:

•  Distinguished career with extensive public-company board experience

•  Leadership experience as a former chief executive officer and chairman of a major, global company

•  Substantial business and strategic acumen

•  In-depth knowledge of the Company

Biography:

Mr. Stavropoulos, age 79, retired as Chairman of the Board of Dow in 2006. He had served in such capacity since 2000. Mr. Stavropoulos was the President and Chief Executive Officer of Dow from 1995 to 2000 and was Chief Executive Officer from 2002 to 2004. He is the lead director of Univar, Inc., a global distributor of commodity and specialty chemicals. In addition, he is on the advisory board for Metalmark Capital LLC, a private equity investment firm, and is a director of Kissner Global Holdings, LP. He is the Chairman and Chief Executive Officer of the Michigan Baseball Foundation, serves as a trustee of the Rollin M. Gerstacker Foundation, and serves on the board of Artis–Naples. Mr. Stavropoulos served on the boards of Maersk Inc., from 2002 to 201,4 and Tyco International, Inc., from 2007 until 2013, and as a special advisor to Clayton, Dubilier & Rice, Inc., from 2006 until 2017. Mr. Stavropoulos joined our board in September 2007.

8	2019 PROXY STATEMENT

Election of Directors

Class II — Current Terms Expiring in 2021:

JAMES M. RINGLER	Former Chairman of Teradata Corporation	Director since: 2007

Key Qualifications and Attributes:

•  Experience as the chief executive officer and chairman of the board of publicly-held, global companies

•  Extensive experience on public company boards

•  Excellent operational and leadership skills and business acumen

•  An in-depth knowledge of the Company’s business, strategy and management team

Biography:

Mr. Ringler, age 73, was Chairman of the Board of Teradata from September 2007 until January 2019. He previously served as Chairman of the Board of NCR Corporation, from 2005 to 2007, and served as NCR’s President and Interim Chief Executive Officer for approximately 6 months in 2005. He served as Vice Chairman of Illinois Tool Works Inc., a multi-billion dollar diversified manufacturer of highly engineered components and industrial systems, from 1999 until he retired in 2004. Prior to joining Illinois Tool Works, from 1997 to 1999, Mr. Ringler was Chairman of Premark International, Inc. He also served as Premark’s Chief Executive Officer from 1995 to 1999 when it merged with Illinois Tool Works. Mr. Ringler serves as a director of Autoliv, Inc., Veoneer, Inc., TechnipFMC plc, and John Bean Technologies Corporation. He previously served on the board of The Dow Chemical Company/DowDuPont, Inc., from 2001 until February 2019, and Ingredion Incorporated, from 2002 until 2014. He joined our board in September 2007.

LISA R. BACUS	Executive Vice President and Chief Marketing Officer for Cigna Corporation	Director since: 2015

Key Qualifications and Attributes:

•  Deep marketing expertise with focus on strategic planning and data analytics, in-depth knowledge of communication and marketing strategies and customer service operations

•  Experience as senior executive of large global companies

•  Diverse perspectives given gender and Hispanic heritage

Biography:

Ms. Bacus, age 54, is the Executive Vice President and Chief Marketing Officer at Cigna Corporation, a global health care services company, and has held that role since May 2013. Her marketing role expanded with Cigna’s acquisition of Express Scripts in December 2018. Prior to joining Cigna, Ms. Bacus was the Executive Vice President and chief marketer at American Family Insurance Group, a personal and commercial property and casualty company, from 2011 until 2013, and its Vice President, Marketing, from 2008 to 2011. Before joining American Family Insurance, she was with Ford Motor Company, from 1986 to 2008, where she held a number of executive leadership positions, including Executive Director of Global Market Research and Insights, Executive Director of Global Marketing Strategy, and head of marketing for Ford in Mexico. She serves on the board of privately-held Culver Franchising System, Inc., as well as a number of non-profit corporations, and previously served on the board of Shoutlet, Inc., a privately-held company. Ms. Bacus joined our board in January 2015.

9

Election of Directors

TIMOTHY C.K. CHOU	Former President of Oracle On Demand, a division of Oracle Corporation	Director since: 2017

Key Qualifications and Attributes:

•  Extensive experience with technology companies including many years of experience in building and selling enterprise software and hardware

•  Recognized as an industry leader in cloud computing and the Internet of Things, having published several landmark books and been featured in various publications including Forbes, Business Week, The Economist, and The New York Times as well as on CNBC and NPR

•  Extensive experience with startup companies in both workflow and analytic applications

•  Diverse perspective given Chinese heritage and experience teaching a course on cloud computing in China

Biography:

Dr. Chou, age 64, served as President of Oracle On Demand, a division of Oracle Corporation, from 1999 until his retirement in 2005, during which time he led the growth of Oracle’s cloud business from a nascent stage to an industry-leading position. Prior to that, he served as the Chief Operating Officer of Reasoning, Inc., a pioneering application services provider, until it was acquired by Oracle in 2000. He served on the board of Embarcadero Technologies, a provider of database tools, from 2000 until 2007. In addition to his commercial career, he has taught in the computer science department at Stanford University since 1982. In 2006, he launched the first class on cloud computing at Stanford and in 2008 started a similar class at Tsinghua University in Beijing, China. In 2013, he became the Chairman of the Alchemist, a leading enterprise software accelerator where he is focused on analytics, artificial intelligence and the Internet of Things. His landmark book, The End of Software, served to educate enterprises, operators and investors in this major shift in business models. He has been a director at Blackbaud since 2007 and joined our board in January 2017.

JOHN G. SCHWARZ	Founder and Chief Executive Officer of Visier Inc.	Director since: 2010

Key Qualifications and Attributes:

•  Extensive experience within the software and technology industries, including as the chief executive officer and director of global, analytics technology companies

•  Operational and strategic planning experience leading a business organization that experienced high growth through both acquisitions and organic growth strategies

•  Broad global experience and perspective

Biography:

Mr. Schwarz, age 68, is the founder and Chief Executive Officer of Visier Inc., a business analytics software firm, a position he has held since 2010. Previously, he served as Chief Executive Officer of SAP Business Objects, a unit of SAP AG, from 2008 to 2010, during which time he was a member of the executive board of SAP AG and also served on the board of directors of SAP Business Objects. From 2005 until its acquisition by SAP in 2008, he served as Chief Executive Officer of Business Objects S.A., a provider of business intelligence software and services. Mr. Schwarz served as President and Chief Operating Officer of Symantec Corporation, a provider of infrastructure security and storage management software, from 2001 to 2005. From 2000 to 2001, he served as President and Chief Executive Officer of Reciprocal Inc., which provided business-to-business secure e-commerce services for digital content distribution over the Internet. Prior to joining Reciprocal, Mr. Schwarz spent 25 years at IBM Corporation with his last position being General Manager of IBM’s Industry Solutions unit, a worldwide organization focused on building business applications and related services for IBM’s large industry customers. Mr. Schwarz serves as a director of Synopsys, Inc. and Avast Software, and served as a director of SuccessFactors, Inc. from 2010 to 2011. He is also a member of the Dalhousie University Advisory Board. He joined our board in September 2010.

No family relationship exists among any of the directors, nominees or executive officers. No arrangement or understanding exists between any director, nominee, or executive officer and any other person pursuant to which any director, nominee or executive officer was selected as a director, nominee or executive officer of the Company.

10	2019 PROXY STATEMENT

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Corporate Governance

Our Board of Directors is elected by the stockholders to govern our business. The board selects the senior management team, who is charged with conducting our business, and acts as an advisor to senior management, monitors its performance, and approves its compensation. Our Board of Directors engages in active discussion and oversight of the Company’s business plans and strategy. It dedicates a meeting each year as well as time at other regular meetings to cover strategic planning and monitoring. As part of this process, the board considers how best to capture opportunities and balance risks with potential stockholder returns in light of many factors such as our competitive landscape, technology developments, organizational structure, and financial objectives, among other things. The board’s responsibilities also include planning for senior management succession, overseeing the integrity of our financial statements, and monitoring enterprise risks and compliance efforts.

To support these important duties, the board employs a strong framework of corporate governance practices, including those outlined below:

Independent Leadership and Oversight

  All directors except the Company’s Executive Chairman and the CEO are independent

  Separate CEO and board chair roles

  Independent lead director

  Three new experienced independent directors added in the last two years ensures fresh perspectives

  Average board tenure of 6.5 years

  Executive sessions of independent directors scheduled at every regular board meeting

  Limit on additional board service (no director sits on more than 4 other public company boards)

  All directors possess highly relevant experience and knowledge (7 of 12 are current or former chief executive officers and 9 of 12 have software and/or technology industry experience)

Executive Compensation Best Practices

  Emphasis on performance-based and long-term equity incentives

  Long-term equity program is 70% performance-based

  Prohibitions on hedging and pledging Company stock

  Clawback and harmful activity policies

  Annual advisory vote on compensation

  Annual incentive compensation is capped

  Approved by a fully-independent board committee using an independent consultant

Stockholder Engagement & Alignment	Track record of proactive, ongoing stockholder dialogue Significant Teradata stock ownership by officers and directors and strong stock ownership guidelines

Stockholder Rights	Majority vote standard for election of directors No poison pill in place Proxy access bylaw permits eligible stockholders to nominate candidates for election to the board

Ethics and Sustainability	Named a World’s Most Ethical Company by The Ethisphere Institute in 2019 for 10th straight year Comprehensive sustainability program with substantive annual reporting

11

Additional Information Concerning the Board of Directors

Stockholder Outreach

Stockholder engagement is an important part of our business practices, and we greatly value the input we receive from our stockholders. Teradata Investor Relations and members of Teradata management are in frequent communication with stockholders on a variety of matters, including strategy, operations, corporate governance practices, and executive compensation.

Teradata has engaged in a robust stockholder outreach effort for many years to better understand and address any concerns stockholders might have relating to the Company’s executive compensation program. This outreach continued through 2018 and early 2019, and in addition to compensation-related matters, a number of corporate governance matters were discussed with our stockholders during the outreach process. As described below on page 32 of the Compensation Discussion and Analysis section of this proxy statement, this engagement has been very productive and informative. Accordingly, stockholder interests have been taken into consideration in establishing a number of meaningful changes to Teradata’s executive compensation program and corporate governance framework.

Corporate Governance Guidelines

To help discharge its responsibilities, the Board of Directors has adopted Corporate Governance Guidelines on significant corporate governance issues. These guidelines address, among other things, such matters as director independence, committee membership and structure, meetings and executive sessions, the annual self-assessments of the board and its committees, and director selection, retirement, and training. The guidelines were updated in January 2019, particularly with respect to the roles of our Executive Chairman and independent Lead Director. The board’s Corporate Governance Guidelines are found on our corporate governance website at http://www.teradata.com/governance-guidelines. The board’s independent directors meet regularly in executive session without management present and, as provided in the Corporate Governance Guidelines, the Board of Directors has selected the independent Lead Director to preside at its executive sessions during 2019.

Board Independence and Related Transactions

We believe that the Company benefits from having a strong and independent board. For a director to be considered independent, the board must determine that the director does not have any direct or indirect material relationship with the Company that would affect his or her exercise of independent judgment. The Board of Directors has established independence standards as part of its Corporate Governance Guidelines. In general, the board must determine whether a director is considered independent, taking into account the independence guidelines of the New York Stock Exchange (“NYSE”) and the factors listed immediately following this paragraph (which are included as Exhibit B, Director Independence Standards, to the board’s Corporate Governance Guidelines referenced above) in addition to those other factors it may deem relevant. No director may qualify as independent unless the board affirmatively determines (i) under the NYSE listing standards, that he or she has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us), and (ii) under our independence standards, that the director or director candidate does not have any direct or indirect material relationship with us. Our independence standards include the following minimum criteria:

1.	A director will not be independent if:

•	at any time during the last three years, he or she has been an employee of Teradata, or an immediate family member of the director has been an executive officer of Teradata;

•

he or she has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from Teradata, other than certain limited circumstances, including: (a) compensation and other fees paid for service as a director; or (b) compensation received by an immediate family member for service as an employee of Teradata (other than as an executive officer);

•

he or she has certain relationships with any firm that serves as Teradata’s internal or external auditor, including (a) the director is a current partner or employee of such firm; (b) the director has an immediate family member who is a current partner of such firm; (c) the director has an immediate family member who is a current employee of such firm and personally works on Teradata’s audit; or (d) the director or an immediate family member of the director was within the last three years a partner or employee of such a firm and personally worked on Teradata’s audit within that time;

•

at any time within the past three years, the director or his or her immediate family member has been employed as an executive officer of another company where any of Teradata’s present executive officers at the same time serves or served on that company’s compensation committee; or

•

he or she is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, Teradata for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues (in each case, as reported in the other company’s last completed fiscal year).

12	2019 PROXY STATEMENT

Additional Information Concerning the Board of Directors

2.

A director will not be independent if he or she is an employee, or any member of the director’s immediate family is an executive officer, of a company which is indebted to Teradata or to which Teradata is indebted, and the total amount of the indebtedness exceeds the greater of $1,000,000 or 2% of the consolidated annual gross revenues of either company.

3.

A director will not be independent if he or she or any member of the director’s immediate family is an officer, director or trustee of a charitable or other tax-exempt organization, and donations by Teradata during any single fiscal year to the charitable or other tax-exempt organization within the last three years exceeds the greater of $1,000,000 or 2% of the organization’s consolidated annual gross revenues.

4.

A relationship arising solely from a director’s interest in another company or similar entity that is party to a transaction with Teradata will not be considered to be a material relationship with Teradata that would impair the director’s independence if: (i) such interest arises only from: (a) the director’s position as a director, trustee or similar position of such other company or entity, and/or (b) the direct or indirect ownership by the director and the director’s immediate family members, in the aggregate, is less than 10% of the equity or similar ownership interest in such other company or entity; and (ii) the director is not involved in the negotiation of the terms of the transaction with Teradata and does not receive any special benefits as the result of the transaction.

The board’s independence standards also provide for additional criteria for members of the Audit and Compensation and Human Resource Committees as required under applicable NYSE rules.

Our Board of Directors has affirmatively determined that all of our non-employee directors and nominees, namely Mmes. Bacus and Olsen and Messrs. Chou, Fishback, Fu, Gianoni, Kepler, Ringler, Schwarz, and Stavropoulos, meet the NYSE listing independence standards and our independence standards for the board and the committees on which they serve. In making this determination, the board considered transactions in 2017 and 2018 pursuant to which Cigna and its affiliates purchased data warehouse and marketing applications products and related services from Teradata, and Teradata purchased employee benefit program services, with aggregate sales attributed to such purchases significantly below 2% of the annual revenues of either company. The board concluded that Ms. Bacus’ relationship as an officer of Cigna does not disqualify her from being deemed independent under these standards. There were no other transactions, relationships or arrangements in fiscal year 2018 that required review by the board for purposes of determining director independence.

Board Leadership Structure

While our Corporate Governance Guidelines do not require that our Chairman and CEO positions be separate, our board believes that having separate positions, along with an independent Lead Director, is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. As of January 14, 2019, our Board of Directors is led by an Executive Chairman, Mr. Lund, and an independent Lead Director, Mr. Gianoni. Mr. Lund and our CEO, Mr. Ratzesberger, are the only members of the board who are not independent directors. We believe that this leadership structure enhances the accountability of the CEO to the board, strengthens the board’s independence from management, and benefits independent risk oversight of the Company’s day-to-day risk management activities. In addition, separating these roles allows Mr. Ratzesberger to focus his efforts on running our business, meeting with customers and investors, and managing the Company in the best interests of our stockholders, while we are able to benefit from prior leadership experience of Messrs. Lund and Gianoni.

In recognition that our Chairman is not independent given that he served as CEO of the Company from May 2016 until January 2019, as part of our ongoing process to ensure that the board’s Corporate Governance Guidelines are in line with best practices, we recently updated our guidelines with respect to the Lead Director, pursuant to which this role has the following key responsibilities:

•

working with the Chairman of the Board regarding the meeting schedule for each year and the annual planning agenda to ensure that the schedule provides adequate time for discussion of appropriate issues and that information is made available directors on a timely basis;

•	calling meetings of the independent directors, as needed;

•	developing the agenda for executive sessions of the independent directors in consultation with the Chairman of the Board;

•	chairing executive sessions of the independent directors and acting as liaison between the independent directors and the Chairman of the Board on matters raised in such sessions;

•	chairing Board meetings when the Chairman of the Board is not in attendance;

•	consulting with stockholders of the Company at management’s request; and

•	assuming such other responsibilities that the board may designate from time to time.

13

Additional Information Concerning the Board of Directors

Board Oversight of Risk

Management is responsible for the Company’s day-to-day risk management activities, and our board’s role is to engage in informed risk oversight. In fulfilling this oversight role, our Board of Directors focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system. The board’s committee structure and the collective knowledge and experience of its members promotes a broad perspective, open dialogue and useful insights regarding risk, thereby increasing the effectiveness of the board’s role in risk oversight.

There are a number of ways our board performs this risk oversight function, including the following:

•	at its regularly scheduled meetings, the board receives management updates on our business operations, financial results, and strategy and discusses risks related to the business;

•

the Audit Committee assists the board in its oversight of risk management by overseeing the Company’s enterprise risk management process and discussing with management – particularly, the Chief Financial Officer; Vice President, Information Systems; Vice President, Enterprise Risk and Assurance Services; and Chief Ethics, Compliance & Privacy Officer – the Company’s guidelines and policies regarding financial and enterprise risk management and risk appetite, including: (i) major risk exposures such as, for example, financial, cybersecurity, data privacy, operations, and legal and regulatory risks, and the steps management has taken to monitor and control such exposures; and (ii) internal audit and ethics and compliance updates, as well as whistleblower updates, if any;

•

the Audit Committee also receives quarterly reports from our Chief Information Security Officer assessing the status, adequacy and effectiveness of cybersecurity risks and twice per year, or more as needed, reviews and discusses the Chief Information Security Officer’s report on cybersecurity risks and the steps the security team has taken to monitor and control related exposures and reports to the board on these matters; and

•

through management updates and committee reports, the board monitors our risk management activities, including the enterprise risk management process, risks relating to our compensation programs, and financial and operational risks being managed by the Company.

Compensation Risk Assessment

Based on an analysis conducted by management and reviewed by the Board of Directors, we do not believe that our compensation programs for employees are reasonably likely to have a material adverse effect on the Company.

Director Education

The Company encourages directors to participate in continuing education programs focused on the Company’s business and industry, committee roles and responsibilities and legal and ethical responsibilities of directors, and the Company reimburses directors for their expenses associated with this participation. We also encourage our directors to attend Teradata events such as our annual users’ conference (Teradata Universe) and our investor day events. Continuing director education is also provided during board meetings and other board discussions as part of the formal meetings and may include internally developed materials and presentations as well as programs presented by third parties. In addition, new directors participate in extensive orientation sessions that are focused on corporate governance and the Company’s strategy and business.

Executive Management Succession Planning

In consultation with its Compensation and Human Resource Committee and CEO, the Board of Directors regularly reviews short- and long-term succession plans for all senior management positions and, in particular, our CEO. The criteria used when assessing the qualifications of potential CEO successors include, among others, strategic vision and leadership, operational excellence and execution, financial management, executive officer leadership skills, ability to motivate employees particularly in a dynamic and changing work environment, as well as an ability to develop an effective working relationship with the board and engender the confidence of our stockholders. Our former CEO, in anticipation of his transitioning to the role of Executive Chairman, worked with our management team and Board of Directors overseeing a robust succession plan for the Company that resulted in the recent appointment of Oliver Ratzesberger as President and CEO, whom the board believes exemplifies the qualities described above. Mr. Ratzesberger’s appointment represented the culmination of a thorough and thoughtful process undertaken by the board over the past few years to ensure that the Company is best positioned to deliver on our value proposition to all stakeholders.

Code of Ethics

We have a Code of Conduct that sets the standard for ethics and compliance for all of our employees, including our officers, directors, chief accounting officer, and corporate controller. Our Code of Conduct is available on our corporate governance website at http://www.teradata.com/code-of-conduct.

14	2019 PROXY STATEMENT

Additional Information Concerning the Board of Directors

Section 16(a) Beneficial Ownership Reporting Compliance

To the best of our knowledge, in 2018 all of our executive officers and directors timely filed the reports required under Section 16(a) of the Securities Exchange Act of 1934, except that Mr. Ratzesberger filed one late report due to an inadvertent clerical error by the Company that slightly underreported the number of his acquired shares.

Meetings and Meeting Attendance

The Board and its committees met throughout the year on a set schedule, held special meetings, and acted by written consent from time to time as appropriate. At each of its regular meetings, the board held sessions for the independent directors to meet without the CEO present. Members of the senior management team regularly attend board meetings to present information on our business and strategy, and board members are welcome and encouraged to meet with employees worldwide and to attend industry, analyst, and other major events.

The board and its committees met a total of 27 times last year. In 2018, each of the directors attended 75% or more of the total number of meetings of the board and the committee(s) on which he or she serves. In addition, under the board’s Corporate Governance Guidelines, our directors are expected to attend our annual meeting of stockholders each year. All of our directors attended the 2018 annual meeting of stockholders.

Selection of Nominees for Directors

The Board of Directors and the Governance Committee are responsible for recommending candidates for membership to the board. The director selection process and director qualification guidelines are described in detail in the board’s Corporate Governance Guidelines, which are posted on our corporate governance website at http://www.teradata.com/governance-guidelines.

In determining candidates for nomination, the Governance Committee will seek the input of the Chairman of the Board, the CEO and other directors, and will consider individuals recommended for board membership by our stockholders in accordance with our bylaws and applicable law. In general, we desire to have a balanced group of directors who can perpetuate the Company’s long-term success and represent stockholder interests generally through the exercise of sound business judgment based on a diversity of experiences and perspectives. As part of the selection process, the board and the Governance Committee use the qualification factors listed in our Corporate Governance Guidelines and examine candidates’ business skills and experience, personal integrity, judgment, and ability to devote the appropriate amount of time and energy to serving the best interests of stockholders, in addition to the desired composition of the board as a whole and the Company’s current and future needs. Although we do not have a formal diversity policy, the Governance Committee and the board also consider the desire for diverse perspectives that can be gained through different professional experiences, backgrounds, and education, as well as gender, race or ethnic diversity. In addition, while the board does not have age or term limits, it seeks to balance director turnover. The board believes that new perspectives and ideas are critical to a forward-looking and strategic board as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring to the board room.

As previously reported by the Company, the Governance Committee engaged the outside search firm of Spencer Stuart LLP to assist it in identifying and contacting qualified candidates and the board decided to expand its size by appointing Joanne Olsen and Oliver Ratzesberger as new directors in 2018. As described under the caption “Director Qualifications” on pages 4 to 5 of this proxy statement, we believe our current directors represent a highly qualified and capable board with very diverse perspectives and balanced tenure.

If you wish to recommend individuals for consideration as directors, you can submit your suggestions in writing to our Corporate Secretary as outlined in our bylaws. Under our bylaws, you will need to provide, among other things, the candidate’s name, age, residential and business contact information, detailed biographical data and qualifications for service as a board member, the class or series and number of shares of Teradata’s capital stock (if any) which are owned beneficially or of record by the candidate, a document signed by the candidate indicating the candidate’s willingness to serve, if elected, and evidence of the stockholder’s ownership of our stock. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. Stockholders who intend to nominate directors for election at our next annual meeting of stockholders must follow the procedures described in our bylaws, which are available on our corporate governance website at http://www.teradata.com/articles-and-bylaws. See “Procedures for Stockholder Proposals and Nominations” on page 75 of this proxy statement for further details regarding how to nominate directors.

The directors nominated by the Board of Directors for election at the 2019 annual meeting were recommended by the Governance Committee following the process described above. See “Director Qualifications” and “Nominees” on pages 4 to 10 of this proxy statement for further details regarding the reasons and director attributes supporting these nominations. All of these candidates for election are currently serving as our directors and have been determined by the board to be independent.

15

Additional Information Concerning the Board of Directors

Under the board’s Corporate Governance Guidelines, if any director who is nominated for election at the 2019 annual meeting is not re-elected by the required majority vote, such director is required to promptly offer his or her resignation. The Board of Directors, giving due consideration to the best interests of the Company and our stockholders, is required to evaluate the relevant facts and circumstances, including whether the underlying cause of the director’s failure to receive the required majority vote can be cured, and make a decision on whether to accept the offered resignation. Any director who offers a resignation pursuant to this provision cannot participate in the board’s decision process. The Board of Directors will promptly disclose publicly its decision and, if applicable, the reasons for rejecting the offered resignation. If the board accepts a director’s resignation pursuant to this process, the Governance Committee will recommend to the Board of Directors whether to fill the resulting vacancy or reduce the size of the board.

16	2019 PROXY STATEMENT

COMMITTEES OF THE BOARD

Committee Structure and Responsibilities

Our Board of Directors has four committees: the Audit Committee, the Compensation and Human Resource Committee, the Committee on Directors and Governance, and the Executive Committee.

Audit Committee

The Audit Committee is the principal agent of the Board of Directors in overseeing our accounting and financial reporting processes and audits of our financial statements and internal controls, including assisting in the board’s oversight of (i) the integrity of our financial statements, (ii) our compliance with ethical, legal and regulatory requirements, (iii) the qualifications, independence and performance of our independent registered public accounting firm, and (iv) the qualifications and performance of our internal audit function and internal auditors.

The Audit Committee also:

•

is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm and pre-approving all audit services, as well as any audit-related, tax and other non-audit services, to be performed by such firm;

•	oversees the negotiation of audit fees in connection with the retention of our independent registered public accounting firm;

•	reviews and discusses with our independent registered public accounting firm its quality control procedures;

•	regularly reviews the annual audit plan of our independent registered public accounting firm, including the scope of audit activities, and monitors the progress and results of the annual audit;

•

meets with the independent registered public accounting firm, the internal auditors and management to review and discuss the internal audit scope and plan, the results of internal audit activities, and the adequacy of our internal controls and financial, accounting and reporting processes;

•	oversees the appointment, removal and performance of our chief audit executive;

•

discusses with management and the independent registered public accounting firm our annual audited financial statements and unaudited quarterly financial statements, and recommends to the board that the audited financial statements be included in the Company’s annual report filing with the U.S. Securities and Exchange Commission (“SEC”);

•

discusses with management and the independent registered public accounting firm (i) all critical accounting policies and practices used, (ii) any significant financial reporting issues and judgments made in connection with the preparation of our financial statements, including analyses of the effects of alternative accounting methods under generally accepted accounting principles that have been discussed with management and the treatment preferred by the independent registered public accounting firm, (iii) the effect of regulatory and accounting initiatives and off-balance sheet structures on our financial statements, and (iv) any other reports required by law to be delivered by the independent registered public accounting firm, including any management letter or schedule of unadjusted differences;

•

is directly responsible for oversight of our major financial and enterprise risk exposures such as, for example, financial, cash investments, cybersecurity, information technology, data privacy, business continuity, and legal and regulatory risks, and regularly discusses management’s plans and actions related to these areas;

•

receives periodic reports from our internal auditors on findings of fraud, if any, and its significant findings regarding the design and/or operation of internal control over financial reporting as well as management responses to such findings;

•	reviews our periodic SEC filings and our quarterly earnings releases;

•	oversees our ethics and compliance program;

•	prepares the committee report required pursuant to the rules of the SEC for inclusion in our proxy statements;

•	ensures that the Company has established procedures for the confidential submission of employee concerns regarding accounting or auditing matters; and

•	reviews relationships between the Company and our independent registered public accounting firm or any of its subsidiaries to ascertain the independence of the external auditors.

17

Committees of the Board

The Audit Committee has four members, Ms. Olsen and Messrs. Chou, Fu and Kepler, each of whom meets the NYSE listing independence standards, is independent under our recently-updated independence standards and financially literate, as determined by the board under applicable NYSE standards. In addition, the board has determined that because of his accounting and financial management expertise, Mr. Fu is an “audit committee financial expert,” as defined under SEC regulations. No member of the committee may receive any compensation, consulting, advisory or other fee from us, other than board compensation described beginning on page 26 of this proxy statement under the caption “Director Compensation,” as determined in accordance with applicable SEC and NYSE rules. Each Audit Committee member is limited to serving on the audit committees of two other public companies, unless the Board of Directors evaluates and determines that these other commitments would not impair the director’s effective service to us. A more detailed discussion of the committee’s mission, composition, and responsibilities is contained in the Audit Committee Charter. A copy of this charter, which was last amended by the committee on July 19, 2018, can be found on our corporate governance website at http://www.teradata.com/audit-committee-charter. A report of the Audit Committee is set forth below on page 69 of this proxy statement.

Compensation and Human Resource Committee

In general, this committee (i) discharges our board’s responsibilities relating to the compensation of our executives, (ii) provides general oversight of our management compensation philosophy and practices, benefit programs, and strategic workforce initiatives, (iii) oversees succession planning and leadership development activities, and (iv) reviews and approves our overall compensation principles, objectives and programs covering executive officers and key management employees as well as the competitiveness of our total executive officer compensation practices. The Compensation and Human Resource Committee also:

•	evaluates and reviews the performance levels of our executive officers in light of the Company’s goals and objectives and determines base salaries and equity and incentive awards for such officers;

•	establishes the annual goals and objectives of the CEO, after consulting with the independent members of the board;

•	at executive session of the Board of Directors, discusses its evaluation of, and determination of compensation for, the CEO based on the CEO’s performance against annual goals and objectives;

•	reviews and, as needed, recommends to our Board of Directors for approval our executive compensation plans, including incentive compensation plans, and all equity-based compensation plans;

•

oversees our plans for management succession and development and, on an annual basis, assists the Board of Directors in reviewing and monitoring succession planning, particularly with respect to the CEO;

•

reviews and discusses with management the disclosures in our proxy statements with respect to executive compensation policies and procedures and produces the committee’s annual report related to such disclosure for inclusion in our proxy statements;

•	reviews management’s proposals to make significant organizational changes or significant changes to existing executive officer compensation plans;

•	reviews the stock ownership guidelines and compliance of the CEO and other executive officers with such guidelines;

•	exercises administrative and oversight functions assigned to the committee under the Company’s various benefit plans, including the Company’s 401(k) savings plan;

•	oversees the Teradata Benefits Committee to which it delegated oversight and management responsibilities for U.S.-based employee benefit plans;

•	periodically reviews and monitors the Company’s diversity and inclusion representations and initiatives on a bi-annual basis; and

•

reviews and makes recommendations to the board with respect to stockholder approval of executive compensation (say-on-pay votes) and the frequency of say-on-pay votes, including review of stockholder feedback as appropriate.

The Compensation and Human Resource Committee has four members, Ms. Bacus and Messrs. Fishback, Ringler and Schwarz, each of whom the Board of Directors has determined meets the NYSE listing independence standards and our independence standards. The committee may form subcommittees with authority to act on the committee’s behalf as it deems appropriate and has delegated authority to our CEO and Chief Human Resources Officer to award equity to individuals other than executive officers in limited instances. In addition, the CEO conducts annual performance evaluations of executives and, after consulting with the Chief Human Resources Officer, provides this committee with his assessments and recommendations with respect to the amount and form of compensation for such executives.

18	2019 PROXY STATEMENT

Committees of the Board

In July 2018, this committee extended the engagement of Frederic W. Cook & Co. (“FW Cook”) as its outside compensation consultant to assist the committee in the development of our executive compensation and benefit programs, including the amount and form of such compensation, and in the evaluation of our CEO. The rules for the use of the compensation consultants by the committee and management include the following: (i) only the committee and its Chair can hire or fire the consultant with respect to such services; (ii) on an annual basis, the consultant will provide the committee with a letter of the projected scope of services for the year; (iii) the consultant’s work will be coordinated with our Chief Human Resources Officer and any project undertaken at management’s request will be with the knowledge and consent of the committee Chair; (iv) the consultant will have direct contact with the committee; and (v) the committee will evaluate the performance of the consultant on an annual basis. In 2018, management did not engage the outside compensation consultants to perform any executive compensation consulting services for the Company. Moreover, the Compensation and Human Resource Committee reviewed the independence of the consultant in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that the firm’s work for the committee is independent and does not raise any conflicts of interest. A more detailed discussion of the committee’s mission, composition, and responsibilities is contained in the Compensation and Human Resource Committee Charter, which was last amended on April 29, 2013, and is available on our corporate governance website at http://www.teradata.com/compensation-committee-charter. A report of the committee is set forth below on page 28 of this proxy statement.

Committee on Directors and Governance

This committee is responsible for reviewing the board’s corporate governance practices and procedures, and:

•	establishes procedures for evaluating the performance of the Board of Directors and oversees such evaluation;

•

reviews the composition of our Board of Directors and the qualifications of persons identified as prospective directors, recommends to the board the candidates to be nominated for election as directors, and, in the event of a vacancy on the board, recommends any successors;

•	reviews and makes recommendations to the board concerning non-employee director compensation;

•	sees that proper attention is given, and appropriate responses are made, to stockholder concerns regarding corporate governance matters; and

•	oversees the Company’s Related Person Transactions Policy and Corporate Governance Guidelines, including the standards regarding director independence.

In January 2019, the Committee on Directors and Governance extended the engagement of FW Cook as its consultant to review our director compensation program. The Governance Committee reviewed the independence of FW Cook in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that the firm’s work for the committee is independent and does not raise any conflicts of interest.

This committee is composed entirely of independent directors, Messrs. Gianoni, Ringler and Stavropoulos. The committee approved the nomination of the candidates reflected in Proposal 1. A more detailed discussion of the committee’s mission, composition and responsibilities is contained in its charter, which was last amended on November 29, 2016, and is available on our corporate governance website at http://www.teradata.com/committee-on-directors-and-governance-charter.

Executive Committee

The Executive Committee has five members, Messrs. Gianoni, Kepler, Lund, Ratzesberger, and Schwarz. This committee has the authority to exercise all powers of the full Board of Directors, except those prohibited by applicable law, such as amending the bylaws or approving a merger that requires stockholder approval. This committee meets between regular board meetings if urgent action is required.

19

Committees of the Board

Board Committee Membership as of December 31, 2018

NAME	EXECUTIVE COMMITTEE (1)	COMPENSATION AND HUMAN RESOURCE COMMITTEE	AUDIT COMMITTEE	COMMITTEE ON DIRECTORS AND GOVERNANCE

Victor L. Lund

Lisa R. Bacus

Timothy C.K. Chou

Daniel R. Fishback

Cary T. Fu

Michael P. Gianoni				*

David E. Kepler			*

Joanne B. Olsen

Oliver G. Ratzesberger

James M. Ringler	*

John G. Schwarz		*

William S. Stavropoulos

Number of Meetings in 2018	0	7	9	4

*	Committee Chair

(1)	As of January 14, 2019, Mr. Ratzesberger replaced Mr. Ringler as a member of the Executive Committee and Mr. Lund became chair of such committee.

Compensation Committee Interlocks and Insider Participation

During 2018, no member of the Compensation and Human Resource Committee was a current or former officer or employee of the Company. None of our executive officers served as a member of the compensation committee (or board of directors serving the compensation function) or director of another entity where such entity’s executive officers served on our Compensation and Human Resource Committee or board.

Communications with Directors

Stockholders and interested parties wishing to communicate directly with our Board of Directors, any individual director, the Chairman of the Board or the independent Lead Director, or our non-management or independent directors as a group are welcome to do so by writing our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127. The Corporate Secretary will forward any communications as directed. Any matters reported by stockholders or interested parties relating to our accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee as appropriate. Anonymous and/or confidential communications with the Board of Directors may also be made by writing to this address. For more information on how to contact our board, please see our corporate governance website at http://www.teradata.com/contact-the-board.

20	2019 PROXY STATEMENT

RELATED PERSON TRANSACTIONS

Our Related Person Transactions Policy was adopted by the Board of Directors in 2007, and the board approved minor amendments to the policy in 2013. Under this policy, the board’s Committee on Directors and Governance is responsible for reviewing and approving each transaction in which Teradata was a participant involving or potentially involving an amount in excess of $120,000 and in which a related person had a material interest. A related person is any director or executive officer, any immediate family member of a director or executive officer, a 5% or more stockholder, and any immediate family member of a 5% or more stockholder.

This policy provides for approval or ratification of each related person transaction in accordance with the procedures and policies discussed below (i) by our Governance Committee, or (ii) if the Governance Committee determines that the approval or ratification of such related person transaction should be considered by all of the disinterested members of the Board of Directors, by a majority vote of the disinterested members of the board.

The policy requires our General Counsel to advise the Chair of the Governance Committee of any potential related person transaction involving in excess of $120,000 of which the General Counsel becomes aware, including management’s assessment of whether the related person’s interest in the potential related person transaction is material. The Governance Committee is required to consider such potential related person transaction, including whether the related person’s interest in the potential related person transaction is material, unless the Governance Committee determines that the approval or ratification of such potential transaction should be considered by all of the disinterested members of the Board of Directors, in which case such disinterested members of the board will consider the potential transaction. Except as set forth below, we will not enter into a related person transaction that is not approved in advance unless the consummation of such transaction is expressly subject to ratification.

If we enter into a transaction that we subsequently determine is a related person transaction or a transaction that was not a related person transaction at the time it was entered into but thereafter becomes a related person transaction, then in either such case the related person transaction must be presented to the Governance Committee or the disinterested members of the Board of Directors, as applicable, for ratification. If the related person transaction is not ratified, then we are required to take all reasonable actions to attempt to terminate our participation in the transaction.

Factors that are reviewed by the Governance Committee or the Board of Directors, as applicable, when evaluating a potential related person transaction include: (i) the size of the transaction and the amount payable to a related person; (ii) the nature of the interest of the related person in the transaction; (iii) whether the transaction may involve a conflict of interest; (iv) whether the transaction is fair to the Company; (v) whether the transaction might impair independence of an outside director of the Company; and (vi) whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to us as would be available in comparable transactions with or involving unaffiliated third parties.

21

CORPORATE RESPONSIBILITY AND SUSTAINABILITY

Our Mission

We transform how businesses work and people live through the power of data.

Our Commitment

At Teradata, we are committed to fostering a corporate culture, anchored in our core values, that intentionally fosters inclusion and diversity, operating in a sustainable manner and giving back to the communities in which we operate. We are committed to a diverse and inclusive workplace. We believe that all our stakeholders – our stockholders, employees, customers, suppliers, the people in the communities in which we operate, and the environment – must be considered in our daily operations. As a result of our focus on our culture and our communities, we are committed to giving back to the places in which we operate. We are achieving these commitments through a number of initiatives, including those listed below:

Our People and Culture

Teradata’s strength is our people. We are an equal opportunity employer, committed to sustaining a world-class team by empowering an environment that is intentionally inclusive and fully leverages diversity in all aspects of our business. We champion each other, share our expertise and learn from each other to multiply our collective value for Teradata’s competitive advantage. We continuously strive to create an environment where differences are valued, supported and encouraged.

Teradata is committed to providing a working environment free from discrimination and harassment. We are actively engaged in nurturing an inclusive culture: one that seeks out, welcomes and values diverse people, inclusive actions and diverse solutions for our business.

•   We are providing training on unconscious bias and will frequently monitor our metrics for progress. We are committed to leverage our insights to uncover unconscious bias and take action to catalyze change. In 2019, there will be additional emphasis in this area through the development of a Teradata Diversity Council.

•   Our hiring managers and our talent acquisition team are committed to ensuring a diverse slate of candidates for all job openings. In 2019, there will be additional focus on improving inclusive interviewing skills for recruiters and hiring managers.

•   Through our Leadership Team Mentoring Program, we leverage diversity to create our next generation of leaders by pairing high potential diverse employees with members of our executive management team.

•   We believe transforming our world begins one community at a time. We support diverse groups and interests within the Company through our employee community groups. We also promote policies and programs that support working families.

•   We support local STEM education programs to ensure emerging leaders in our communities have opportunities to explore their interests.

•   Through our commercial and government supplier diversity programs, we seek to integrate supplier diversity into all areas of procurement by identifying, partnering with and purchasing from small businesses and minority and women-owned businesses to support their growth and development.

Sustainable Practices

•   Products - We design technology for the future, and the future demands powerful analytic solutions that are intended to meet increasingly stringent standards to support the earth’s precious resources, including efficient usage of power and water, as well as space efficiency. Therefore, we focus on providing customers with best-in-class products that are not only highly scalable, but environmentally sustainable as well. To that end, we continuously search to find and leverage technology alternatives that can improve performance-per-watt, reduce cooling requirements, and shrink floor space needs in data center requirements as part of our product design initiatives.

22	2019 PROXY STATEMENT

Corporate Responsibility and Sustainability

•   Supply Chain - Our suppliers and business partners are expected to meet or exceed the standards of our Code of Conduct which includes adherence to ethical, responsible and environmentally sustainable business practices with respect to all of their Teradata-related activities. We have also established a managed inventory program that requires suppliers to ship bulk quantities of product to local hubs near our manufacturing site, rather than discrete customer shipments. This not only reduces our inventory costs, but also greatly reduces the environmental impact of our manufacturing supply chain.

•   Facilities - We have designed our facilities to reduce Teradata’s environmental impact and have implemented many programs in the areas of video conferencing, virtual employment, recycling and energy conservation that get the job done while using and re-using resources at the most efficient level possible. From printing all corporate business cards on stock that is 100% recycled/post-consumer waste material, to recycling all of our non-hazardous waste and providing 100 charging stations for electric cars at our San Diego headquarters, to installing a cutting-edge building automation system to optimize efficiency in lighting and HVAC systems, to sending our annual report and proxy statement electronically to reduce unnecessary paper usage, we adopt sustainable policies and procedures at every opportunity.

Doing Good with Data™

•   We are committed to giving back to the communities in which we operate. Our Teradata Cares program empowers our employees to help build strong and vibrant communities, improve quality of life and make a positive difference where we live and where we work through volunteerism and giving. Through this program, our employees volunteered more than 25,000 hours of service in 2018.

•   In line with our mission of transforming how businesses work and people live through the power of data, we are committed to making societal change utilizing the power of what we know best, data. We encourage our employees to partner with charitable organizations by offering data skills since non-profits often lack the resources and human capital needed to analyze volumes of data that could help transform their organizations.

•   We support our employees’ giving and volunteer efforts by providing matching donations for employee contributions, project grants, an Annual Day of Caring, and affording every employee four days a year during normal working hours for volunteer efforts of their choice.

•   Most importantly, our customers across the globe are using our offerings to do great things through data - from supporting the data that provides groundbreaking discoveries in medical research to facilitating lifesaving telecommunications during the recent California wildfires.

Ethical Business Conduct

Teradata has been included on the Ethisphere Institute’s list of the World’s Most Ethical Companies every year since 2010. We have a zero-tolerance policy for non-ethical behavior and expect the highest standards of compliance throughout the world. Our ethical standards run from top to bottom in our company. All employees, including our Leadership Team and directors, are bound by our Code of Conduct which establishes the minimum standards of proper conduct that must be met. We have also adopted our new core values that help establish and maintain our company culture where Teradata people and Teradata organizations constantly strive to exceed standards and expectations and always strive to “Dig Deep and Aim High, Rise as One, Raise up our Customers and our World.” At Teradata, we refer to this as doing the right thing…always.

We believe we can build a better world by working together and improving lives through the power of data.

For more information:

Visit our Corporate Social Responsibility website: https://www.teradata.com/About/Corporate-Social-Responsibility-en.

23

STOCK OWNERSHIP

Ownership by Directors and Officers

This table shows our common stock beneficially owned as of February 15, 2019, by each executive officer named in the Summary Compensation Table found on page 44 of this proxy statement, each non-employee director, and the directors and executive officers and former executive officer as a group.

NAME	TOTAL SHARES BENEFICIALLY OWNED(1)	SHARES COVERED BY OPTIONS(2)	% OF CLASS BENEFICIALLY OWNED(3)
Non-Employee Directors
Lisa Bacus, Class II Director	32,932	0	*
Timothy Chou, Class II Director	0	0	*
Daniel Fishback, Class I Director	17,375	0	*
Cary Fu, Class III Director	65,198	13,206	*
Michael Gianoni, Lead Director and Class III Director	31,404	0	*
David Kepler, Class I Director	88,739	13,206	*
Joanne Olsen, Class III Director	3,796	0	*
James Ringler, Chairman of the Board and Class II Director(4)	144,253	27,689	*
John Schwarz, Class II Director	57,030	9,423	*
William Stavropoulos, Class I Director(5)	103,735	13,206	*
Named Executive Officers
Victor Lund, Executive Chairman of the Board and Class III Director(6)	236,596	0	*
Oliver Ratzesberger, President and Chief Executive Officer and Class I Director	66,809	29,199	*
Mark Culhane, Chief Financial Officer	11,400	0	*
Daniel Harrington, Chief Services Officer(7)	275,762	184,354	*
Eric Tom, Former Chief Revenue Officer (prior to February 1, 2019)	0	0	*
Directors and Executive Officers and former Executive Officer who is a Named Executive Officer as a Group (18 persons)	1,324,888	405,529	1.12%

*	Less than one percent.

(1)

Unless otherwise indicated, total voting power and total investment power are exercised by each individual and/or a member of his or her household. This column includes shares covered by options that are exercisable within 60 days of February 15, 2019 (as listed in the “Shares Covered by Options” column). This column also includes (a) shares granted to directors, the receipt of which have been deferred, as follows: Mr. Lund, 11,628 shares; and Mr. Stavropoulos, 16,787 shares; and (b) vested restricted share units, the receipt of which have been deferred, as follows: Mr. Fishback, 14,904; Mr. Fu, 19,333 units; Mr. Lund, 43,432 units; Mr. Ringler, 5,192 units; and Mr. Schwarz, 45,886 units. In each case, these vested deferred shares and shares subject to vested deferred restricted share units can be acquired by such person within 60 days upon such person ceasing to be a director or employee, as applicable.

(2)

Includes shares that the executive officer or director or his or her respective family members have the right to acquire through the exercise of stock options within sixty days after February 15, 2019. These shares are also included in the “Total Shares Beneficially Owned” column.

(3)	The total number of shares of our common stock issued and outstanding as of February 15, 2019 was 117,578,672.

(4)	Includes 93,617 shares held indirectly through a limited liability company.

(5)	Includes 2,000 shares held by Mr. Stavropoulos’ spouse, and 1,000 shares held indirectly by her through a family limited partnership.

(6)	Includes 31,270 shares held indirectly through a limited liability company.

(7)	Includes 42,520.593 shares attributable to units held by Mr. Harrington in a unitized stock fund under the Teradata 401(k) savings plan.

24	2019 PROXY STATEMENT

Stock Ownership

Other Beneficial Owners of Teradata Common Stock

To the best of our knowledge, based on filings with the SEC made in 2019 by beneficial owners of our stock, the following stockholders beneficially own more than 5% of our outstanding common stock.

NAME	TOTAL NUMBER OF SHARES	PERCENT OF CLASS(1)

First Eagle Investment Management, LLC(2) 1345 Avenue of the Americas, New York, New York 10105	17,003,563	14.5%
BlackRock, Inc.(3) 55 East 52nd Street, New York, New York 10055	11,747,102	10.0%
The Vanguard Group(4) 100 Vanguard Blvd., Malvern, Pennsylvania 19355	11,281,649	9.6%
Wellington Management Group LLP and affiliated entities(5) 280 Congress Street, Boston, MA 02210	8,831,423	7.5%

(1)	Percent of class is based on 117,578,672 shares of Teradata common stock issued and outstanding as of February 15, 2019.

(2)

Information is based on Amendment No. 6 to Schedule 13G filed by First Eagle Investment Management, LLC with the SEC on February 12, 2019, which reported sole voting power over 16,309,813 shares and sole dispositive power over 17,003,563 shares. According to this filing, the First Eagle Global Fund, a registered investment company for which First Eagle Investment Management, LLC acts as investment adviser, may be deemed to beneficially own 12,190,179 of these shares.

(3)

Information is based on Amendment No. 11 to Schedule 13G filed by BlackRock, Inc. with the SEC on February 28, 2019, which reported sole voting power over 11,260,130 and sole dispositive power over 11,747,102 shares. According to this filing, these shares are beneficially owned by the following subsidiaries of Blackrock, Inc.: BlackRock Life Limited, BlackRock International Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, and BlackRock Advisors (UK) Limited.

(4)

Information is based on Amendment No. 9 to Schedule 13G filed by The Vanguard Group with the SEC on February 12, 2019. According to this filing, The Vanguard Group has sole dispositive power over 11,214,872 shares, shared dispositive power over 66,777 shares, sole power to vote 62,431 shares, and shared power to vote 15,813 shares. According to this filing, (i) Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc. and a registered investment adviser, is the beneficial owner of 50,964 shares as a result of its serving as investment manager of collective trust accounts, and (ii) Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc. and a registered investment adviser, is the beneficial owner of 27,280 shares as a result of its serving as investment manager of Australian investment offerings.

(5)

Information is based on Amendment No. 1 to Schedule 13G filed by Wellington Management Group LLP with the SEC on February 12, 2019, which reported shared power to vote 7,759,373 shares and shared dispositive power over 8,831,423 shares. According to this filing, these shares are beneficially owned by Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP, Wellington Management Company LLP, and one or more of the following investment advisers (the “Wellington Investment Advisers”): Wellington Management Company LLP, Wellington Management Canada LLC, Wellington Management Singapore Pte Ltd, Wellington Management Hong Kong Ltd, Wellington Management International Ltd, Wellington Management Japan Pte Ltd, and Wellington Management Australia Pty Ltd. These securities are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP.

25

DIRECTOR COMPENSATION

Teradata’s Director Compensation Program is designed to enhance our ability to attract and retain highly qualified directors and to align their interests with the long-term interests of our stockholders. The program consists of both a cash component, designed to compensate independent directors for their service on the board and its committees, and an equity component, designed to align the interests of independent directors and stockholders. Neither Mr. Ratzesberger nor Mr. Lund currently receive compensation for their service on our board, and Mr. Lund has not received any compensation for his service on the board since his appointment as an officer of the Company in May 2016.

The compensation of the Company’s non-employee directors under the Director Compensation Program is reviewed on an annual basis by the Committee on Directors and Governance (the “Governance Committee”) with competitive benchmarking provided periodically by an independent compensation consultant retained by the committee. In April 2018, the Governance Committee engaged FW Cook to conduct a competitive market analysis of Teradata’s director compensation levels compared to the Company’s peers, using Teradata’s executive compensation peer group at the time. Following this process and on the recommendation of FW Cook, the Governance Committee determined that the equity component of the compensation levels were reasonable and within market median levels, but that the cash component was below market median. Thereafter, the cash retainer fees for the directors and members of the Board’s standing committees, other than the Executive Committee, were updated as noted in the chart below. Additionally, in January 2019, the board approved an annual retainer for the new role of independent Lead Director.

Annual Retainers

The Director Compensation Program, for the 2018-2019 board year (the period between the Company’s annual stockholders’ meetings), includes the following annual retainers:

Each non-employee director	$60,000	(1)

Additional retainers:

The non-executive Chairman of the Board of Directors (Mr. Ringler)	$120,000	(2)

Independent Lead Director	$30,000	(3)

Each Audit Committee member (including the Chair)	$15,000	(4)

Each Compensation and Human Resource Committee member (including the Chair)	$10,000	(5)

Each Governance Committee member (including the Chair)	$5,000	(5)

Governance Committee Chair	$15,000

Audit Committee Chair	$35,000

Compensation and Human Resource Committee Chair	$25,000

(1)	Increased from $50,000 in 2018.
(2)	Increased from $100,000 in 2018 but no longer paid as of his resignation as Chairman in January 2019.
(3)	New retainer instituted upon designation of an independent Lead Director in January 2019.
(4)	Increased from $5,000 in 2018.
(5)	New retainer instituted in 2018.

Prior to January 1 of each year, a director may elect to receive all or a portion of his or her annual retainer in Teradata common stock instead of cash. In addition, a director may elect to defer receipt of shares of common stock payable in lieu of cash. Payments for deferred stock may be made only in shares of Teradata common stock.

Annual Equity Grant

The Director Compensation Program provides that, on the date of each annual meeting of stockholders, each non-employee director will be granted restricted share units (“RSUs”) and/or stock options to purchase a number of shares of Teradata common stock in an amount determined by the Governance Committee and approved by the board. For the 2018-2019 board year, each of the non-employee directors received an annual equity grant consisting of RSUs with a total dollar value of $250,000. The RSUs vest in four equal quarterly installments commencing three months after the grant date, and directors may elect to defer receipt of their vested shares.

26	2019 PROXY STATEMENT

Director Compensation

Initial Equity Grant

The Director Compensation Program also provides that upon initial election to the board, each non-employee director will receive a grant of RSUs, with the same vesting schedule as the annual grant described above. Similar to the annual grant, a director may elect to defer receipt of the vested shares subject to the RSUs.

Ms. Olsen was the only director to receive an initial equity grant during 2018 in connection with her appointment to the board. In this regard, on June 15, 2018, Ms. Olsen received an initial equity grant of RSUs with a total dollar value of $75,000.

Mid-Year Equity Grant

Under the Director Compensation Program, the board has the discretion, based on the recommendation of the Governance Committee, to grant mid-year equity grants in the form of stock options and/or awards of restricted shares or RSUs to directors who are newly elected to the board after the annual meeting of stockholders. Mid-year equity grants made in the form of RSUs have the same vesting schedule and deferral options as the annual grants described above. Option grants made in connection with a mid-year equity grant will be fully vested and exercisable on the first anniversary of the grant. Because she joined the board on June 15, 2018, the board exercised its discretion and awarded Ms. Olsen a mid-year RSU grant on June 15, 2018 with a total dollar value of $229,167.

Benefits

We do not provide any retirement or other benefit programs for our directors.

2018 Director Compensation Table

The following table provides information on compensation paid to our non-employee directors in 2018.

NAME	FEES EARNED OR PAID IN CASH(1) ($)	STOCK AWARDS(2) ($)	OPTION AWARDS(3) ($)	TOTAL ($)
Lisa Bacus	65,000	258,026	—	323,026
Timothy Chou	70,000	258,026	—	328,026
Daniel Fishback	65,000	258,026	—	323,026
Cary Fu	70,000	258,026	—	328,026
Michael Gianoni, Lead Director	76,250	258,026	—	334,276
David Kepler	105,000	258,026	—	363,026
Joanne Olsen	38,750	328,473	—	367,223
James Ringler	183,750	258,026	—	441,776
John Schwarz	90,000	258,026	—	348,026
William Stavropoulos	61,250	258,026	—	319,276

(1)	Represents the annual cash retainers earned for 2018.

(2)

This column shows the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, of RSU awards, of deferred shares (also referred to as “phantom shares”) paid in lieu of cash annual retainers, and current shares paid in lieu of the cash annual retainers, in each case in 2018. See Note 5 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (our “2018 Annual Report”) for an explanation of the assumptions we made in the valuation of these awards. The grant date fair value of the annual award that was granted on April 17, 2018 for the 2018-2019 board year is $41.51 and $43.26 for the initial and mid-year awards granted to Ms. Olsen on June 15, 2018.

The number of RSUs outstanding as of December 31, 2018 for each of the non-employee directors is 3,797 for Ms. Olsen and 3,108 for each of the other directors.

(3)

There were no options granted to the non-employee directors for the 2018-2019 board year. The number of shares underlying each option award outstanding as of December 31, 2018 for each of the non-employee directors is as follows: Mr. Fu, 23,916; Mr. Kepler, 13,206; Mr. Ringler, 27,689; Mr. Schwarz, 9,423; and Mr. Stavropoulos, 13,206, and 0 for each of the other directors.

27

Director Compensation

Director Stock Ownership Guidelines

Under the board’s Corporate Governance Guidelines, each director should hold stock valued at no less than five times the amount of the $60,000 annual retainer paid to such director within five years after he or she is first elected to the Teradata Board of Directors. Stock or stock units beneficially owned by the director, for which beneficial ownership is not disclaimed, including stock or stock units held in a deferral account, should be taken into account. However, for this purpose, the board does not believe it appropriate to include stock options granted to directors by the Company. As of December 31, 2018, all of our directors are in compliance with these ownership guidelines, except Ms. Olsen who is on track to meet the guideline within 2 years of her appointment as a director.

(1)	Excludes shares owned by former CEO, Mr. Lund.

NO INCORPORATION BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the following “Board Compensation and Human Resource Committee Report on Executive Compensation” and the “Board Audit Committee Report” contained in this proxy statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be “Soliciting Material” under SEC rules. In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

BOARD COMPENSATION AND HUMAN RESOURCE

COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation and Human Resource Committee of the Board of Directors (the “Committee”) manages the Company’s compensation programs on behalf of the Board of Directors. The Committee reviewed and discussed with the Company’s management the Compensation Discussion and Analysis included in this proxy statement. In reliance on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Dated: February 25, 2019

The Compensation and Human Resource Committee:

John G. Schwarz, Chair

Lisa R. Bacus, Member

Daniel R. Fishback, Member

James M. Ringler, Member

28	2019 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers and Leadership Changes

This Compensation Discussion and Analysis (this “CD&A”) describes the executive compensation program for 2018 established by the Compensation and Human Resource Committee (the “Committee”). Our named executive officers for 2018 include:

NAME	POSITION
Victor Lund	Executive Chairman of the Board (effective January 14, 2019) Former President and Chief Executive Officer
Oliver Ratzesberger	President and Chief Executive Officer (effective January 14, 2019) Former Chief Operating Officer
Mark Culhane	Chief Financial Officer
Daniel Harrington	Chief Services Officer
Eric Tom	Former Chief Revenue Officer (prior to February 1, 2019)

Oliver Ratzesberger was promoted to Chief Operating Officer (“COO”) on February 5, 2018. Following a thorough and thoughtful process undertaken by the Board of Directors, on January 14, 2019, Mr. Ratzesberger was subsequently named the Company’s new President and Chief Executive Officer (“CEO”), replacing Victor Lund, who served in that role since 2016 and who was appointed Executive Chairman of the Board at that time. Eric Tom left the Company as of February 1, 2019, and Mr. Ratzesberger is serving as acting Chief Revenue Officer until a replacement is identified.

SECTION 1: EXECUTIVE SUMMARY

Business Transformation Highlights and Key Compensation Decisions

•

Teradata is in the midst of a successful change in strategy. As expected, this business transformation continues to impact reported financial results and is factored into our executive compensation program as described below.

•

Our business model is changing with our new strategy as we shift to subscription-based transactions that build an attractive recurring revenue stream enhancing long-term shareholder value. In 2018, Teradata made significant progress and exceeded expectations in executing this new business model as customers continued to embrace our Teradata Everywhere™ offerings that were only offered on a subscription basis. Nearly 80% of our product bookings for the year were subscription-based, resulting in revenue recognized over the multi-year life of the customer agreement rather than all upfront as was our historical practice. As customers rapidly convert to purchase Teradata offerings via subscription, we expect a more predictable revenue stream over time. As a result, recurring revenue growth is one of the key factors that investors use to measure our success, particularly as our reported revenue is negatively impacted in the near term.

•

The shift to a recurring revenue model was factored into our annual incentive plan. We continue to believe that our performance is best measured by taking this revenue shift into consideration, and the 2018 annual incentive plan therefore measured results on a pro-forma basis (see page 35 of this CD&A for more information on this calculation). When viewed on this basis, and even with the more rapid shift to subscription than expected in our bookings mix, we significantly exceeded our revenue and profitability goals for the year. Consequently, our named executive officers were eligible for a maximum payout

29

Compensation Discussion and Analysis

under the Teradata Management Incentive Plan. However, as explained below on page 37 of this CD&A, the Committee exercised discretion to reduce the total payout level to 145%, subject to additional adjustments to differentiate payouts based on individual performance.

•

In 2018, our executive compensation program continued to be heavily weighted to performance-based compensation that was tied to our strategy – annual cash incentives were designed to drive profitable growth and long-term equity awards were tied to key financial measures that are critical to the execution of our transformation. Base salaries remained unchanged from prior-year levels for our named executive officers, other than an increase for Mr. Ratzesberger in connection with his promotion to COO in early 2018.

•

Our 2018 long-term incentive program was designed to drive the evolution of our business transformation. Payment of the performance-based equity awards is based on the extent to which we achieve key performance metrics over a three-year period (2018 to 2020): double digit annual recurring revenue (“ARR”) growth and continued increases in the percentage of subscription-based bookings with target-level goals that were in line with our guidance to investors at the time they were established. We also continued our firm pay-for-performance commitment by allocating 70% of the long-term incentive opportunity to performance-based share unit awards.

•

As explained in this CD&A, we believe Teradata has made significant progress transforming our business in 2018, and the compensation of our executives is consistent with this level of performance. In addition, the Committee has demonstrated its commitment to setting challenging performance goals under our executive compensation program that will drive our strategic direction for years to come.

2018 Strategic and Financial Performance at a Glance

Under the leadership of Mr. Lund (our former CEO) and Mr. Ratzesberger (our former COO and current CEO), Teradata continued to make tremendous progress refining and executing our strategic initiatives and delivering value to our stockholders, as evidenced by achieving double-digit ARR and recurring revenue growth that exceeded our guidance to investors for the year. (Annual recurring revenue – or ARR – is the annual value at a point in time of all of our recurring revenue contracts.)

We made a number of major strategic advancements in 2018, including the following:

We refined our strategy to focus on delivering “pervasive data intelligence” – the ability to manage and glean value from 100% of a customer’s data across an enterprise – to our targeted market segment of “megadata” companies who are the world’s most demanding, large-scale users of data. To execute this strategy and deliver long-term value for stockholders, Teradata is focusing on the following five key imperatives:

RELENTLESSLY
FOCUS ON
CONSUMPTION

Focusing the entire
Company on ARR
growth from the
go-to-market
organization to the
C-suite through
incremental use
cases on our new
Teradata Vantage™
analytics platform and
overall subscription
sales

RADICALLY SIMPLIFY Delivering an improved customer user experience and making Teradata’s offerings easier to consume, which should in turn drive consumption and ARR growth	PIVOT TOWARDS AS-A-SERVICE Giving customers greater agility at a lower cost and improving Teradata’s gross margins by shifting from providing consulting first to as-a-service first	TRANSFORM OUR GO-TO-MARKET & BRAND Re-positioning Teradata with a bold new brand to improve perception and realigning our go-to- market organization around our strategy of focusing on “megadata” companies	DELIVER OPERATIONAL EXCELLENCE Improving efficiency and execution across Teradata and its supply chain to drive increases in profitability and cash flows

30	2019 PROXY STATEMENT

Compensation Discussion and Analysis

Our long-standing tradition of technology innovation continued as we introduced Teradata Vantage, our ground-breaking new analytics platform which we believe provides the following key benefits to our customers as demonstrated by its record adoption when released in the fourth quarter of 2018:

UNIFIES AND SIMPLIFIES
ANALYTIC ECOSYSTEMS

Vantage offers full integration with
multiple tools and languages, leading
analytic engines, and new sources of
data to deliver analytics that matter to
create better business outcomes.

DE-RISKS CUSTOMER
BUYING DECISIONS

Through Vantage, customers can
access descriptive, predictive and
prescriptive analytics can be deployed
on-premises, in public or private cloud
environments, or “as-a-service”.

DELIVERS MASSIVE SCALE
AND INTEGRATION

Vantage allows customers to leverage
100% of their data throughout the
enterprise to deliver real-time, intelligent
answers to their toughest business
questions regardless of the scale or
volume of the queries.

At the core of our progress during the year, was a focus on reinvigorating the people and culture of Teradata. Our executive leadership team has also been revitalized with many new leaders onboarded to execute our strategy. In connection with our new brand, we developed the following core values to inspire the best in our people based on our stated mission – “We transform how businesses work and people live through the power of data”:

WE DIG DEEP AND AIM HIGH

As a trusted advisor for our customers,
we tackle their toughest challenges by
going “all in” across every function in
the organization. We dig deep with all
our talent and experience to find and
support solutions and services through
collaboration and the high standards
we set for ourselves.

WE RAISE UP OUR CUSTOMERS
AND THE WORLD

We want to challenge the status quo
and crack the code on the future. We
thrive on challenges and the
opportunity they present to innovate,
learn new skills, gain new insights, and
raise our game. We act ethically with
urgency and agility, to meet the
demands of our customers and the
needs of our colleagues. We give back
and make a meaningful contribution to
our community and our world.

WE RISE AS ONE

We are on a mission to disrupt current
thinking and to make the world a better
place. When we champion and respect
one another, share our expertise, and
learn from each other – regardless of
department or expertise – we multiply
our value. We are one team with a
single vision.

Stockholders saw the benefits of our strategic initiatives through strong financial metric improvements in 2018, including the following key highlights:

Our strategy is working as the mix of our subscription-based bookings increased significantly to 79% of total bookings for the year, materially increasing from 2017.
The acceleration of subscription bookings drove total ARR growth of 10% over prior year.
We also built future recurring product revenue, demonstrated in part by recurring revenue growth of 10% over prior year.

Despite an accelerated shift to subscription-based bookings, reported revenue in 2018 met expectations and was above the prior-year’s level.
Our stock price increased 45% during the three years ended December 31, 2018, and 64% between May 4, 2016 and January 15, 2019, the period that Mr. Lund served as CEO.

31

Compensation Discussion and Analysis

Stockholder Engagement and Compensation Program Enhancements

Teradata received strong support from our stockholders for our executive compensation program, with a 92% FAVORABLE “SAY-ON-PAY” VOTE at our 2018 annual meeting. The Committee views this strong result as confirmation that our compensation program is appropriately structured to support our ongoing business transformation.

We greatly value the input received from our stockholders and engage with them on a variety of matters – including strategy execution, executive compensation and corporate governance – as part of a year-round engagement process described below:

We reach out to largest investors to engage in discussions regarding issues that are important to them and to seek their input on executive compensation and corporate governance matters. Our outreach team includes Investor Relations, Executive Compensation and Corporate Governance representatives from Teradata’s management team, including the Chief Human Resources Officer and, if requested, the independent Chair of the Committee.	As we prepare for the proxy season, we consider investor feedback and perspectives in evaluating and structuring our executive compensation program and preparing proxy statement disclosures.	After proxy materials are filed, we invite our largest investors to discuss proposals to be considered at the next annual meeting of stockholders. As outlined on page 20 of this proxy statement, there are also a number of established channels that any investor may use to communicate with the Company.

As part of the proxy solicitation process and following our 2018 annual meeting, we continued our practice of soliciting input from our largest 25 institutional investors, representing over 77% of our outstanding shares, and answering their questions regarding a variety of topics of interest to them, such as the design of our executive compensation program, CEO succession planning, board diversity and corporate governance best practices, and the execution of our business transformation strategy.

The feedback we received from investors through this engagement process was quite positive. During these discussions, some common themes emerged with respect to our executive compensation program and related disclosures, all of which were consistent with what the Committee implemented in 2017. In addition, institutional shareholders provided input regarding enhanced disclosures they were interested in seeing with respect to human capital management and sustainability. Specifically, investors appreciated that:

We continued our firm commitment to pay-for-performance by allocating 70% of the long-term incentive opportunity to performance-based share unit awards.

We granted performance-based share unit awards subject to two key financial metrics that are strongly linked to our long-term business strategy: ARR growth and subscription-based bookings.

We granted performance-based share unit awards that will be earned based on achievement of cumulative financial performance metrics measured over a 3-year period.

We redesigned the proxy statement to improve readability and ease of understanding, including infographics and more tables, among other things.

We added and enhanced disclosures in the proxy statement regarding Teradata’s people and culture, including our commitments to corporate responsibility and sustainability. Additional disclosure was also included in this year’s CD&A regarding the compensation actions taken in connection with the CEO transition in January 2019, as well as disclosures regarding the performance-based share unit awards granted as of March 1, 2019.

32	2019 PROXY STATEMENT

Compensation Discussion and Analysis

Pay-For-Performance Commitment

Teradata is committed to rewarding talent that drives our organizational success. As part of our business transformation in 2018, we emphasized a culture of high performance, and our talent and rewards strategies centered on incentive programs that provided rewards based on meaningful demonstrations of business achievements and individual performance contributions to the Company. Moving forward, we will continue to drive this philosophy in all of our talent and rewards programs.

The Committee has designed the compensation program for our named executive officers to reflect the importance placed on Company and business achievement in a high-performing culture. To that end, our core compensation program is closely aligned with Company performance and consists of base salary, annual incentives and long-term equity incentives. As illustrated below, in 2018, approximately 92% of the target total direct compensation for our former CEO, Mr. Lund, and 82% for the other named executive officers serving at the end of the fiscal year was performance-based.

33

SECTION 2: COMPENSATION PHILOSOPHY AND GOVERNANCE

Our executive compensation program is designed to attract, retain and align our business leaders with our goals to drive financial and strategic growth, while also delivering long-term stockholder value. Like our business, these programs must be dynamic and adjusted regularly to align with our intensely competitive and changing business, particularly as the Company is undergoing a strategic transformation. Underlying this evolving structure, all of our compensation programs promote sound governance and balance, driving results while mitigating risks. To that end, the Committee has implemented governance best practices to reduce compensation risks and to align compensation with industry norms and stockholder interests. See Section 6 of this CD&A for more details regarding some of these key policies and practices.

Best Practices We Follow

ESTABLISH COMPETITIVE COMPENSATION LEVELS for our named executive officers within the technology industry	MAINTAIN A “DOUBLE TRIGGER” for change in control severance benefits and equity award vesting	MINIMIZE COMPENSATION RISKS by periodically reviewing our compensation program to confirm that our compensation policies and practices are not encouraging excessive or inappropriate risk-taking	IMPOSE STOCK OWNERSHIP GUIDELINES in line with stockholder interests requiring robust ownership levels for executive officers

MAINTAIN A
CLAWBACK AND
HARMFUL ACTIVITY
POLICIES

so that we can recover cash
or equity incentive
compensation based on
financial results that were
later restated and can
cancel outstanding equity
awards and recover
realized gains if executives
are terminated for cause or
engage in certain other
harmful activity

	RETAIN AN INDEPENDENT COMPENSATION CONSULTANT to provide expert objective, third-party advice regarding executive pay programs and competitive market practices	HOLD ANNUAL ADVISORY VOTE ON EXECUTIVE COMPENSATION to give investors the opportunity to express their views on pay on a regular basis	REVIEW OVERHANG LEVELS AND BURN RATES to confirm that they are consistent with industry norms and shareholder expectations

NO EXCISE TAX GROSS-UPs In Company severance plans	NO HEDGING OR PLEDGING of Company stock	NO “REPRICING” of stock options or granting of discounted stock options	NO FIXED TERM EMPLOYMENT AGREEMENTS OR DEFINED BENEFIT PLANS

34	2019 PROXY STATEMENT

SECTION 3: CORE COMPENSATION PROGRAM

Summary of 2018 Compensation Decisions

Base Salary

We provide a base salary to retain and attract key executive talent and to align our compensation with market practices. Base salaries are reviewed and established by the Committee on a competitive basis each year to ensure they are appropriate and consistent with competitive market levels. In early 2018, the Committee increased Mr. Ratzesberger’s base salary by approximately 10.5% (from $475,000 to $525,000) in connection with his promotion and expanded duties as COO of the Company. As noted on page 40 of this CD&A, on January 14, 2019, Mr. Ratzesberger received an additional increase in his base salary in connection with his election as President and CEO to $750,000. The Committee did not adjust the base salaries of the other named executive officers in 2018.

2018 Annual Bonus Awards

Our named executive officers participated in our 2018 annual bonus program under the Teradata Corporation Management Incentive Plan (“2018 Management Plan”) with target incentive opportunities as set out in the table below that were unchanged from 2017 levels.

NAME	TARGET OPPORTUNITY (AS % OF BASE SALARY)
Victor Lund	125%
Oliver Ratzesberger	100%
Mark Culhane	100%
Daniel Harrington	100%
Eric Tom	100%

Total payouts under the 2018 Management Plan are based primarily on our achievement of two equally weighted key financial measures: GAAP revenue and non-GAAP operating income, which are calculated as described below on a pro-forma basis to normalize the impact of the Company’s shift to subscription-based revenue model during the year.

MEASURE	WEIGHT	BUSINESS OBJECTIVE	DEFINITION
Pro forma GAAP Revenue	50%	Reward our executives for achievement of revenue objectives	GAAP revenue, plus total contract value of all subscription-based product bookings during the period (includes rental, term software licenses, cloud and “as-a-service” offerings, whether ratable or upfront) without a cap on the length of the contract, minus revenue recognized for all subscription-based product bookings.
Pro forma Non-GAAP Operating Income	50%	Incent our executives to deliver attractive contribution margins and stockholder value

Reported non-GAAP operating income minus actual subscription-based gross margin (for rental, ratable and upfront subscription-based product bookings) minus actual cloud gross margin, plus subscription TCV (the total contract value for subscription-based product bookings), multiplied by the actual standard product gross margin rate (actual gross margin before corporate allocations).

The Committee believed that calculating and measuring revenue and operating income performance on a pro-forma basis would provide a transparent and streamlined methodology to reflect the Company’s transition to a subscription-based revenue model. Through the transformation process, Teradata’s method of determining performance has been evolving (for example, in 2017, a “perpetual equivalent value” was used to determine performance under the Company’s executive compensation programs). In 2018, the pro-forma approach was favored because it was based on a formulaic calculation that normalized the impact of the shift to subscription revenue rather than the more manual, transaction-by-transaction conversion through the methodology employed in 2017. In future years as the Company’s transformation to subscription-based revenue is completed (with immaterial levels of upfront, perpetual revenue), the Committee plans to move away from applying normalizing adjustments to reported results; however, the 2019 annual bonus plans will factor in the extent to which the percent of subscription-based bookings for the year varies from the level assumed in the financial plan for the year.

35

Section 3: Core Compensation Program

The following chart sets forth the 2018 revenue and operating income targets under the 2018 Management Plan, along with the “profitability gate”, which if not achieved would cap payout for each financial measure at the “target” level. This gate was established by the Committee so that the annual bonus payouts were funded by operating income achievements for the year. As noted on pages 29 to 30 of this CD&A, the Committee factored in the Company’s continued shift to a subscription-based revenue model when establishing the 2018 annual bonus performance goals. The Committee believed that the target levels for the financial measures were sufficiently rigorous and aligned with stockholder interests for the following reasons:

The pro-forma GAAP revenue target of $2.46 billion was based on a reported revenue goal of $2.252 billion for the year, which was higher than our reported revenue in 2017 of $2.156 billion, despite the fact that the 2018 reported revenue plan included the negative impact of the timing of revenue recognition as a result of the shift to subscription;

The pro-forma non-GAAP operating income target was based on the Company’s non-GAAP operating income plan of $263 million in 2018, which was $7 million more than achieved in 2017;

As a result of a profitability gate, payout above the target level for either financial measure could only be made if non-GAAP operating income as reported in the Company’s 2018 earnings release exceeded the Company’s 2018 approved financial plan target amount as adjusted to reflect the actual percentage of subscription-based transactions on the 2018 financial plan target amount; and

The target levels for the financial measures were in line with guidance provided by management to stockholders at the beginning of 2018 when the goals were established by the Committee.

FINANCIAL MEASURE (IN MILLIONS)	0% (THRESHOLD)	100% (TARGET)	200% (MAXIMUM)	ACTUAL PERFORMANCE(1)(2)	ACHIEVEMENT LEVEL
Pro forma GAAP Revenue(1)	$2,214	$2,460	$2,829	$3,096	200%
Pro forma Non-GAAP Operating Income(1)	$321	$409	$479	$897	200%
Total					200%

Non-GAAP Operating Income Profitability Gate(2)		$190		$210

(1)

When establishing the performance objectives under the 2018 annual bonus plan in February 2018, the Committee also approved adjustments to actual performance to exclude the impact of foreign currency exchange rates from pre-established plan rate levels, which resulted in a $33 million adjustment to GAAP revenue and an $11 million adjustment to non-GAAP operating income. The operating income target was also increased by $10 million as a result of a change in accounting rules during the year pursuant to a pre-approved adjustment.

(2)

The profitability gate is based on the Company’s 2018 approved financial plan target amount for non-GAAP operating income ($269 million) as adjusted to reflect the actual percentage of subscription-based transactions on the 2018 financial plan target amount.

Payouts of Annual Bonuses

Each named executive officer was eligible to receive a payout under our 2018 Management Plan equal to the maximum level of his target annual incentive opportunity, based on our performance relative to the financial measures described above. However, this achievement level was subject to adjustment, in the Committee’s discretion, based on its assessment of overall Company performance, the quality of financial results, and individual performance relative to our annual business objectives.

36	2019 PROXY STATEMENT

Section 3: Core Compensation Program

When determining the final achievement level of annual bonuses under the 2018 Management Plan, the Committee exercised discretion to reduce the achievement level by 55 percentage points for each named executive officer based on the Committee’s assessment of the Company’s overall financial performance and stockholders’ profitability expectations for the year. The Committee also exercised discretion to make additional adjustments to the achievement level of each named executive officer to reflect extraordinary individual performance achievements and other factors relative to our 2018 business objectives. These adjustments, along with the final achievement level for each named executive officer, are listed below:

Name	Achievement Level After Discretionary Financial Performance Reduction	Adjustment for Individual Performance	Extraordinary Individual Performance Factors	Final Achievement Level
Victor Lund	145%	+ 25%	● Led company through business transformation and established an executable and sustainable strategy ● Developed strong leadership team and executed successful CEO succession planning process	181%
Oliver Ratzesberger	145%	+ 25%	● Architected strategy and drove operational plans for its implementation ● Executed personal growth and development plans as part of CEO succession process ● Created alignment and focus on a common vision	181%
Mark Culhane	145%	+10%	● Drove execution of conversion to subscription revenue model and recurring revenue valuation by investors ● Established disciplined processes regarding transaction approvals	160%
Daniel Harrington	145%	+ 10%	● Demonstrated leadership in converting customer service challenges to future business opportunities ● Served as executive mentor across all levels of leadership	160%
Eric Tom	145%	- 31%	● Fell short of expectations with respect to efforts to execute strategy, including re-alignment of the go-to-market organization	100%

The 2018 annual bonus payment amounts are set forth in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table of this proxy statement on page 44. For more information on the 2018 annual bonus program for our named executive officers, please refer to the “Grants of Plan-Based Awards” section on page 46 of this proxy statement.

37

Section 3: Core Compensation Program

Long-Term Incentives (Equity Awards)

The total direct compensation levels for our named executive officers are heavily weighted to long-term incentive opportunities, which vest over a period of three years. This structure is intended to align executives’ interests with those of our stockholders, enhance our retention incentives and focus our executives on delivering sustainable performance over the longer-term. The design of this program has evolved over the past several years to reflect the core performance metrics and incentive structure the Committee believed was necessary to drive our long-term success through the business transformation in a manner that was reflective of feedback received from investors during our shareholder engagement process. The following chart includes a high-level summary of the elements of the performance-based and serviced-based restricted share unit (“RSU”) equity vehicles and performance criteria, as applicable, for our long-term incentive program during the course of our business transformation (from 2016 to 2019).

Long-Term Equity Program Evolution

EQUITY VEHICLES AND WEIGHTING		50% performance-based RSUs 30% service-based RSUs 20% stock options	100% performance-based RSUs	70% performance-based RSUs 30% service-based RSUs	70% performance-based RSUs 30% service-based RSUs

PERFORMANCE MEASURES FOR PERFORMANCE-BASED EQUITY		50% TSR based on 3-year period ending 12/31/2018 50% Financial measure (EPS) for 1-year period ending 12/31/2016	40% TSR based on 3-year period ending 12/31/2019 60% Various financial and operational measures for 1-year period ending 12/31/2017	50% Compounded ARR Growth over a 3-year period ending 12/31/2020 50% Based on annual percent of subscription-based product bookings over a 3-year period ending 12/31/2020	50% Compounded ARR Growth over a 3-year period ending 12/31/2021 50% Free Cash Flow as a % of Revenue as measured at the end of a 3-year period on 12/31/2021

GRANT TIMING	Grant Date	December 2015	November 2016	November 2017	March 2019
	Effective Date of Grant for Performance-based Equity	December 2015 (TSR-based awards) February 2016 (EPS-based awards)	November 2016 (TSR-based awards) February 2017 (other performance-based awards)	February 2018	March 2019

38	2019 PROXY STATEMENT

Section 3: Core Compensation Program

Annual Grants – 2018

Prior to 2018, our executives received annual equity grants at the end of each year, including performance-based and service-based RSUs. For 2018, the annual equity awards were approved by the Committee on November 27, 2017. The target long-term incentive opportunities are set out in the table below.

NAME	LONG-TERM INCENTIVE OPPORTUNITY
Victor Lund	$8,500,000
Oliver Ratzesberger	$2,800,000
Mark Culhane	$3,000,000
Daniel Harrington	$1,750,000
Eric Tom	$2,500,000

We continued our firm commitment to pay for performance by allocating 70% of the long-term incentive opportunity to performance-based RSUs and 30% to service-based RSUs. These equity awards are summarized in the chart above. The performance-based RSUs will be earned if Teradata achieves two equally weighted financial goals during the 3-year performance period ending December 31, 2020, which were designed to help position the Company as a consumption-based technology leader in the analytics and software-as-a-service industry as described below. The service-based awards are designed to provide a meaningful retention incentive for our executives in line with competitive market practices.

2018-2020 PERFORMANCE MEASURES	RATIONALE
ARR Growth. 50% of the award is based on double-digit target level compounded annual ARR growth over the 3-year period.	ARR growth is a measure that stockholders use to determine the extent to which we are shifting to a more predictable business model that is intended to drive more consistent revenue growth over time.

Percent of Subscription Bookings. 50% of the award is based on cumulative annual goals regarding annual total contract value for subscription-based bookings over a 3-year performance period (with annual goals set in the first quarter of each year during the performance period). This schedule was established at the time the award was granted due to the difficulty in predicting the pace and extent to which customers would convert to subscription-based transactions.

This measure tracks our percent of total contract value for subscription-based bookings compared to total contract value for subscription-based and perpetual license bookings, which demonstrates to investors our ability to execute our strategy by growing a more reliable and profitable revenue stream that will benefit the Company and stockholders for years to come.

As described under the heading “2018 Target Compensation” on page 46 of this proxy statement:

•

Performance-based RSU awards were treated for financial accounting purposes as granted in February 2018, when the Committee established performance goals for those awards. As a result, those performance-based RSUs are reported in the 2018 Summary Compensation Table and Grants of Plan-Based Awards Table.

•

Service-based RSU awards were treated for financial accounting purposes as granted in November 2017, when the Committee approved the 2018 long-term incentive program. As a result, the service-based RSUs were reported in the 2017 Summary Compensation Table and Grants of Plan-Based Awards Table.

For further details regarding these awards, please refer to pages 37 to 38 of Teradata’s Proxy Statement for the year ended December 31, 2017.

Annual Grants – 2019

As indicated in the chart above on page 38, the Committee has decided to modify its equity award grant practices going forward after consulting with its independent compensation consultant. Instead of granting annual equity awards in the fourth quarter of each year, the Committee will approve grants in the first quarter of the year. This change is intended to better align our annual grant cycle with market practices and enhance our ability to reward executives with long-term incentive grants based on actual financial results for the prior year. Accordingly, our next annual equity grant did not occur until February 2019, when the Committee approved the grant of performance-based and service-based RSUs to our named executive officers, effective as of March 1, 2019.

39

Section 3: Core Compensation Program

The annual equity grants made to our named executive officers in February 2019 were allocated 70% to performance-based RSUs and 30% to service-based RSUs. The performance-based RSUs are equally weighted based on ARR growth and free cash flow as a percent of reported revenue, both based on a three-year performance period ending December 31, 2021. Once again, the Committee aligned the performance goals for these awards to reported financial metrics that are key to executing our strategy and completing our transformation to a subscription business model. The ARR growth measure is based on driving compounded double-digit ARR growth and meaningful cash flow improvements over the 3-year period over and above prior-year levels. The free cash flow as a percent of revenue measure was chosen for this plan versus the percent of subscription-based bookings metric because the Committee believes it better reflects our long-term ability to generate cash and profitability.

Payout of Performance-Based RSUs for the 2016 – 2018 Performance Period

As part of our annual 2016 long-term incentive program, we granted performance-based RSUs to our named executive officers (other than Mr. Culhane and Mr. Tom, who were not employed by the Company at that time) providing them with the opportunity to earn shares based on our total shareholder return (“TSR”) performance relative to the other companies in the S&P 1500 Information Technology Index for the 3-year period ending December 31, 2018.

The payout levels for the 2016-2018 performance-based RSUs, as well as the result that was certified by the Committee in February 2019, are as follows:

Relative TSR Performance Percentile	Percent Payout of Target	Result	Payout of Target
90th or Higher	200%
50th (Target)	100%	38th percentile	76%
25th	50%
Below 25th	0%

In establishing the threshold and target performance levels for the 2016-2018 performance cycle, the Committee took into account that, during 2013-2015, the Company had performed at or below the 25th percentile level of the S&P 1500 Information Technology Index. As a result, in taking into consideration stockholder interests, the Committee believed that achievement at or above the 50th percentile would represent significant performance improvement, while also representing a realistic, yet challenging, performance goal. In further alignment with stockholder interests, the Committee also (i) approved a cap on the absolute level of payout that could be earned under these awards, and (ii) capped any payout at median results if absolute TSR were negative (but relative TSR greater than the 25th percentile).

2019 Changes to Compensation in Connection with CEO Transition

As noted on page 29 of this CD&A, on January 14, 2019, Mr. Ratzesberger was named our new President and CEO, replacing Mr. Lund, who served in that role since 2016 and was appointed Executive Chairman of the Board at that time.

In connection with his appointment as President and CEO, Mr. Ratzesberger will receive an initial base salary of $750,000 per year, a target annual incentive bonus of 125% of his base salary, and will continue to be eligible to participate in the Company’s change in control plan and executive severance plan as well as other benefit plans generally made available to the Company’s executives. Mr. Ratzesberger will also receive a target award opportunity for his annual equity grant under the Company’s 2019 long-term incentive program equal to $6.5 million, which award shall be granted upon the terms, and subject to the conditions, applicable to the Company’s other senior executives as described above.

As Executive Chairman of the Board, Mr. Lund will receive a base salary of $600,000 per year as he continues to be employed by the Company. However, he is not participating in any of Teradata’s annual incentive plans, long-term incentive programs, severance plans, or the change in control plan for employees, nor is he participating in any compensation plans or programs for non-employee directors. In addition, Mr. Lund will continue to vest in the service-based and performance-based RSUs previously granted to him as long as he continues to remain an employee or director of the Company. In the event that (i) his employment is terminated for any reason other than for “cause” (as defined in the applicable award agreements), or (ii) if he is no longer an employee and Mr. Lund is not nominated for re-election by the board as a director, then such awards shall become immediately vested and exercisable; provided that, any performance-based RSUs shall vest based upon actual performance during the entire performance period.

40	2019 PROXY STATEMENT

SECTION 4: COMPENSATION CONSULTANT AND

PEER GROUP

Compensation Consultant

For 2018, the Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”) as the Committee’s independent compensation consultant, reporting directly to the Committee and serving at the sole discretion of the Committee. The consulting firm does not perform any other services for the Company, other than advising the Board of Directors on its director compensation program. The Committee has assessed the independence of FW Cook pursuant to SEC rules and NYSE listing standards and concluded that there was no conflict of interest that would prevent the consulting firm from independently advising the Committee.

During its engagement, FW Cook provided information to the Committee regarding the target market compensation levels, pay mix, and overall design for the components of total direct compensation based on the pay practices of companies in our compensation peer group, as established by the Committee.

The Committee examines the compensation peer group on an annual basis, with input from management and its independent compensation consultant. When establishing base salary and annual incentive levels in early 2018, the Committee continued to use the following criteria to select the compensation peer group:

•	Revenue of between one-third to three times our size
•	Market capitalization of between one-third to six times our size
•	U.S.-based (or Canada-based with a U.S.-style pay model and disclosure)
•	Software, internet software and services, or IT consulting industries

In 2018, the Committee did not make any adjustments to the compensation peer group. The following chart lists the companies in our compensation peer group, along with their revenue and approximate number of employees for the last completed fiscal year.

Peer Group v. Teradata

COMPANY	REVENUE ( in millions)	APPROX. # OF EMPLOYEES	COMPANY	REVENUE ( in millions)	APPROX. # OF EMPLOYEES
	$5,911.0	10,300		$2,502.9	7,650
	$4,928.0	11,000		$2,281.5	8,800
	$4,834.0	11,800		$2,156.0	10,615
	$4,329.9	10,000		$2,051.7	10,400
	$4,036.0	11,800		$1,943.0	7,200
	$3,598.5	9,000		$1,851.1	5,900
	$3,311.5	15,131		$1,739.8	6,222
	$2,824.7	7,500		$1,494.9	5,066
	$2,815.2	12,200		$1,270.8	3,200
	$2,724.9	11,686		$1,030	3,668

	$2,574.2	11,870		$877.1	3,489

41

SECTION 5: SEVERANCE, CHANGE IN CONTROL AND OTHER BENEFITS

Change in Control Severance Plan

Each of our named executive officers – other than Mr. Lund and Mr. Tom who is no longer an employee – participates in the Teradata Change in Control Severance Plan (the “CIC Plan”), the objectives and provisions of which are summarized below:

Business Objectives

Increased Retention Incentives. The CIC Plan enhances our retention incentives by reducing the personal uncertainty that arises from the possibility of a future business combination and promotes objectivity in the evaluation of transactions that are in the best interests of our stockholders.

Alignment with Market Practices. Based on information provided by the Committee’s independent compensation consultant, change in control severance arrangements are used by a vast majority of the companies included in our compensation peer group, and the terms of our CIC Plan are consistent with prevailing market practices.

Severance Provisions

Severance Protections on Double Trigger. The CIC Plan provides for separation payments and benefits to our named executive officers (other than Mr. Lund and Mr. Tom), which are reviewed annually by the Committee. The CIC Plan provides benefits on a “double trigger,” meaning that the severance benefits are paid, and equity awards vest, if our executives incur a qualifying termination in connection with a change in control. The threshold for an acquisition of Teradata stock that would constitute a change in control is an acquisition of 50% or more of the Company’s outstanding common stock or voting securities.

No Excise Tax Gross Ups. The CIC Plan does not allow for “gross-up” payments related to excise taxes that may be imposed under Section 280G of the Internal Revenue Code.

Executive Severance Plan

The Company maintains the Teradata Executive Severance Plan (the “Executive Severance Plan”), in which each of our named executive officers participates, other than Mr. Lund and Mr. Tom who is no longer an employee. This plan promotes retention incentives for our executives by establishing severance protections for participants that are consistent with both market levels and Teradata’s past practices, while eliminating the need to negotiate individual severance agreements in connection with an executive’s termination or at the time of hire.

For our participating named executive officers, the Executive Severance Plan provides severance protections, as described below, in the event of termination of employment by the Company without cause (and not because of the participant’s disability or death) prior to (and not in connection with) a change in control of the Company. As described above, each of our named executive officers other than Mr. Lund and Mr. Tom participates in the CIC Plan, and in the event of a termination of employment by the Company without cause or by the participant for good reason in connection with a change in control, those participants would be entitled to receive severance benefits as provided under the CIC Plan. Each of our participating named executive officers would be entitled to receive the following top level of benefits under the Executive Severance Plan in the event of a qualifying termination of employment, and Mr. Tom was entitled to such benefits upon his departure from the Company as of February 1, 2019:

•	Salary and target bonus continuation for one year;

•

A prorated annual cash incentive bonus for the year of termination (generally based on the executive’s “target” bonus opportunity and actual Company performance as determined under the Company’s Management Incentive Plan);

•	Continued medical, dental and visual care coverage, with the Company continuing to subsidize its share of the premium during the one-year salary continuation period;

•	Outplacement services for up to one year;

•	Pro-rata vesting of service-based and performance-based RSUs (subject to achievement of applicable performance goals for performance-based RSUs); and

•

For all retirement-eligible participants (i.e., participants aged 55 or older), an additional year of vesting service for stock options and service-based RSUs (but not performance-based RSUs), and the opportunity to exercise vested stock options until the earlier of three years after termination or the original option expiration date.

42	2019 PROXY STATEMENT

Section 5: Severance, Change in Control and Other Benefits

To receive severance benefits under the Executive Severance Plan, a participant must agree to a release of claims against the Company. As a condition of participation in the Executive Severance Plan, each eligible employee must also agree to comply with certain restrictive covenants, including non-competition, non-solicitation, non-disparagement and confidentiality provisions to the extent permissible under applicable law.

More information on the CIC Plan and the Executive Severance Plan, including the estimated payments and benefits payable to the named executive officers, is provided under the “Potential Payments Upon Termination or Change in Control” section beginning on page 50 of this proxy statement.

Limited Perquisites

From time-to-time we offer limited, travel-related perquisites to our named executive officers. In particular, during 2018, Teradata covered the commuting expenses for Mr. Culhane and Mr. Tom, including the cost of housing and transportation in connection with their travel to our headquarters in San Diego.

SECTION 6: OTHER COMPENSATION POLICIES AND PRACTICES

We maintain several key compensation policies and practices that reinforce our pay for performance culture and promote the alignment of the interests of our executives and our stockholders, including the following:

POLICY/PRACTICE	DESCRIPTION

Stock Ownership Guidelines	Our executives are subject to robust stock ownership guidelines, which require our CEO to hold at least 135,000 shares and our other current named executive officers to own 35,000 shares. Each of our current named executive officers (other than Mr. Tom) exceeded his required ownership level as of December 31, 2018.

Clawback and Harmful Activity Policies

We maintain a Compensation Recovery Policy (commonly referred to as a clawback policy), which generally provides that we may recover performance-based compensation if the payout was based on financial results that were subsequently restated. This policy supports the accuracy of our financial statements and, in conjunction with our stock ownership guidelines, helps to align the interests of our named executive officers with those of our stockholders. In light of our pay-for-performance culture, we felt strongly that our executives should be held to this higher standard of accountability.

We also retain the right to cancel outstanding equity awards and recover realized gains if executives are terminated for cause or engage in certain “harmful activity,” such as violating a non-competition or non-solicitation covenant.

Prohibition on Pledging and Hedging	Our insider trading policy restricts our employees, officers and directors from engaging in hedging transactions involving Teradata stock, including short sales, or from pledging Teradata securities.

Compensation Risk Assessment

Members of management from our human resources, legal and risk management groups assess whether our compensation policies and practices encourage excessive or inappropriate risk taking by our employees. This assessment includes a review of the risk characteristics of our business, our internal controls and related risk management programs, the design of our incentive plans and policies, and the impact of risk mitigation features. Management reports its findings to the Board of Directors and, based on that analysis, we do not believe that our compensation programs for employees are reasonably likely to have a material adverse effect on the Company.

Tax Considerations

The Tax Cuts and Jobs Act, enacted in December 2017, included a number of significant changes to Section 162(m) of the Internal Revenue Code, as amended (“Section 162(m)”), such as the repeal of the qualified performance-based compensation exemption and the expansion of the definition of “covered employees” (for example, by including the chief financial officer and certain former named executive officers as covered employees). As a result of these changes, except as otherwise provided in the transition relief provisions of the Tax Cuts and Jobs Act, compensation paid to any of our covered employees generally will not be deductible in 2018 or future years, to the extent that it exceeds $1 million. As has historically been the case, the Committee reserves the ability to pay compensation to our executives in appropriate circumstances, even if such compensation is not deductible under Section 162(m).

43

COMPENSATION TABLES

2018 Summary Compensation

The following table summarizes the total compensation paid to, or earned by, each of our named executive officers for the fiscal year ended December 31, 2018, and the prior two fiscal years. The 2018 Target Compensation supplemental table following this table also provides additional information regarding the 2018 total direct compensation levels for our named executive officers as approved by the board’s Compensation and Human Resource Committee (the “Committee”).

Name and Principal Position (1)	Year	Salary (2) ($)	Stock Awards (3) ($)	Option Awards (4) ($)	Non-Equity Incentive Plan Compensation (5) ($)	All Other Compensation (6) ($)	Total ($)

Victor Lund	2018	800,000	6,153,372		1,812,500	1,206	8,767,078

President and Chief Executive Officer	2017	800,000	8,693,440	-	1,110,000	1,206	10,604,646
	2016	526,776	8,104,841	-	680,000	1,930	9,313,547

Oliver Ratzesberger	2018	518,936	2,026,986		951,563	15,278	3,512,762

Chief Operating Officer	2017	475,000	2,458,941		527,250	25,670	3,486,861
	2016	434,719	1,431,715	-	429,675	16,398	2,312,507

Mark Culhane	2018	475,000	2,171,778		757,625	57,957	3,462,361

Chief Financial Officer	2017	67,671	930,773	-	83,250	8,004	1,089,698

Daniel Harrington	2018	469,220	1,266,889		748,407	15,350	2,499,775

Chief Services Officer	2017	469,220	2,236,648		520,834	15,502	3,242,204
	2016	467,737	1,816,809	-	477,041	16,591	2,778,178

Eric Tom	2018	475,000	1,809,815	-	475,000	101,464	2,860,238

Chief Revenue Officer

(1)	This column shows each named executive officer’s position as of December 31, 2018.

(2)

This column shows base salary earned during the year. Mr. Ratzesberger received a pay increase on 7/29/2018 which was retroactively applied to the date of his promotion to Chief Operating Officer in February 2018.

(3)

This column shows the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”), of performance-based restricted share units (“RSUs”) in the applicable year.

(4)	There were no stock options granted in 2018.

(5)

This column reflects the cash bonus earned by our named executive officers under the annual bonus program for the applicable year. For more information concerning the 2018 annual incentive, see the Annual Bonus Awards discussion in the Compensation Discussion and Analysis section beginning on page 35 of this proxy statement.

(6)	The amounts reported in this column for 2018 include the following:

Name	Perqs	Housing Subsidy	Commuting Expense	Company Contributions to 401k	Value of Life Insurance Premiums Paid by Company
Victor Lund	-	-	-	-	1,206
Oliver Ratzesberger	-	-	-	13,750	1,528
Mark Culhane	-	30,926	12,075	13,750	1,206
Daniel Harrington	91	-	-	13,750	1,509
Eric Tom	249	61,037	25,222	13,750	1,206

44	2019 PROXY STATEMENT

Compensation Tables

For the performance-based RSUs granted in 2018, the following table sets forth the target number of units, their “target” grant date fair value reflected in the Stock Awards column above, and their grant date fair value assuming that the highest level of performance would be achieved.

Name	Target Number of Annual PBRSUs	Probable Grant Date Fair Value	Maximum Grant Date Fair Value

Victor Lund	168,079	$6,153,372	$12,306,744

Oliver Ratzesberger	55,367	$2,026,986	$4,053,972

Mark Culhane	59,322	$2,171,778	$4,343,556

Daniel Harrington	34,605	$1,266,889	$2,533,778

Eric Tom	49,435	$1,809,815	$3,619,630

2018 Target Compensation

The Committee approved the long-term incentive award opportunity for each of the named executive officers for the 2018 annual grant cycle in November 2017 and February 2018. The Committee allocated the 2018 long-term incentive award opportunity 70% to performance-based RSUs and 30% to service-based RSUs. The performance-based RSUs that were approved as part of the 2018 annual grant cycle are reflected in the “Stock Awards” column for 2018 because those awards had a “grant date” for financial accounting purposes on the date the Committee established performance goals in the first quarter of 2018. Likewise, although they were approved by the Committee as part of the same grant cycle, the service-based RSUs that were approved by the Committee in November 2017 are reflected in the “Stock Awards” column for 2017 for the executives who were named executive officers for that year, rather than in 2018, because the grant date of the service-based RSUs occurred in 2017. As a result, the Summary Compensation Table does not reflect the manner in which the Committee viewed or determined the 2018 long-term incentive opportunity or the total direct compensation values for our named executive officers. The following table, which is not required under the SEC’s rules and is not a substitute for any of the tables required under the SEC’s rules, provides an alternative presentation of the target total direct compensation levels for our named executive officers.

Name	Salary ($) (1)	Target Value Annual Incentive ($)	Target Value of PBRSU Awards ($) (3)	Target Value of RSU Awards ($) (3)	Total Direct Compensation ($)

Victor Lund	800,000	1,000,000	5,950,000	2,550,000	10,300,000

Oliver Ratzesberger	525,000	525,000	1,960,000	840,000	3,850,000

Mark Culhane	475,000	475,000	2,100,000	900,000	3,950,000

Daniel Harrington	469,220	469,220	1,225,000	525,000	2,688,440

Eric Tom	475,000	475,000	1,750,000	750,000	3,450,000

45

Compensation Tables

2018 Grants of Plan-Based Awards

The following table summarizes information for each named executive officer regarding (i) estimated payouts under the 2018 annual bonus program, and (ii) estimated payouts for the performance-based RSUs (also referred to as PBRSUs) that were granted in 2018.

Name	Grant Date	Approval Date(1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Possible Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Award: Number of Shares of Stock Units	Option Awards: Number of Shares Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/sh)	($)
Victor Lund
Bonus Program			-	1,000,000	2,000,000
PBRSUs	2/20/2018	2/20/2018				84,040	168,079	336,158				6,153,372
Oliver Ratzesberger
Bonus Program			-	525,000	1,050,000
PBRSUs	2/20/2018	2/20/2018				27,684	55,367	110,734				2,026,986
Mark Culhane
Bonus Program			-	475,000	950,000
PBRSUs	2/20/2018	2/20/2018				29,661	59,322	118,644				2,171,778
Daniel Harrington
Bonus Program			-	469,220	938,440
PBRSUs	2/20/2018	2/20/2018				17,303	34,605	69,210				1,266,889
Eric Tom
Bonus Program			-	475,000	950,000
PBRSUs	2/20/2018	2/20/2018				24,718	49,435	98,870				1,809,815

(1)

In general, the grant date of the annual equity awards is the date of the meeting of the independent members of the board. The grant date of the performance-based RSUs approved on November 28, 2017, however, occurred on February 20, 2018, which is when the Committee established the applicable performance goals.

(2)

The information included in the “Threshold”, “Target” and “Maximum” columns reflects the range of potential payouts under the 2018 annual bonus program (i.e., non-equity incentive plan awards) when the performance goals were established by the Committee. The actual amounts of the annual incentive awards earned for 2018 are reflected in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table.

(3)

The information included in the “Threshold”, “Target” and “Maximum” columns reflects the range of potential payouts under the performance-based RSUs granted in 2018. Those performance-based RSUs are earned based on the extent to which specified financial performance goals are achieved over a three-year period ending December 31, 2020. The units earned generally vest on the date, following the end of the 3-year performance period, that the Committee certifies the achievement of the applicable performance goals, provided the executive remains employed by the Company.

(4)

Reflects the aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718, of the performance-based RSUs granted during 2018. See footnotes 1 and 2 of the Summary Compensation Table beginning on page 44 of this proxy statement for the assumptions used to calculate these values.

46	2019 PROXY STATEMENT

Compensation Tables

2018 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for each named executive officer with respect to (i) each stock option that had not been exercised and remained outstanding as of December 31, 2018, and (ii) each award of performance-based RSUs and service-based RSUs that had not vested and remained outstanding as of December 31, 2018.

Name	Grant Date	Option Awards				Stock Awards		Equity Incentive Plan Awards
		Number of Securities Underlying Unexercised Options(1) (#)	Number of Securities Underlying Unexercised Options(2) (#)	Option Exercise Price(3) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(4) (#)	Market Value of Shares or Units of Stock That Have Not Vested(5) ($)	Number of Unearned Shares, Units or Other Rights that have not Vested (4) (#)	Market Value of Unearned Shares, Units or Other Rights that have not Vested(5) ($)
		Exercisable	Unexercisable
Victor Lund	2/20/2018							336,158	12,895,021

	11/27/2017					72,034	2,763,224

	11/28/2016							163,221	6,261,158

	5/6/2016					59,842	2,295,554
Oliver Ratzesberger	2/20/2018							110,734	4,247,756
	11/27/2017					23,729	910,244

	2/22/2017					3,305	126,780

	2/22/2017					30,559	1,172,243

	11/28/2016							45,702	1,753,129

	2/7/2016					8,073	309,680

	12/1/2015	17,749	5,917	30.63	11/30/2025	3,226	123,749

	12/1/2014	5,647		44.43	11/30/2024

	12/3/2013	5,803		45.35	12/2/2023
Mark Culhane	2/20/2018							118,644	4,551,184

	11/27/2017					25,424	975,265
Daniel Harrington	2/20/2018							69,210	2,654,896
	11/27/2017					14,831	568,917

	2/22/2017					5,509	211,325

	2/22/2017					30,559	1,172,243

	11/28/2016							45,702	1,753,129

	2/7/2016					14,129	541,988

	12/1/2015	31,062	10,354	30.63	11/30/2025	5,646	216,581

	12/1/2014	33,883		44.43	11/30/2024

	12/3/2013	34,816		45.35	12/2/2023

	11/27/2012	26,122		61.55	11/26/2022

	11/29/2011	28,606		50.70	11/28/2021

	11/30/2010	29,865		41.09	11/29/2020
Eric Tom	2/20/2018							98,870	3,792,653

	11/27/2017					21,186	812,695

(1)	This column shows the number of common shares underlying outstanding stock options that have vested as of December 31, 2018.
(2)	This column shows the number of common shares underlying outstanding stock options that have not vested as of December 31, 2018. The remaining vesting date for each award is as follows:

GRANT DATE	REMAINING VESTING DATES	VESTING SCHEDULE
12/1/2015	12/1/2019	25% vests each year for four years after the date of grant

(3)	This column shows the exercise price for each stock option reported in the table, which equaled the fair market value per share on the date of grant.

47

Compensation Tables

(4)	These columns show the aggregate number of performance-based RSUs and service-based RSUs outstanding as of December 31, 2018. The remaining vesting dates for each award are as follows:

GRANT DATE	REMAINING VESTING DATES	VESTING SCHEDULE
5/6/2016	Q1 2019*	2016-2018 performance period: 100% vests after performance level determination is made by the Committee
2/7/2016	Q1 2019*	2016-2018 performance period: 100% vests after performance level determination is made by the Committee
2/7/2016	2/7/2019	1/3 increments over a 3-year time period after performance level determination is made by the Committee
11/28/2016	Q1 2020*	2017-2019 performance period: 100% vests after performance level determination is made by the Committee
2/22/2017	2/22/2019, 2/22/2020	1/3 increments over a 3-year time period after performance level determination is made by the Committee
11/27/2017	11/27/2020	100% vests three years from the date of grant
2/20/2018	Q1 2021*	2018-2020 performance period: 100% vests after performance level determination is made by the Committee

*

Additionally, this column under the “Equity Incentive Plan Awards” heading shows the number of outstanding performance-based RSUs at the “target” level for awards with grant dates of February 7, 2016 and May 6, 2016, because our relative TSR performance through December 31, 2017 was above “threshold” level for those awards. For awards with grant dates of November 28, 2016 the number of outstanding performance-based RSUs is reported at the next highest level (150%) because our relative TSR performance through December 31, 2017 was above “target” level for those awards.

(5)	These columns show the aggregate dollar value of the performance-based RSUs and service-based RSUs using the closing stock price on December 31, 2018 of $38.36 per share.

2018 Option Exercises and Stock Vested

The following table sets forth information for each named executive officer with respect to (i) the exercise of stock options in 2018, and (ii) the vesting of performance-based RSUs and service-based RSUs during 2018.(1)

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(1) (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Victor Lund	-	-	-	-
Oliver Ratzesberger	-	-	34,841	1,301,186
Mark Culhane	-	-	-	-
Daniel Harrington	-	-	62,545	2,340,367
Eric Tom	-	-	-	-

(1)	None of the named executive officers exercised any stock options during 2018.

(2)	The value realized on vesting equals the number of shares acquired multiplied by the closing market price of our common stock on the acquisition date.

Non-Qualified Deferred Compensation

The Company does not maintain a non-qualified defined contribution plan or other deferred compensation plans. However, the 1-year performance-based RSU awards granted to Mr. Lund for the 2017 and 2016 fiscal year performance periods were fully vested at December 31, 2016 and December 31, 2017, respectively, but generally are payable on a deferred basis in 1/3 installments (except for certain termination of employment scenarios described further in the Potential Payments Upon Termination or Change in Control section on page 50 of this proxy statement) on the date that the applicable performance level determination was made by the Committee and on each of first and second anniversaries of the applicable performance level determination date. As a result, the Non-Qualified Deferred Compensation Table below includes information about Mr. Lund’s 2017 and 2016 performance-based RSUs. The performance-based RSUs granted to Mr. Lund for the performance period commencing in 2018 follow the vesting terms of the award agreements granted to our other named executive officers, which generally require continued employment during the full performance period.

48	2019 PROXY STATEMENT

Compensation Tables

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year(1) ($)	Aggregate Withdrawals / Distributions(2) ($)	Aggregate Balance at Last Fiscal Year End(3) ($)
Victor Lund	-	-	(282,638)	3,132,322	5,864,515
Oliver Ratzesberger	-	-	-	-	-
Mark Culhane	-	-	-	-	-
Daniel Harrington	-	-	-	-	-
Eric Tom	-	-	-	-	-

(1)

Represents the depreciation in value in the number of shares of our common stock underlying Mr. Lund’s vested 2017 and 2016 performance-based RSUs from December 31, 2017 through December 31, 2018 (or, if earlier, until the time of settlement of those performance-based RSUs). No portion of this amount was reported as compensation to Mr. Lund in the Summary Compensation Table for 2017.

(2)	Represents the payment date value of the number of shares of our common stock that were delivered in settlement of Mr. Lund’s vested 2017 and 2016 performance-based RSUs during fiscal 2018.

(3)

Represents the aggregate dollar value of the outstanding vested 2017 and 2016 performance-based RSUs held by Mr. Lund on December 31, 2018, using our closing stock price on December 31, 2018 of $38.36 per share. The grant date fair value of the target number of Mr. Lund’s 2017 and 2016 performance-based RSUs was previously reported as compensation to Mr. Lund in the Summary Compensation Table for the 2017 and 2016 fiscal years, respectively.

Pension Benefits

We do not maintain any qualified or non-qualified defined benefit plans.

49

POTENTIAL PAYMENTS UPON

TERMINATION OR CHANGE IN CONTROL

Background

We have entered into agreements and maintain plans and arrangements that may require us to pay or provide compensation and benefits to our named executive officers in the event of certain terminations of employment or a change in control. For example, all of our named executive officers other than Mr. Lund and Mr. Tom, who is no longer an employee, are participants in our CIC Plan, which provides “double-trigger” severance protections in the event that a participating executive’s employment is terminated under qualifying circumstances in connection with a change in control, and in our Executive Severance Plan, which provides severance protections in the event that a participant’s employment is terminated by the Company without cause (other than as a result of death, disability or a change in control). Estimates of the amounts to be paid or provided to each of our named executive officers in connection with a termination of employment or a change in control are provided below.

Estimated Payments to Named Executive Officers

The estimates set forth below of the amounts payable to our named executive officers upon termination of employment or in connection with a change in control are based on the assumption that the various triggering events occurred on the last day of 2018, along with other material assumptions noted below. The actual amounts that would be paid to a named executive officer upon termination or a change in control can only be determined at the time the actual triggering event occurs. Because Mr. Tom was a participant in our plans and arrangements on December 31, 2018, the disclosures below reflect the amounts that would have been payable to him assuming that a triggering event had occurred on that date.

The estimated amount of compensation and benefits described below for our named executive officers generally does not take into account compensation and benefits that were already earned at the time of the applicable triggering event, such as equity awards that have previously vested in accordance with their terms or vested benefits otherwise payable under our compensation programs. As a result, the estimates below for our named executive officers do not provide information on the payout of 2018 incentive awards under the annual bonus program for our named executive officers or payout of performance-based RSUs earned based on Teradata’s TSR for the period from January 1, 2016 through December 31, 2018, because those awards were earned as of December 31, 2018, subject to Committee approval, regardless of whether the executive terminated employment or a change in control occurred on that date. Please refer to the Summary Compensation Table for the annual incentives earned by our named executive officers in 2018 and to the Outstanding Equity Awards at Fiscal Year-End and the Option Exercises and Stock Vested tables for more information about the named executive officer’s equity awards.

Non-Change in Control Scenarios

Executive Severance Plan

Each of our named executive officers other than Mr. Lund and Mr. Tom, who is no longer an employee, participates in our Executive Severance Plan. In the event of an involuntary termination of his employment in connection with a reduction-in-force, Mr. Lund would be eligible to receive severance benefits under our reduction-in-force programs that are generally available to the Company’s salaried, U.S.-based employees.

For our participating named executive officers, the Executive Severance Plan generally provides severance benefits in the event of termination of employment by the Company without cause (but not as a result of the participant’s disability or death). However, in the event of the termination of a participating named executive officer’s employment in connection with a change in control of Teradata, severance benefits generally would be provided under the CIC Plan, as discussed below.

In the event of a qualifying termination of employment without cause (not in connection with a change in control), each of our participating named executive officers would be entitled to receive the following severance benefits under the terms of the Executive Severance Plan:

•	Salary and target bonus continuation for one year;

•	A prorated annual cash incentive bonus for the year of termination, based on the executive’s “target” bonus opportunity;

•	Continued medical, dental and vision care coverage, with the Company continuing to subsidize its share of the premium during the 1-year salary continuation period;

•	Outplacement services for up to one year;

•	Pro-rata vesting of service-based and performance-based RSUs (subject to achievement of applicable performance goals for performance-based RSUs); and

50	2019 PROXY STATEMENT

Potential Payments Upon Termination or Change in Control

•	For all retirement-eligible participants (i.e., participants aged 55 or older), an additional year of vesting service for stock options and service-based RSUs (but not performance-based RSUs), and the opportunity to exercise vested stock options until the earlier of three years after termination or the original option expiration date.

Severance benefits under the Executive Severance Plan are conditioned upon the participant’s release of claims against the Company, as well as compliance with certain restrictive covenants, including non-competition, non-solicitation, non-disparagement and confidentiality provisions to the extent permissible under applicable law.

Treatment of Equity Awards on Termination of Employment (not in Connection with a Change in Control)

The following chart summarizes the vesting treatment of the equity awards held by our named executive officers in the event of termination of employment, other than termination in connection with a change in control. The vesting treatment described below is conditioned upon the participant’s compliance with non-competition and non-solicitation provisions for a 12-month period (or, if applicable law requires a shorter period, for the maximum period allowed under applicable law), as well as confidentiality restrictions. Our performance-based RSUs and service-based RSUs generally pay out upon vesting. However, to the extent necessary to comply with Section 409A of the Internal Revenue Code, as amended, and avoid triggering adverse tax consequences to our executives, payment of vested performance-based RSUs and service-based RSUs may be delayed until termination of employment, six months after termination of employment, or the end of the scheduled performance or service period.

SITUATION	PERFORMANCE-BASED RSUs	SERVICE-BASED RSUs	STOCK OPTIONS
Death and Long-Term Disability (“LTD”)

In the event of death or LTD during the performance period, a pro-rata portion of the award, calculated as of the date of death or LTD, will become vested based on actual results during the performance period.

In the event of death or LTD after the end of the performance period and prior to payment, awards vest in full, to the extent earned, upon the date of death or LTD.

		Awards vest in full upon the date of death or LTD.	Awards vest in full upon the date of death or LTD and remain exercisable until the later of the expiration of the 10-year term or three years after death or LTD.
Retirement (termination on or after age 55, with the consent of the Committee, where applicable)

Generally, a pro-rata portion of the award, calculated as of retirement, will become vested based on actual results during the performance period.

Mr. Lund’s performance-based RSUs for performance periods beginning before 2018 will become vested in full (without pro-ration), based on actual results if his employment terminates after the first year of the applicable performance period for any reason other than a termination by Teradata for cause.

		Generally, a pro-rata portion will become vested as of date of retirement.	Unvested awards are forfeited. Vested awards expire the earlier of three years following retirement date or the expiration date.
Termination without Cause	A pro-rata portion of the award, calculated as of the date of termination, will become vested based on actual results during the performance period.

A pro-rata portion will become vested as of the date of termination, and retirement-eligible participants (i.e., participants aged 55 or older) may be credited with an additional year of vesting service.

Unvested awards are forfeited. Vested awards generally expire the earlier of the fifty-ninth day after termination or the expiration date.

However, retirement-eligible participants (i.e., participants aged 55 or older) are credited with an additional year of vesting service, and their options remain exercisable until the earlier of 3 years after termination or the original option expiration date.

51

Potential Payments Upon Termination or Change in Control

SITUATION	PERFORMANCE-BASED RSUs	SERVICE-BASED RSUs	STOCK OPTIONS
Voluntary Resignation (other than retirement, as described above)	Unvested awards are forfeited.	Unvested awards are forfeited.	Unvested awards are forfeited. Vested awards expire the earlier of the fifty-ninth day after termination or the expiration date.

The tables below quantify the amounts that would be payable to our named executive officers in the event of termination of employment, other than termination in connection with a change in control.

Death or Disability

We would have provided each named executive officer (or his beneficiary) with the following estimated payments or benefits had he died or become disabled on December 31, 2018.

EXECUTIVE	LIFE INSURANCE ($)(1)	DISABILITY PAYMENTS ($)(2)	STOCK OPTIONS ($)(3)	RESTRICTED SHARE UNITS ($)(3)	TOTAL ($)
Victor Lund	750,000	760,000	—	16,921,078	18,431,078
Oliver Ratzesberger	3,450,000	534,983	91,477	3,728,694	7,805,154
Mark Culhane	750,000	518,318	—	2,429,115	3,697,433
Daniel Harrington	938,400	516,391	80,036	3,763,856	5,298,684
Eric Tom	750,000	518,318	—	2,024,237	3,292,555

(1)

Proceeds would be payable by a third-party insurer. Benefits provided upon death depend on the individual level of benefits chosen by the named executive officer during the annual benefits enrollment process. The named executive officers receive the same Company-provided life insurance coverage as is generally offered to U.S.-based employees. The coverage generally is 200% of base salary for life insurance (but capped at $1,200,000, or at $750,000 in the absence of evidence of insurability). Each U.S.-based employee has the option of choosing a higher level of coverage at his own expense. Each named executive officer opted for core coverage for 2018, except for Mr. Ratzesberger, who opted for higher coverage.

(2)

Benefits provided upon disability generally depend on the individual level of benefits chosen by the named executive officer during the annual benefits enrollment process. The named executive officers receive the same short-term and long-term disability coverage as is generally offered to U.S.-based employees. The core coverage is (i) for short-term disability, 100% of base salary for two to 18 weeks depending on years of service and 66 2/3% of base salary for the remainder of a 26-week period, and (ii) for long-term disability, 50% of base salary (up to a maximum monthly payment of $15,000) for the duration of an employee’s long-term disability. Each U.S. employee has the option of choosing a higher level of coverage at his own expense. Each named executive officer opted for core coverage for 2018, except for Messrs. Lund and Ratzesberger, who opted for higher coverage. The payments above assume maximum payout based on the named executive officer’s coverage election for 26 weeks of short-term disability plus two years of long-term disability.

(3)	Equity valuations are based on a closing price of our stock on December 31, 2018 of $38.36, with performance-based RSUs for ongoing performance periods included at the “target” level.

Retirement

We would have provided each named executive officer with the following estimated payments if he had retired (with Committee consent, where applicable) on December 31, 2018.

EXECUTIVE	RESTRICTED SHARE UNITS ($)(1)(2)	TOTAL ($)
Victor Lund	13,006,514	13,006,514
Oliver Ratzesberger	—	—
Mark Culhane	1,047,499	1,047,499
Daniel Harrington	1,357,754	1,357,754
Eric Tom	872,906	872,906

(1)	Equity valuations are based on a closing price of our stock on December 31, 2018 of $38.36.

(2)

Messrs. Lund, Culhane, Harrington and Tom were eligible for retirement (age 55 or older) on December 31, 2018. Committee consent would be required for retirement vesting of RSU awards, except for Mr. Lund’s awards for performance periods beginning before 2018.

52	2019 PROXY STATEMENT

Potential Payments Upon Termination or Change in Control

Termination without Cause (not in Connection with a Change in Control)

Each named executive officer would have been entitled to the following estimated payments and benefits if, on December 31, 2018 and not in connection with a change in control, we terminated the executive’s employment without cause (and not as a result of death or disability). For named executive officers other than Mr. Lund, the amounts reported in the table below reflect the benefits that would have been provided under the Executive Severance Plan in the event of a termination of employment without cause on that date.

EXECUTIVE	CASH ($)(1)	STOCK OPTIONS ($)(2)	RESTRICTED SHARE UNITS ($)(2)	WELFARE BENEFITS ($)	OUT-PLACEMENT COUNSELING ($)	TOTAL ($)

Victor Lund	400,000	—	16,076,759	—	18,000	16,494,759

Oliver Ratzesberger	1,050,000	—	1,724,365	16,152	18,000	2,808,517

Mark Culhane	950,000	—	2,131,118	16,152	18,000	3,115,270

Daniel Harrington	938,000	80,036	1,989,876	16,152	18,000	3,042,064

Eric Tom	950,000	—	1,775,913	11,172	18,000	2,755,085

(1)

Mr. Lund does not participate in the Executive Severance Plan (or the CIC Plan) and is not a party to any agreement with the Company that provides for cash severance upon a termination without cause. However, Mr. Lund participates in our reduction-in-force programs that are generally available to the Company’s salaried, U.S.-based employees, and the cash amount reported for Mr. Lund in this column reflects the maximum cash severance benefits provided under those programs. The cash amounts reported in this column for named executive officers other than Mr. Lund reflect cash severance benefits under the Executive Severance Plan, but do not reflect any pro-rata annual bonuses for 2018. This is because we are required to assume a termination date of December 31, 2018. On that date, each named executive officer would have already earned a bonus for 2018 regardless of whether he terminated employment. Please refer to the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the amount of the 2018 bonus paid to each executive.

(2)

Equity valuations are based on a closing price of our stock on December 31, 2018 of $38.36, with performance-based RSUs for ongoing performance periods included at the “target” level. For Messrs. Lund, Culhane, Harrington and Tom, who were retirement-eligible (age 55 or older) on December 31, 2018, the equity values reported above include an additional 12 months of vesting service for service-based equity awards.

Change in Control Scenarios

Change in Control Severance Plan

We maintain the CIC Plan to help retain key executives by reducing personal uncertainty that may arise from the possibility of a change in control and to promote their objectivity and neutrality in evaluating transactions that may be in the best interest of the Company and its stockholders. This plan establishes objective criteria to determine whether a change in control has occurred and provides for severance payments and benefits on a “double trigger” basis, which also applies, under the Stock Incentive Plan, to our equity compensation awards. The “double trigger” design is intended to further our goals to retain key executives upon a change in control.

Each named executive officer other than Mr. Lund and Mr. Tom, who is no longer an employee, participates in the CIC Plan. In the event of an involuntary termination of his employment in connection with a reduction-in-force, Mr. Lund would be eligible to receive severance benefits under our reduction in force programs that are generally available to the Company’s salaried, U.S.-based employees.

Under the CIC Plan, if a participating executive’s employment is terminated by us other than for “cause”, death or disability or if the executive resigns for “good reason” within two years after a “change in control” (or within six months prior to a change in control, if the executive can demonstrate that the termination occurred in connection with a change in control), then Teradata or its successor will be obligated to pay or provide the following benefits:

•

A lump sum payment equal to 2.0 times the executive’s annual base salary and annual incentive. For this purpose, annual incentive generally means the average annual incentive earned for the prior three years;

•	A lump sum payment equal to a pro-rata portion of the average annual incentive earned for the prior three years;

•	Continued medical, dental and life insurance coverage for two years; and

•	Continued outplacement and financial counseling services, if such services are offered at such time, for one year.

The CIC Plan provides that upon termination of employment, each participant is prohibited from soliciting our employees for a 1-year period and is subject to confidentiality restrictions. Moreover, each participant is required to sign a release of all claims against the Company prior to receiving severance benefits under the plan. The CIC Plan does not provide for any “gross-up” payments related to excise taxes that may be imposed on an executive in connection with a change in control.

For purposes of the plan, the term “cause” generally means the willful and continued failure to perform assigned duties or the willful engaging in illegal or gross misconduct that materially injures the Company. The term “good reason” generally means: (i) the assignment of duties inconsistent with the executive’s position, authority, duties or responsibilities as in effect prior to a change in

53

Potential Payments Upon Termination or Change in Control

control; (ii) a reduction in base salary; (iii) failure to pay incentive compensation when due; (iv) a reduction in target or maximum incentive opportunities; (v) a failure to continue the equity compensation plan or other employee benefit programs; (vi) a relocation of the executive’s office by more than forty miles (provided that it also increases the executive’s commute by more than 20 miles); or (vii) failure to require a successor to assume the plan.

The term “change in control” generally means any of the following: (i) an acquisition of 50% or more of our stock by any person or group, other than the Company, our subsidiaries or employee benefit plans; (ii) a change in the membership of our Board of Directors, such that the current incumbents and their approved successors no longer constitute a majority; (iii) a reorganization, merger, consolidation or sale or other disposition of substantially all of our assets in which any one of the following is true—our old stockholders do not hold at least 50% of the combined enterprise, there is a 50%-or-more stockholder of the combined enterprise (other than as a result of conversion of the stockholder’s pre-combination interest in the Company), or the members of our Board of Directors (immediately before the combination) do not make up a majority of the board of the combined enterprise; or (iv) stockholder approval of a complete liquidation.

Treatment of Equity Awards

As described above, the Stock Incentive Plan provides for “double trigger” vesting of employee equity awards in connection with a change in control, meaning that, if the awards are assumed by the surviving entity in the change of control, vesting of the awards will not accelerate unless the executive also has a qualifying termination of employment (by the Company without cause or by the executive for good reason). In contrast, if the surviving entity does not assume the equity awards upon the change in control, unvested awards will become vested upon the occurrence of the change in control. The chart below summarizes the treatment of our employee equity awards–as outstanding on December 31, 2018–in connection with a change of control.

CHANGE IN CONTROL (“CIC”)
1-YEAR PERFORMANCE PERIOD PERFORMANCE-BASED RSUs	3-YEAR PERFORMANCE PERIOD PERFORMANCE-BASED RSUs	SERVICE-BASED RSUs	STOCK OPTIONS

If the award is not assumed by the surviving entity, then the award will vest in full, based on actual performance, if the CIC occurs after the end of the performance period and prior to payment.

If the award is not assumed by the surviving entity, then the award will vest in full, either at the “target” level, if the CIC occurs during the first year of the performance period, or based on actual performance up to the date of the CIC, if the CIC occurs during the second or third year of the performance period.

		If the award is not assumed by the surviving entity, then vesting accelerates upon the CIC.	If the option is not assumed by the surviving entity, then vesting accelerates upon the CIC.

If the award is assumed, then, subject to the executive’s continued employment (except for Mr. Lund, whose 1-year performance-based RSUs were fully vested based on service through December 31 of the applicable 1-year performance period), the award will continue to vest, based on actual performance, if the CIC occurs after the end of the performance period and prior to payment. However, vesting of the award will be accelerated if the executive’s employment is terminated without “cause,” terminated on account of death, disability, retirement or reduction in force, or the executive terminates his employment for “good reason,” within twenty-four months after the CIC

If the award is assumed, then, subject to the executive’s continued employment (except for Mr. Lund, whose performance-based RSUs with performance periods beginning before 2018 will be fully vested based on service through December 31 of the first year of the applicable 3-year performance period), the award will continue to vest, either at the “target” level, if the CIC occurs during the first year of the performance period, or based on actual performance up to the date of the CIC, if the CIC occurs during the second or third year of the performance period. However, vesting of the award will be accelerated if the executive’s employment is terminated without “cause,” terminated on account of death, disability, retirement or reduction in force, or the executive terminates his employment for “good reason,” within 24 months after the CIC.

If the award is assumed, then vesting accelerates if the executive’s employment is terminated other than for “cause” or disability or the executive terminates his employment for “good reason,” within twenty-four months after the CIC.

If the option is assumed, then vesting accelerates if the executive’s employment is terminated other than for “cause” or disability, or the executive terminates his employment for “good reason”, within twenty-four months after the CIC.

54	2019 PROXY STATEMENT

Potential Payments Upon Termination or Change in Control

The tables below quantify the amounts that would be payable to our named executive officers in the event of a change in control or in the event of termination of employment in connection with a change in control.

Qualifying Termination Within Two Years After a Change in Control

Our named executive officers would have been entitled to the following estimated payments and benefits if a change in control occurred on December 31, 2018, and (i) for the named executive officers other than Mr. Lund, the executive’s employment was terminated without “cause” or the executive terminated his employment for “good reason” immediately following such change in control, or (ii) for Mr. Lund, his employment was involuntarily terminated in a reduction-in-force immediately following such change in control.

EXECUTIVE	CASH ($)(1)	STOCK OPTIONS ($)(2)	RESTRICTED SHARE UNITS ($)(2)	WELFARE BENEFITS ($)	OUTPLACEMENT AND FINANCIAL COUNSELING ($)	TOTAL ($)

Victor Lund	400,000	—	19,249,345	—	18,000	19,667,345

Oliver Ratzesberger	1,753,146	91,477	5,625,659	35,359	18,000	7,523,641

Mark Culhane	1,900,000	—	3,250,857	34,716	18,000	5,203,573

Daniel Harrington	1,698,122	80,036	4,665,262	35,322	18,000	6,496,742
Eric Tom	1,900,000	—	2,709,022	24,756	18,000	4,651,778

(1)

Mr. Lund does not participate in the CIC Plan (or Executive Severance Plan) and is not a party to any agreement with the Company that provides for cash severance upon a termination without cause or for good reason in connection with a change in control. However, as described above, Mr. Lund participates in our reduction-in-force programs that are generally available to the Company’s salaried, U.S.-based employees, and the cash amount reported for Mr. Lund in this column reflects the maximum cash severance benefits provided under those programs. The cash amounts reported in this column for named executive officers other than Mr. Lund reflect cash severance benefits under the CIC Plan, but do not reflect any pro-rata annual bonuses for 2018. This is because we are required to assume a termination date of December 31, 2018. On that date, each named executive officer would have already earned a bonus for 2018 regardless of whether he terminated employment. Please refer to the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the amount of the 2018 bonus paid to each executive.

(2)

Equity valuations are based on the following assumptions: (i) a closing price of our stock on December 31, 2018 of $38.36; (ii) the awards are assumed in the corporate transaction and vest immediately prior to the change in control (at the “target” level, in the case of performance-based RSUs with ongoing performance periods as of December 31, 2018); and (iii) each named executive officer’s employment is terminated without “cause” or by the executive for “good reason” immediately after the corporate transaction.

Change in Control and Equity Awards are not Assumed by Surviving Entity

Our named executive officers would have been entitled to the following estimated payments and benefits in the event that a “change in control” occurred on December 31, 2018, and the named executive officer’s equity awards were not assumed by the surviving entity. If the awards were assumed by the surviving entity, then the awards would not vest on a change in control but would vest on a qualifying termination within two years after the change in control as illustrated in the table immediately above.

NAME	STOCK OPTIONS ($)(1)	RESTRICTED SHARE UNITS ($)(1)	TOTAL ($)
Victor Lund	—	19,249,345	19,249,345

Oliver Ratzesberger	91,477	5,625,659	5,717,136

Mark Culhane	—	3,250,857	3,250,857

Daniel Harrington	80,036	4,665,262	4,745,298

Eric Tom	—	2,709,022	2,709,022

(1)

Equity valuations are based on the following assumptions: (i) a closing price of our stock on December 31, 2018 of $38.36; and (ii) the awards are not assumed in the corporate transaction, vest immediately prior to the change in control (at the “target” level, in the case of performance-based RSUs with ongoing performance periods as of December 31, 2018) and are cashed out.

55

CEO PAY RATIO DISCLOSURE

We are providing the following information regarding the relationship of the annual total compensation of our CEO and that of our “median employee,” as required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K. The pay ratio information provided below is a reasonable estimate calculated in a manner consistent with the pay ratio disclosure rules.

For our 2018 fiscal year:

•	The estimated median of the annual total compensation of all of our employees, excluding the CEO, was $78,615;

•	The annual total compensation of our CEO, as reported in the Summary Compensation Table on page 44 of this proxy statement, was $8,767,078; and

•	The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was estimated to be 112 to 1.

In determining the 2018 pay ratio information provided above, as permitted by the SEC’s pay ratio disclosure rules, we used the same “median employee” who had been identified for the 2017 fiscal year through the following methodology:

•

December 31, 2017 was selected as the date upon which we would identify our employee population and median employee, and, from our tax and payroll records, we compiled a list of all full-time, part-time, temporary and seasonal employees who were employed on that date, including employees working both within and outside of the United States.

•

Total cash compensation during the 2017 fiscal year was used as a consistently applied compensation measure to identify our median employee from the employees on the list. For this purpose, we define total cash compensation as the sum of base wages and annual incentives payable in cash during the year. We did not annualize the total cash compensation of any permanent employees who were employed for less than the full year. For employees working outside of the United States, total cash compensation was converted to U.S. dollars using 2017 exchange rates.

•	Applying the methodology described above, we determined that our median employee for fiscal 2017 was a Customer Service Representative located in the United States.

For fiscal year 2018, we calculated the annual total compensation of the median employee using the same methodology that we used to determine the annual total compensation of the CEO, as reported in the Summary Compensation Table on page 44 of this proxy statement.

It should be noted that the SEC’s pay ratio disclosure rules provide reporting companies with a great deal of flexibility in determining the methodology used to identify the median employee and the pay ratio. As such, our methodology may differ materially from the methodology used by other companies to prepare their pay ratio disclosures, which may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our industry.

56	2019 PROXY STATEMENT

ADVISORY (NON-BINDING) VOTE

ON EXECUTIVE COMPENSATION

(Item 2 on Proxy Card)

The foundation of our executive compensation program is to pay for performance. Our executive officers are compensated based on the key financial and strategic drivers of our business and in a manner that is consistent with competitive practices and sound corporate governance principles. We believe that our executive compensation program aligns our incentive compensation with the long-term interests of our stockholders because it is designed to motivate our executives to deliver long-term sustainable growth and stockholder value, and to provide retention incentives. The board encourages you to review the Executive Compensation section of this proxy statement, including the Compensation Discussion and Analysis and related tables and narratives, beginning on page 29 of this proxy statement, for additional details on our executive compensation program.

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, stockholders are able to vote to approve, on an advisory (non-binding) basis no less than once every three years, the compensation of our named executive officers (a “say-on-pay” vote). Since our annual meeting of stockholders in 2011, we have provided our stockholders with annual say-on-pay voting opportunities. In connection with our 2018 annual meeting, our advisory say-on-pay proposal received a 92% favorable vote.

Since 2015, we have regularly engaged stockholders to solicit their input regarding the Company’s executive compensation program. This past year, we again sought feedback from our largest 25 institutional investors, representing over 77% of Teradata’s outstanding shares. Discussions with investors who responded to our outreach efforts (and others who reached out to us) touched on a number of themes including stockholders’ desire that a meaningful portion of long-term incentive value continue to be allocated to equity awards that are based on longer-term performance goals with a strong rationale and linkage to our business strategy. In designing our executive compensation program, we have taken into account the common themes expressed by our stockholders. For example, as described in the Compensation Discussion and Analysis, beginning on page 29 of this proxy statement:

A substantial majority (70%) of our long-term incentive opportunity is allocated to performance-based equity awards, with the remaining 30% providing balance to the program through service-based awards with 3-year cliff vesting for retention purposes.

All of our performance-based equity awards are now tied to financial goals over a 3-year period that are key to the execution of our business transformation and valued by stockholders.

We are providing our stockholders with the opportunity to cast non-binding advisory votes to approve the compensation of our named executive officers for 2018, and are asking stockholders to vote to adopt the following resolution:

RESOLVED, that the stockholders of Teradata Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation is described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure and related material, set forth in the Company’s definitive proxy statement for the 2019 annual meeting of stockholders.

This say-on-pay proposal vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. As an advisory vote, this proposal is non-binding. However, the board and our Compensation and Human Resource Committee, which is responsible for designing and overseeing the administration of our executive compensation program, values the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our executive officers.

The Board of Directors recommends that you vote FOR this proposal.

Proxies will be so voted unless stockholders specify otherwise in their proxies. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote. Approval of this resolution requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. However, the results of this vote are not binding on the board, whether or not any resolution is passed under this voting standard. To the extent there is any significant vote against our executive compensation program, the Compensation and Human Resource Committee will evaluate whether any actions are necessary and appropriate to address stockholder concerns.

57

VOTE ON APPROVAL OF THE

TERADATA 2012 STOCK INCENTIVE PLAN

AS AMENDED AND RESTATED

(Item 3 on Proxy Card)

The Board of Directors is asking our stockholders to approve an amendment and restatement of the Teradata 2012 Stock Incentive Plan (the “SIP”). Our stockholders initially approved the SIP on April 20, 2012. The SIP has since been amended and restated and was most recently approved by our stockholders on April 26, 2016. On February 4, 2019, the Board of Directors, upon the recommendation of the Compensation and Human Resource Committee (the “Committee”), approved the further amendment and restatement of the SIP, effective as of March 1, 2019, but subject to stockholder approval as required at the 2019 annual meeting, in order to:

•	Increase the number of shares of our common stock reserved for sale under the SIP by 10,000,000 shares; and

•	Extend the expiration date of the SIP from January 30, 2022 to February 29, 2024.

The Board of Directors recommends that you vote FOR this proposal.

The complete text of the SIP is attached as an Appendix to this proxy statement. The following summary of the plan does not purport to be complete and is qualified in its entirety by reference to said Appendix.

Summary of Amendments

We are seeking stockholder approval of the SIP to authorize an additional 10,000,000 shares of the Company’s common stock (“Shares”) for issuance as awards under the SIP and to extend the term of the SIP until February 29, 2024. Additionally, the SIP, as amended and restated, (i) enhances the disclosure in the SIP document regarding the “double-trigger” treatment of equity awards in connection with a change in control, and (ii) contains certain clarifying, administrative and technical changes. The Board of Directors believes that the proposed amendment to the SIP is an integral part of our long-term incentive philosophy and is necessary to continue providing the appropriate levels and types of equity compensation for our employees and non-employee directors.

How We Calculated the Proposed Increase in Share Authorization

As of December 31, 2018, and excluding the proposed Share increase, there were 5,996,645 Shares available for issuance or delivery under the SIP pursuant to future awards. The Board of Directors believes that the future success of the Company depends, in large part, upon our ability to effectively attract, motivate and retain high caliber key employees and directors. The Board of Directors believes that the issuance of equity awards is a key element of our ability to attract, motivate and retain this talent and align their interests of with those of our stockholders. Based on our historical grant practices, as summarized below, and our projected recruiting and retention needs, we anticipate that the Company will be unable to continue granting equity under the SIP beyond 2019.

In determining the number of additional Shares we are asking stockholders to approve under the SIP, the Committee considered, among other things, the amount of our outstanding equity awards, our burn rate, our stock price and volatility, our projected recruiting and retention needs, the expected potential dilution that would result from the increase in Shares authorized under the SIP, and the voting guidelines of certain institutional investors and major proxy advisory firms. The results of this comprehensive analysis were presented to the Committee and the board for its consideration.

58	2019 PROXY STATEMENT

Vote on Approval of the Teradata 2012 Stock Incentive Plan as Amended and Restated

Outstanding Awards

As of December 31, 2018, there were 1,982,717 Shares subject to outstanding service-based restricted share unit awards, 1,206,637 Shares subject to outstanding performance-based restricted share unit awards (calculated at target) and 4,148,220 Shares subject to outstanding stock options under the SIP and its predecessor, the Teradata Corporation 2007 Stock Incentive Plan. As of that date, the weighted average exercise price of the outstanding stock options was $40.34, the weighted average remaining contractual term for the stock options was 3.8 years, and the closing market price of a Share as reported on the NYSE was $38.36 per Share.

Burn Rate

We use our burn rate to measure the potential life expectancy of our equity plan and stockholder dilution. Our burn rate experience is summarized in the table below, which provides data on our Share usage (including grants of awards to employees and non-employee directors) for the last three completed fiscal years.

FISCAL YEAR	# OF PARTICIPANTS	STOCK OPTIONS GRANTED	SERVICE-BASED RSUs GRANTED	PERFORMANCE- BASED RSUs EARNED	TOTAL SHARES(2)	BURN RATE*
2018(1)	207	0	477,084	276,597	1,884,203	1.76%
2017	1,094	9,750	1,743,704	54,005	4,504,023	4.07%
2016	992	1,013,316	1,560,423	4,144	4,924,734	5.04%
3-year Average Burn Rate (2016-2018)						3.62%

(1)	2018 annual grants were made in November of 2017; in 2019, the annual grant cycle will completely align with the fiscal year.

(2)	Total shares calculated by multiplying the Service-Based RSUs Granted and Performance-Based RSUs Earned by 2.50 based on stock price volatility.

Our burn rate is calculated as the total amount of equity granted in any year, divided by the weighted average number of common shares outstanding. For purposes of this calculation (i) stock options and service-based restricted share unit awards were counted in the year granted, and (ii) performance-based restricted share unit awards were counted in the year earned (and only to the extent earned). A multiplier of 2.50 was applied to service-based restricted share unit awards and performance-based restricted share unit awards based on our stock price volatility. Our future burn rate will depend on a number of factors, including the number of participants in the SIP, our stock price, changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to stock splits or similar events, the compensation practices of our competitors or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.

Requested Number of Shares

In order to maintain the flexibility that we need to keep pace with our competitors and effectively attract, motivate and retain the caliber of employees and directors essential to our success, we are asking our stockholders to authorize an additional 10,000,000 Shares for issuance as awards under the SIP, which would bring the aggregate number of Shares reserved for issuance under the SIP to 27,500,000 Shares. The Board of Directors believes that the size of this request is reasonable in light of the equity awards granted to our key employees and directors over the past three years. We intend to grant future equity awards under the SIP in amounts that are reasonable and consistent with market data prepared by the Committee’s independent consultant. Based on our existing projected recruiting and retention needs, it is our belief that this request for additional shares under the amended SIP should be sufficient for us to continue granting equity awards for approximately 5 more years. Without stockholder approval of the additional Shares under the SIP, we may be required to increase the cash components of our compensation program, which would significantly inhibit our ability to attract, motivate and retain high caliber key employees and directors in a competitive marketplace and align their interests with those of our stockholders.

Dilution and Overhang

We measure the dilutive impact of our equity program (the so-called overhang) by dividing the number of Shares subject to outstanding equity awards plus the number of Shares available to be granted (“numerator”), by the total Shares outstanding plus shares included in the numerator. As of December 31, 208, our fully diluted overhang was approximately 10.37%. The 10,000,000 additional Shares being requested under the SIP would bring our fully diluted overhang to approximately 18.94%, which we believe to be within industry norms.

A summary of the material terms of the SIP is provided below and the complete text of the SIP is attached as an Appendix to this proxy statement. The following summary of the plan does not purport to be complete and is qualified in its entirety by reference to said Appendix.

59

Vote on Approval of the Teradata 2012 Stock Incentive Plan as Amended and Restated

Plan Highlights

The SIP contains provisions that are consistent with our compensation philosophy and designed to protect the interests of our stockholders, including the following:

FEATURE	DESCRIPTION
Flexible Share Counting	The SIP will authorize an additional 10,000,000 Shares, for a total of 27,500,000 Shares for delivery under equity awards. For purposes of counting the number of Shares available to be issued under the SIP, “full value awards” (awards settled in stock other than stock options and stock appreciation rights (“SARs”)) will be counted against the share reserve on a 1.93 for 1 basis.
Prohibition on Liberal Share Recycling	The SIP prohibits liberal share recycling, meaning that Shares tendered in payment of the exercise price of a stock option, Shares withheld to satisfy a tax withholding obligation, and Shares that are repurchased by the Company with stock option proceeds will not be added back to the SIP. In addition, when a SAR is settled in Shares, all of the Shares underlying the SAR will be counted against the share limit of the SIP.
No Discounted Stock Options or SARs	The SIP does not permit the use of “discounted” stock options or SARs.
No Re-Pricing of Stock Options or SARs; No Reload Awards	The SIP does not permit the “repricing” of stock options and SARs without stockholder approval. This includes a prohibition on cash buyouts of underwater options or SARs and “reloads” in connection with the exercise of options or SARs.
No “Liberal” Change in Control Definition	The SIP does not provide a “liberal” change in control definition, which means that a change in control must actually occur in order for the change in control provisions in the SIP to be triggered.
“Double Trigger” Vesting in Connection with a Change in Control	The SIP provides for “double trigger” vesting of equity awards that are assumed in a change in control transaction, which means that awards assumed in a transaction will continue to vest on their regularly-scheduled vesting date or, if earlier, upon a qualifying termination of employment within 2 years after a change in control.
Forfeiture Provisions	Awards granted under the SIP and certain payouts will be subject to forfeiture as provided by the Committee if a participant is terminated for cause.
Clawback Provisions	Awards granted under the SIP are subject to recoupment under our Compensation Recovery Policy, which provides that Teradata may recover compensation provided to certain executives under performance-based equity awards if the payment, grant or vesting of such award was based on financial results that were subsequently restated.
No Dividends or Dividend Equivalents on Unvested Awards or Stock Options/SARs	Dividends or dividend equivalents payable with respect to any awards granted under the SIP will be accumulated or reinvested until such award is earned, and the dividends or dividend equivalents shall not be paid if the underlying award does not become vested. Additionally, no dividend equivalents will be granted with respect to Shares underlying a stock option or SAR.
Stock Ownership and Holding Guidelines	Shares issued pursuant to the SIP are subject to the Company’s stock ownership guidelines. Executives are required to retain 100% of their Shares net of taxes received under awards granted under the SIP until the applicable minimum ownership level requirement has been achieved.

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Summary of the Plan

General

Awards granted under the SIP may be in the form of stock options, SARs, restricted shares, restricted share units, other share-based awards or any combination of those awards. No awards may be made under the SIP after February 29, 2024.

Administration

The SIP will be administered by the Committee, or by such other committee or subcommittee as may be appointed by our Board of Directors, and which consists entirely of two or more individuals who are “independent directors” within the meaning of NYSE rules and “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee can make rules and regulations and establish such procedures for the administration of the SIP as it deems appropriate and may delegate any of its authority to one or more directors or executive officers of the Company, to the extent permitted by applicable laws. Our board retains authority to administer and issue awards under the SIP and, specifically reserves the exclusive authority to approve and administer all awards granted to non-employee directors under the SIP.

Eligibility

The SIP provides for awards to our non-employee directors and to officers, employees and consultants of the Company and our subsidiaries, except that incentive stock options may only be granted to employees of the Company and our subsidiaries. It is currently anticipated that approximately 9,800 employees and consultants and 10 non-employee directors will be eligible for awards under the SIP.

Shares Available

The maximum number of Shares that may be issued or transferred with respect to awards under the SIP is 27,500,000, subject to adjustment as provided below. Shares issued under the SIP may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

Shares underlying awards that are settled in cash or that terminate or are forfeited, cancelled or surrendered without the issuance of Shares or the release of a substantial risk of forfeiture will again be available for issuance under the SIP. Shares surrendered to pay the exercise price of stock options, repurchased by us with option proceeds, or withheld for taxes upon exercise or vesting of an award, will not again be available for issuance under the SIP. In addition, when a SAR is exercised and settled in Shares, all of the Shares underlying the SAR will be counted against the share limit of the SIP regardless of the number of Shares used to settle the SAR. For purposes of counting the number of Shares available to be issued under the SIP, “full value awards” (awards settled in stock other than stock options and SARs) will be counted against the share reserve on a 1.93 for 1 basis. That is, on the grant of a full value award, the number of Shares available for issuance under the SIP will be reduced by 1.93 Shares for each share subject to that full value award.

Shares delivered under awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company or with which the Company directly or indirectly combines (“Substitute Awards”), shall not count against the SIP’s share limit, except as may be required by the rules and regulations of any stock exchange or trading market.

Individual Award Limits under Section 162(m)

The SIP has permitted the Committee to grant awards that are intended to qualify for an exemption to Section 162(m) of the Internal Revenue Code (“Section 162(m)”) as “performance-based compensation.” Therefore, the SIP imposes the following additional individual sub-limits on awards granted under the SIP that are intended to satisfy that exemption:

•	the maximum aggregate number of Shares that may be subject to stock options or SARs granted in any calendar year to any one participant will be 2,000,000 Shares;

•	the maximum aggregate number of restricted shares and Shares subject to restricted share units granted in any calendar year to any one participant will be 750,000 Shares;

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•

the maximum aggregate compensation that can be paid pursuant to other share-based awards granted in any calendar year to any one participant will be $5,000,000 or a number of Shares having an aggregate fair market value not in excess of such amount; and

•	the maximum dividend equivalents that may be paid in any calendar year to any one participant will be $500,000.

These provisions remain intact in the SIP, as proposed to be amended, although the Tax Reform and Jobs Act of 2017 generally eliminated the ability to deduct compensation qualifying for the “performance-based compensation” exemption to Section 162(m) for tax years commencing after December 31, 2017, and we therefore do not expect to make future awards under the SIP that are intended to qualify for this exemption.

Non-employee Director Award Limits

The SIP includes limits on awards to non-employee directors. In particular, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of the awards granted under the SIP during any one calendar year to any one non-employee director may not exceed $500,000. This limitation does not apply to awards made at the election of the non-employee director in lieu of all or a portion of annual and committee cash retainers.

Stock Options

Subject to the terms and provisions of the SIP, options to purchase Shares may be granted to eligible individuals at any time and from time to time as determined by the Committee. Options may be granted as incentive stock options (all of the Shares available for issuance under the SIP may be issued pursuant to incentive stock options), or as non-qualified stock options. Subject to the limits provided in the SIP, the Committee or its delegate determines the number of options granted to each recipient. Each option grant will be evidenced by a stock option agreement that specifies whether the options are intended to be incentive stock options or non-qualified stock options and such additional limitations, terms and conditions as the Committee may determine.

The exercise price for each option (other than Substitute Awards) may not be less than 100% of the fair market value of a Share on the date of grant.

All options granted under the SIP will expire no later than ten years from the date of grant. The method of exercising an option granted under the plan will be set forth in the stock option agreement for that particular option and may include payment of cash or cash equivalent, tender of previously acquired shares with a fair market value equal to the exercise price, a cashless exercise (including withholding of shares otherwise deliverable on exercise or a broker-assisted arrangement as permitted by applicable laws), a combination of the foregoing methods, or any other method approved by the Committee in its discretion.

At the discretion of the Committee, the stock option agreement evidencing an award of stock options may contain limitations on the exercise of options under certain circumstances upon or after the termination of employment or in the event of death, disability or retirement. The granting of an option does not accord the recipient the rights of a stockholder, and such rights accrue only after the exercise of an option and the registration of Shares in the recipient’s name.

Stock Appreciation Rights

The Committee in its discretion may grant SARs under the SIP. A SAR entitles the holder to receive from us upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of Shares that are the subject of such SAR over the aggregate exercise price for the underlying Shares. At the discretion of the Committee, the award agreement evidencing an award of SARs may place limitations on the exercise of such SARs under certain circumstances upon or after the termination of employment or in the event of death, disability, or retirement.

The exercise price for each SAR (other than Substitute Awards) may not be less than 100% of the fair market value of a Share on the date of grant.

We may make payment of the amount to which the participant exercising SARs is entitled by delivering Shares, cash or a combination of Shares and cash, as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Committee may determine.

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Restricted Shares

Under the SIP, the Committee may grant or sell to participants Shares that are subject to forfeiture and restrictions on transferability. Except for these restrictions and any others imposed by the Committee, upon the grant of restricted shares, the recipient will have rights of a stockholder with respect to the restricted shares, including the right to vote the restricted shares and to receive all dividends and other distributions paid or made with respect to the restricted shares. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted shares. Each award of restricted shares will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Committee may determine. Any award of restricted shares will provide that receipt of any dividends paid on those restricted shares will be subject to the same terms and conditions as the underlying award (including service-based vesting conditions and performance objectives) and will not be paid unless the underlying award becomes vested.

Restricted Share Units

Under the SIP, the Committee may grant or sell to plan participants restricted share units, which constitute an agreement to deliver Shares to the participant in the future at the end of a restriction period and subject to such other terms and conditions as the Committee may specify. Restricted share units are not Shares and do not entitle the recipients to the rights of a stockholder. Restricted share units granted under the SIP may or may not be subject to performance conditions. Restricted share units will be settled in cash or Shares, in an amount based on the fair market value of a Share on the settlement date. Each restricted share unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Committee may determine, which may include restrictions based upon the achievement of performance objectives.

Other Share-Based Awards

The SIP also provides for grants of other share-based awards under the plan, which may include unrestricted Shares or service-based or performance-based unit awards that are settled in Shares or cash. Each other share-based award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Committee may determine.

Dividend Equivalents

Awards (other than stock options and SARs) may provide the participant with dividend equivalents, on a deferred and contingent basis, and payable either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related award agreement. Any such dividend equivalents will be subject to the same terms and conditions as the underlying award (including service-based vesting conditions and performance objectives), and will not be paid unless the underlying award becomes vested. No dividend equivalents may be granted with respect to Shares underlying a stock option or SAR.

Performance Objectives

The plan provides that performance objectives may be established by the Committee in connection with any award granted under the SIP. Performance objectives may relate to performance of the Company or one or more of our subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group of companies or a special index of companies.

The performance objectives applicable to an award granted under the SIP shall be based on such criteria as he Committee may determine, in its discretion, which may include (but shall not be limited to) one or more of the following: revenues; revenue growth; product revenue growth; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); earnings per share; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); cash flow (before or after dividends); cash flow per share (before or after dividends); gross margin; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or operating assets; economic value added (or an equivalent metric); stock price appreciation; total stockholder return (measured in terms of stock price appreciation and dividend growth); cost control; gross profit; operating profit; cash generation; unit volume; stock price; market share; new account wins; capital structure; sales; asset quality; product and services

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quality or delivery goals; cost saving levels; marketing-spending efficiency; core non-interest income; debt reductions; stockholder equity; regulatory achievements; implementation, completion or attainment of measurable objectives with respect to strategy, research, development, products or projects; business transformation objectives; recruiting and maintaining personnel; or change in working capital. For the avoidance of doubt, any performance objectives that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) if applicable or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

The Committee may provide in any award agreement that any evaluation of attainment of a performance objective may include or exclude any of the following events that occurs during the relevant period: (i) asset write downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual or infrequently occurring items as described in Financial Accounting Standards Board Accounting Standards Update No. 2015-01 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year; (vi) acquisitions or divestitures; (vii) foreign exchange gains and losses; and (viii) other events identified by the Committee.

Change in Control

The SIP provides for “double-trigger” vesting of equity awards in connection with a change in control of Teradata, as described below.

To the extent that outstanding awards granted under the SIP Plan are assumed, converted or replaced by the entity resulting from the change in control, then, except as otherwise provided in the applicable award agreement or in an applicable severance plan or written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level (if the change in control occurs before the end of the applicable performance period) or based on actual performance (if the applicable performance period has been completed). Vesting and exercisability of awards that are assumed in connection with a change in control generally would be accelerated in full, on a “double-trigger” basis, if, within 24 months after the change in control, the participant’s employment is involuntarily terminated due to death, disability or termination without “cause”, or, for a participant who is entitled to “good reason” protections under as applicable Teradata severance plan or similar arrangement, the participant terminates his or her employment for “good reason.” Any such awards that are stock options or SARs generally would remain exercisable until the earlier of one year after the termination of the participant’s employment or the expiration date of the award.

To the extent outstanding awards granted under the SIP are not assumed, converted or replaced by the entity resulting from the change in control, then such awards generally would become vested in full, effective immediately upon the date of the change in control, with performance-based awards becoming vested at the “target” level (if the change in control occurs before the end of the applicable performance period) or based on actual performance (if the applicable performance period has been completed). Any such awards that are stock options or SARs generally would remain exercisable until the earlier of one year after the termination of the participant’s employment or the expiration date of the award.

The Committee has the discretion to determine whether or not any outstanding awards granted under the SIP will be assumed by the resulting entity in connection with a change in control, and the Committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The Committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

A change in control generally means (i) the acquisition of 50% or more of our outstanding stock; (ii) our incumbent directors ceasing to constitute at least a majority of the members of our board; (iii) a reorganization, merger, consolidation or sale or disposition of substantially all of our assets, unless (a) substantially all of the beneficial owners of our outstanding stock prior to the transaction continue to own (in the same proportions) more than 50% of the outstanding stock of the resulting corporation, (b) no person owns 50% or more of the outstanding stock of the resulting corporation, and (c) at least a majority of the members of the board of the resulting corporation are individuals who were our incumbent directors prior to the transaction; or (iv) stockholder approval of our complete liquidation or dissolution.

For purposes of the SIP, “cause” as a reason for termination of employment or service shall have the meaning provided in any applicable employment, consulting or similar agreement with the participant, or, if not so defined, generally shall mean (i) conviction of a felony, (ii) dishonesty in the course of the participant’s duties, (iii) failure to perform the participant’s duties in any material

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respect, (iv) a material violation of our ethics and compliance program, or (v) such other events specified in an applicable award agreement. The term “good reason” shall have the meaning provided in our Change in Control Severance Plan or an applicable severance policy or employment, consulting or other applicable agreement between us and the participant. If “good reason” is not defined with respect to a participant in accordance with the foregoing sentence, it shall have no application under the SIP for that participant.

Forfeiture of Awards

If we terminate a participant’s employment or service for “cause” (as defined above), then, as determined in the discretion of the Committee, the participant shall (i) forfeit outstanding awards granted under the SIP; (ii) return all Shares then held by the participant that were acquired pursuant to awards under the SIP within 2 years prior to the participant’s date of termination (in exchange for repayment of any purchase price actually paid by the participant for those Shares); and (iii) repay us the value of any Shares that the participant has disposed of that were acquired pursuant to awards under the SIP within 2 years prior to the participant’s date of termination, less the amount of any purchase price actually paid by the participant for those Shares.

Awards granted under the SIP are also subject to forfeiture or repayment to us as provided pursuant to our compensation recovery (or “clawback”) policy.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Committee will adjust the number and kind of Shares that may be delivered under the SIP, the individual award limits, and, with respect to outstanding awards, the number and kind of Shares subject to outstanding awards and the exercise price or other price of Shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Committee may, in its discretion, make such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Committee, we will always round down to a whole number of Shares subject to any award. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

Transferability

Except as the Committee otherwise determines, awards granted under the SIP will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s incapacity, by his or her guardian or legal representative. Any award made under the SIP may provide that any Shares issued as a result of the award will be subject to further restrictions on transfer.

Amendment

Our Board of Directors may amend, alter or discontinue the SIP at any time, with stockholder approval to the extent required by applicable laws. No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without his or her consent, except for amendments made to cause the plan to comply with applicable law, stock exchange rules or accounting rules. No award may be amended or otherwise subject to any action that would be treated as a “repricing” of such award, unless such action is approved by our stockholders.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the SIP, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Non-Qualified Stock Options. A participant will not recognize taxable income at the time of grant of a non-qualified stock option, and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income

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(and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the Shares purchased over their exercise price, and we generally will be entitled to a corresponding deduction.

Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the Shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the Shares were transferred, any gain or loss arising from a subsequent disposition of such Shares will be taxed as long-term capital gain or loss, and we will not be entitled to any deduction. If, however, such Shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such Shares on the date of exercise over the exercise price, and we generally will be entitled to a corresponding deduction, except to the extent the deduction limits may be applicable under Section 162(m).

Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR, and we will not be entitled to a tax deduction at such time. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any Shares delivered and the amount of cash paid by us, and we generally will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

Restricted Shares. A participant will not recognize taxable income at the time of grant of restricted shares, and we will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the Shares at such time over the amount, if any, paid for such Shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the Shares at such time over the amount, if any, paid for such Shares. We are entitled to a corresponding deduction at the time the ordinary income is recognized by the participant, except to the extent the deduction limits of Section 162(m) apply.

Restricted Share Units. A participant will not recognize taxable income at the time of grant of a restricted share unit award, and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any Shares delivered and the amount of cash paid by us, and we will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

Section 162(m). Prior to 2018, Section 162(m) generally provided that the Company may not deduct compensation paid to a “covered employee” (generally our named executive officers serving on the last day of the year other than the chief financial officer) to the extent it exceeds $1 million. Performance-based compensation paid pursuant to shareholder approved plans generally was not subject to the $1 million deduction limit, provided that certain requirements were satisfied. The Tax Cuts and Jobs Act, which was enacted on December 22, 2017, includes a number of significant changes to Section 162(m), such as the repeal of the performance-based compensation exemption and the expansion of the definition of “covered employees” (for example, by including the chief financial officer and certain former named executive officers as covered employees). As a result of these changes, except as otherwise provided in the transition relief provisions of the Tax Cuts and Jobs Act, awards granted under the SIP to a covered employee after the proposed amendment generally will not be deductible in 2018 or future years, to the extent that the total compensation paid to that employee for a year exceeds $1 million. The proposed amendment to the SIP is not intended to affect the availability of transition relief for awards previously granted under the SIP that were intended to qualify as qualified performance-based compensation.

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the SIP will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of additional Shares under the SIP with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, after approval of the SIP, as amended and restated, by the Company’s stockholders.

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Plan Benefits Under the SIP

Because it is within the discretion of the Committee to determine which directors, officers, employees and consultants will receive awards and the amount and type of awards received, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the SIP or the amount of the awards.

Current Equity Compensation Plan Information

The following table provides information as of December 31, 2018 about Shares issuable under the SIP, the Teradata Corporation 2007 Stock Incentive Plan and the Teradata Corporation Employee Stock Purchase Plan.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUABLE UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))
	(a)(1)	(b)	(c)(2)
Equity compensation plans approved by security holders	4,148,220	$40.34	6,015,215
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	4,148,220	$40.34	6,015,215

(1)	Column (a) represents the number of Shares that may be issued in connection with the exercise of outstanding stock options granted under the SIP and the Teradata Corporation 2007 Stock Incentive Plan.

(2)

Column (c) represents the number of Shares available for issuance under the SIP and the Teradata Employee Stock Purchase Plan, other than Shares available for issuance in connection with the exercise of outstanding stock options.

The Board of Directors recommends that you vote FOR this proposal.

Approval of this resolution requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. Proxies solicited by the Board of Directors will be voted FOR this proposal, unless you specify otherwise in your proxy. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote.

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DIRECTORS’ PROPOSAL TO RATIFY THE

APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2019

(Item 4 on Proxy Card)

The Audit Committee of the Board of Directors, which is composed entirely of independent directors, appointed PricewaterhouseCoopers (“PwC”) as our independent registered public accounting firm for 2019 to audit our consolidated financial statements. The board has approved this appointment and, as a matter of good corporate governance, is asking you to ratify this appointment.

In determining whether to reappoint PwC as our independent auditor, the Audit Committee considers, among other things, the length of time PwC has been engaged, in addition to considering the quality of the discussions with the independent auditor and an assessment of past performance of PwC. The Audit Committee annually reviews PwC’s independence and performance in deciding whether to retain PwC or engage another firm as our independent registered public accounting firm. In the course of these reviews, the Audit Committee considers, among other things:

•	PwC’s historical and recent performance on the Teradata audit;

•	PwC’s capability and expertise in handling the breadth and complexity of our worldwide operations;

•	The appropriateness of PwC’s fees for audit and non-audit services;

•	PwC’s independence;

•	The potential impact of changing auditors; and

•	PwC’s tenure as our independent auditor, including the benefits of having a long-tenured auditor and controls and processes that help ensure PwC’s independence.

Based on its “Pre-Approval Policy” (as defined on page 70 of this proxy statement) and applicable SEC rules and guidance, the Audit Committee has considered whether the provision of the tax and other non-audit services described below under the caption “Fees Paid to Independent Registered Public Accounting Firm” was compatible with maintaining PwC’s independence and concluded that it was. Based on its review of the above factors, the Audit Committee believes that it is in the best interests of Teradata and our stockholders to retain PwC as our independent registered public accounting firm for 2019.

PwC has been our independent registered public accounting firm since 2007. The firm is considered a leader in providing audit services to the high-technology industry. The board believes that PwC is well-qualified to serve as our independent registered public accounting firm given its experience, global presence with offices or affiliates in or near most locations where we do business, and quality audit work in serving us. PwC rotates its audit partners assigned to audit us at least once every five years in accordance with SEC rules, and the Audit Committee oversees the selection of PwC’s lead engagement partner. In addition, the Audit Committee has placed restrictions on our ability to hire any employees or former employees of PwC or its affiliates.

Representatives of PwC will be at the annual meeting to answer questions, and they may also make any statement they wish at the meeting.

The Board of Directors recommends that you vote FOR this proposal.

Approval of this proposal requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. If the stockholders do not approve this proposal, the Audit Committee and the Board of Directors will reconsider the appointment but may decide to maintain its appointment of PwC. Proxies solicited by the board will be voted FOR this proposal, unless you specify otherwise in your proxy. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote.

68	2019 PROXY STATEMENT

BOARD AUDIT COMMITTEE REPORT

The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. A more detailed discussion of the factors considered by the Audit Committee in appointing PwC as Teradata’s independent auditor is found on page 68 of this proxy statement.

In the course of fulfilling its oversight responsibilities for the Company, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements for fiscal year 2018, as well as quarterly earnings releases and quarterly reports on Form 10-Q, and, together with the Board of Directors, has reviewed and discussed the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2018 and this proxy statement. In addition, as part of their oversight responsibility, the Audit Committee members have reviewed and discussed with management the adequacy and effectiveness of the Company’s internal control over financial reporting. PwC has also discussed with the Audit Committee significant matters regarding internal control over financial reporting that have come to its attention during the course of its audit of the consolidated financial statements. The Audit Committee also discussed with the Company’s management the process used for certifications by the Company’s Chief Executive and Chief Financial Officers for the Company’s quarterly and year-end filings with the SEC, as well as the clarity and completeness of the Company’s financial disclosures. Further, the Audit Committee discussed with PwC the matters required to be discussed under the Public Company Accounting Oversight Board (PCAOB), Auditing Standard No. 1301 (Communications with Audit Committees). These matters include: (i) the overall scope and plans for PwC’s independent audit as well as approval of the terms of PwC’s engagement letter; (ii) review of Teradata’s internal audit plan; (iii) review of PwC’s audit strategy and approach, including accounting policies, practices and estimates; and (iv) PwC’s evaluation of our financial reporting and other key findings related to the audit. The Audit Committee also has received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence from management and the Company. Pages 17 to 18 of this proxy statement contain a detailed listing of the Audit Committee’s areas of responsibility.

The Audit Committee met in executive session periodically in 2018 with PwC, the Company’s Chief Financial Officer, Vice President of Enterprise Risk and Assurance Services, and Chief Ethics & Compliance and Privacy Officer, each of whom has unrestricted access to the committee.

Based on the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

Dated: February 25, 2019

The Audit Committee:

David E. Kepler, Chair

Timothy C.K. Chou, Member

Cary T. Fu, Member

Joanne B. Olsen, Member

69

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents the fees accrued or billed for professional audit services rendered by our independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for the audit of our consolidated financial statements for fiscal years 2018 and 2017, as well as the worldwide fees accrued or billed for other services rendered by PwC in 2018 and 2017.

NAME	2018 ($)		2017 ($)

Audit Fees	2,475,340	(1)	2,543,292	(2)

Audit-Related Fees	210,000	(3)	450,000	(3)

Tax Fees	0		75,000	(4)

All Other Fees	4,000	(5)	4,500	(5)

Total Fees	2,689,340		3,072,792

(1)

Includes fees related to the annual audit and quarterly review of our consolidated financial statements, the audit of internal control over financial reporting, attestation services and review services associated with our filings with the SEC, and consultations with management as to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by regulatory and standard setting bodies (“consultation services”). Also includes $150,340 for the 2017 statutory audits of the financial statements of select foreign subsidiaries.

(2)

Includes fees related to the annual audit and quarterly review of our consolidated financial statements, the audit of internal control over financial reporting, attestation services and review services associated with our filings with the SEC, and consultations with management as to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by regulatory and standard setting bodies (“consultation services”). Also includes $153,292 for the 2016 statutory audits of the financial statements of select foreign subsidiaries.

(3)	Includes fees related to the Company’s adoption of the new revenue recognition accounting standard as of January 1, 2018, and the new leases accounting standard as of January 1, 2019.

(4)	Includes tax fees for consulting work related to the U.S. Tax Cuts and Job Act of 2017.

(5)	Includes license fees for PwC software products used to assist in conducting accounting research and other service tools.

The Audit Committee has adopted policies and procedures regarding its pre-approval of the audit, audit-related, tax and all other non-audit services to be provided by our independent registered public accounting firm or its affiliates to us or our consolidated subsidiaries (the “Pre-Approval Policy”). This policy is designed to assure that the provision of such services does not impair the independence of our independent registered public accounting firm. Under the Pre-Approval Policy, at the beginning of each fiscal year, the Audit Committee will review the services proposed by management and our independent registered public accounting firm to be provided during that year. The Audit Committee will then provide its pre-approval based on the limitations set forth in the Pre-Approval Policy. These limitations include the following:

•

In no case should we or any of our consolidated subsidiaries retain our independent registered public accounting firm or its affiliates to provide management consulting services or any non-audit services that are not permitted under applicable laws and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002 and the SEC’s related rules and regulations.

•

Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any other non-audit services and tax consulting services will require specific pre-approvals by the Audit Committee and a determination that such services would not impair the independence of our independent registered public accounting firm. Specific pre-approvals by the Audit Committee will also be required for any material changes or additions to the pre-approved services.

•	The Audit Committee recommends that the ratio of total tax and all other non-audit services to total audit and audit-related services procured by us in a fiscal year be less than one-to-one.

•

The Audit Committee will not permit the exclusive retention of our independent registered public accounting firm in connection with a transaction initially recommended by the independent registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which is not supported in applicable tax law.

•

Pre-approval fee levels for all services to be provided by the independent registered public accounting firm will be established annually by the Audit Committee, and updated on a quarterly basis by the Audit Committee at its regularly scheduled meetings. Any proposed services significantly exceeding these levels will require separate pre-approval by the Audit Committee.

70	2019 PROXY STATEMENT

Fees Paid to Independent Registered Public Accounting Firm

•

Our Chief Accounting Officer will report to the Audit Committee on a quarterly basis regarding the status of all pre-approved audit, audit-related, tax and all other non-audit services provided by our independent registered public accounting firm or its affiliates to us or our consolidated subsidiaries.

•

Back-up documentation will be provided as appropriate to the Audit Committee by management and/or the independent registered public accounting firm when requesting pre-approval of services by our independent registered public accounting firm. At the request of the Audit Committee, additional detailed documentation regarding the specific services will be provided.

•

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by our Chief Financial Officer, with the support of the independent registered public accounting firm, and must include a joint statement as to whether, in the view of management and the independent registered public accounting firm, the request or application is consistent with the SEC’s rules on auditor independence.

Under the Pre-Approval Policy, the Audit Committee has delegated to its Chair limited authority to grant pre-approvals for audit, audit-related, tax and other non-audit services in the event that immediate approval of a service is needed. The Chair shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting for its review and approval. The Audit Committee has not delegated to management its responsibilities to pre-approve services performed by the independent registered public accounting firm.

The audit, tax and all other non-audit services provided by PwC to us, and the fees charged for such services, will be actively monitored by the Audit Committee as set forth in the Pre-Approval Policy on a quarterly basis to maintain the appropriate level of objectivity and independence in the firm’s audit work for us. Part of the Audit Committee’s ongoing monitoring includes a review of any de minimis exceptions as provided in the applicable SEC rules for non-audit services that were not pre-approved by the Audit Committee. All services provided by PwC in the fiscal years 2018 and were pre-approved by the Audit Committee.

71

OTHER MATTERS

The Board of Directors does not know of any matters that will be brought before the 2019 annual meeting other than those listed in the notice of meeting. If any other matters are properly introduced at the meeting for consideration, including consideration of a motion to adjourn the meeting to another time or place, the individuals named on the proxy card will have authority to vote on such matters in their discretion.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., banks and brokers) to satisfy the delivery requirements for annual reports, proxy statements, and Notice of Internet Availability of Proxy Materials (“Notice”) with respect to two or more stockholders sharing the same address by delivering one annual report, proxy statement and Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Teradata’s stockholders will be “householding” our proxy materials. A single annual report, proxy statement and/or Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have multiple Teradata common stock record accounts and/or share an address with a family member who is a Teradata stockholder and want to receive more than one copy of the annual report, proxy statement or Notice, you may contact our mailing agent, Broadridge Financial Solutions, at Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 (phone: 1-800-542-1061). Broadridge will remove you from the householding program within 30 days after receipt of this request and will mail you a separate copy of the annual report, proxy statement, and Notice. Stockholders who hold their stock through a bank or broker and currently receive multiple copies of the annual report, proxy statement or Notice at their address and would like to request “householding” of their communications should contact their bank or broker.

72	2019 PROXY STATEMENT

ADDITIONAL INFORMATION

Cost of Proxy Solicitation

We will pay the expenses of soliciting proxies in connection with the annual meeting. Proxies may be solicited on our behalf through the mail, in person, by telephone, electronic transmission, or facsimile transmission. We have hired Okapi Partners LLC to assist in the solicitation of proxies and related services, at an estimated cost of $18,000 plus reimbursement of reasonable out-of-pocket expenses. In accordance with SEC and NYSE rules, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses of sending proxies and proxy materials as intermediaries to the beneficial owners of our common stock.

Procedures for Stockholder Proposals and Nominations

Under our bylaws, nominations for directors at an annual meeting may be made only by (i) the Board of Directors or a committee of the board, or (ii) a stockholder entitled to vote who has delivered notice to us within 90 to 120 days before the first anniversary of the date of the preceding year’s annual meeting and complied with the additional requirements set forth in our bylaws.

Proxy Access

Our bylaws permit stockholders to nominate director candidates through proxy access for inclusion in our proxy statement.

In general, a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding stock continuously for at least three years, may nominate and include in the Company’s proxy materials director nominees constituting up to 20% of the Board, provided that such stockholder(s) and nominee(s) satisfy the requirements set forth in our bylaws, which generally include the following three conditions.

1	2	3
a single stockholder, or qualified group of up to 20 stockholders 3% for 3 years owning three percent outstanding stock for at least three consecutive years	the individual or qualified group may submit up to 20% of the directors then in office (after giving effect to reduction in board size before the meeting) but in no case less than one nominee	stockholders and nominees who satisfy the requirements specified by our bylaws are included in the proxy statement

To be timely for our 2020 annual meeting of stockholders, the proposal must be received by our Corporate Secretary at the Company’s address provided on page 20 of this proxy statement no sooner than October 19, 2019 and no later than the close of business on November 18, 2019. For additional information regarding the Company’s proxy access provisions, please refer to the bylaws.

Advance Notice Procedure

Our bylaws also provide that business may not be brought before an annual meeting unless it is (i) specified in our proxy materials (i.e., proposals brought by the Board of Directors and stockholder proposals that we are required to include in our proxy statement under SEC Rule 14a-8), (ii) brought before the meeting by or at the direction of the board, or (iii) brought by a stockholder entitled to vote who has delivered notice to us (containing certain information specified in the bylaws) within 90 to 120 days before the first anniversary of the date of the preceding year’s annual meeting and complied with the additional requirements set forth in our bylaws. In order to include a proposal in our notice of meeting and proxy materials pursuant to SEC Rule 14a-8, you must comply with the requirements of that rule.

73

Additional Information

A copy of the full text of our bylaws may be obtained upon written request to the Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127. A copy of our bylaws, which were last amended by the Board of Directors on July 26, 2016, is also available on our corporate governance website at http://www.teradata.com/articles-and-bylaws.

Stockholder Proposals for 2020 Annual Meeting

To include a stockholder proposal in our 2020 notice of meeting and proxy materials pursuant to SEC Rule 14a-8, a stockholder must satisfy all applicable requirements of that rule, and the proposal must be received by our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127, no later than November 13, 2019. To present any other proposal at the 2020 annual meeting of stockholders, or to nominate a candidate for director election at the 2020 annual meeting, a stockholder must submit an advance written notice of such proposal and/or nomination (as applicable) to us that complies with certain requirements set forth in our bylaws. Such advance written notice must be received by our Corporate Secretary at the address provided above no sooner than the close of business on January 1, 2020, and no later than the close of business on January 31, 2020.

74	2019 PROXY STATEMENT

OTHER GENERAL INFORMATION

Who may vote at the meeting?

Only stockholders of record may vote at the meeting. A stockholder of record is a stockholder as of the close of business on March 1, 2019, the record date for the meeting. On the record date, there were 117,635,473 shares of common stock outstanding,

How many votes do I have?

For each share of common stock you own, you are entitled to cast one vote on each director candidate submitted for election and to cast one vote on each other matter properly brought before the meeting,

When will I receive my proxy materials?

Proxy materials for the 2019 annual meeting of stockholders are being made available in printed form on or about March 18, 2019. They will be available online on or about March 21, 2019.

How do I access my proxy materials?

Notice and Access. Proxy materials (including our 2018 annual report, notice of the 2019 annual meeting of stockholders and proxy statement, and proxy card) are being made available via the Internet pursuant to the “notice and access” rules of the SEC. A Notice of Internet Availability of Proxy Materials (“Notice”) is being mailed to most of our record and beneficial stockholders. The Notice includes instructions on how to access the proxy materials on the Internet or request printed copies of these materials. To receive future proxy materials by mail or email, follow the instructions included with the Notice. If you previously elected to receive materials via mail or email delivery, you will not receive the Notice, but you will receive your materials via the delivery method you requested.

Electronic Delivery. At their request, many stockholders are receiving an email providing them with links to receive the Notice and Internet access to the proxy materials rather than receiving a printed copy of the Notice or printed proxy materials.

Paper Copies. If you have previously requested paper copies of your proxy materials, or are otherwise required to receive paper copies, you will receive the 2019 proxy materials, including notice of the meeting, in printed form unless you consent to receive these documents electronically in the future.

How do I receive my proxy materials electronically?

If you are a stockholder of record (i.e., you directly own your common stock through an account with our transfer agent, Computershare Investor Services), you can choose to access your Teradata proxy materials electronically and save the cost of producing and mailing a Notice and other documents by following the instructions provided at https://www.investordelivery.com or by following the prompt if you choose to authorize your proxy over the Internet. You must provide your sixteen-digit control number listed on your Notice or proxy card to make this election.

Your election to receive proxy materials by electronic access will remain in effect until you revoke your consent at https://www.proxyvote.com, or your consent is deemed to be revoked under applicable law. You must provide your sixteen-digit control number to revoke your consent.

If you are a beneficial owner (i.e., you indirectly hold your common stock through a nominee such as a bank or broker), please review the information provided by your nominee for instructions on how to elect to view future proxy statements and annual reports over the Internet.

Please keep in mind that choosing electronic delivery saves the Company and its stockholders money and preserves natural resources

75

Other General Information

How do I obtain a separate set of proxy materials?

To save costs, only one set of proxy materials is being printed and mailed to stockholders who have requested printed copies and share an address, unless otherwise requested or required under applicable law. If you have multiple Teradata common stock record accounts and/or share an address with a family member who is a Teradata stockholder and want to receive more than one copy of the Notice and/or proxy materials, you may contact our mailing agent, Broadridge Financial Solutions, at Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 (phone: 1-800-542-1061). Broadridge will mail you a separate copy of the proxy materials and will remove you from the householding program within thirty days after receipt of this request.

How can I vote my shares of Teradata stock?

Your vote is important. Your shares can be voted at the annual meeting only if you are a record stockholder and present in person or represented by proxy. Even if you plan to attend the meeting, we urge you to authorize your proxy in advance. You may vote your shares by authorizing a proxy over the Internet or by telephone. In addition, if you received paper copies of the proxy materials by mail, you can also submit a proxy by mail by following the instructions on the proxy card. Voting your shares by authorizing a proxy over the Internet, by telephone or by written proxy card will ensure your representation at the annual meeting regardless of whether you attend in person.

If you are a stockholder of record, please authorize your proxy electronically by going to the https://www.proxyvote.com website or by calling the toll-free number (for residents of the United States and Canada) listed on your Notice and proxy card. Please have your Notice or proxy card in hand when going online or calling. If you authorize your proxy via the Internet, you do not need to return your proxy card. If you choose to authorize your proxy by mail, simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.

If you hold your shares beneficially through a nominee (such as a bank or broker), you may be able to authorize your proxy by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

How do I revoke my proxy for the annual meeting?

You may revoke your proxy at any time before it is voted at the meeting by:

•   properly executing and delivering a later-dated proxy (including a telephone or Internet proxy authorization);

•   voting by ballot at the meeting; or

•   sending a written notice of revocation to the inspectors of election in care of our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127.

What if I want to vote in person at the meeting?

The method by which you vote and authorize your proxy will in no way limit your voting rights if you later decide to vote in person at the meeting. If you beneficially own your shares through a nominee (such as a bank or broker), you must obtain a proxy executed in your favor from your nominee to be able to vote at the meeting

What are the requirements for ensuring that my shares are voted by proxy at the meeting?

Your shares will be voted at the meeting as directed by the instructions on your proxy card, voting instructions or electronic proxy if (1) you are entitled to vote, (2) your proxy was properly executed or properly exercised electronically, (3) we received your proxy prior to the voting deadlines for the annual meeting (April 29, 2019 at 11:59 p.m. for record stockholders who do not vote at the meeting, such time as directed by the nominee for beneficial owners, and April 25, 2019 for participants in our 401(k) savings plan), and (4) you did not revoke your proxy prior to or at the meeting.

How do I vote the shares I hold in the Teradata 401(k) savings plan?

If you are a participant in the Teradata 401(k) savings plan, your proxy includes the number of Teradata common stock units (share interests) allocated to your plan account. You may instruct the trustee how to vote the number of share interests allocated to your plan account. The trustee will vote the share interests allocated to your plan account in accordance with your instructions. If you do not vote your share interests in the Teradata 401(k) savings plan, the trustee will vote the unallocated share interests, as well as any allocated share interests held by the plan, in the same proportion as the share interests for which it received timely voting instructions.

76	2019 PROXY STATEMENT

Other General Information

What is considered a quorum to conduct the annual meeting?

To have a quorum necessary to conduct business at the meeting, it is necessary to have shares that represent (in person or by proxy) the holders of a majority of our shares of common stock outstanding on the record date, which is the close of business on March 1, 2019. Shares of common stock represented in person or by proxy (including shares that abstain with respect to a particular proposal to be voted upon and “broker non-votes”) will be counted as present for the purpose of determining whether a quorum exists at the meeting for that proposal. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

How many votes are required to approve each item?

With respect to Proposal 1 (the election of directors), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on the election of directors is required to elect each director.

With respect to Proposal 2 (the advisory “say-on-pay” vote on executive compensation), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such question is required to adopt this advisory resolution in accordance with Teradata’s bylaws. However, the results of this vote are not binding on the board, whether or not any resolution is passed under this voting standard.

With respect to Proposal 3 (the approval of the amended and restated Teradata 2012 Stock Incentive Plan), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such item of business is required to approve the plan.

With respect to Proposal 4 (the ratification of the appointment of the Company’s independent auditors), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such item of business is required to ratify the appointment.

Abstentions effectively count as votes “against” the adoption of a proposal and the election of a director. Moreover, if you do not instruct your nominee (such as your bank or broker) how to vote your shares with respect to the election of directors, the advisory vote on executive compensation, and the approval of the amended and restated Teradata 2012 Stock Incentive Plan, the nominee may not vote on these proposals. However, broker “non-votes” will have no effect on the outcome of the vote for any proposal or the election of any director. Broker “non-votes” occur when a nominee returns a properly executed proxy but does not vote on a particular item because the nominee has not received voting instructions from the beneficial owner and, therefore, does not have the authority to vote on a proposal.

How does the Board recommend that I vote my shares?

The Teradata Board of Directors recommends that you vote:

•   FOR the election of each of the four Class III director nominees, Ms. Olsen and Messrs. Fu, Gianoni and Lund (see page 4);

•   FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement (see page 59);

•   FOR the approval of the amended and restated Teradata 2012 Stock Incentive Plan (see page 60); and

•   FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2019 (see page 70).

If you submit your proxy without specific voting instructions, your shares represented by that proxy will be voted as recommended by our board. As discussed above, if you hold your shares beneficially through a nominee (such as a bank or a broker) and fail to provide specific voting instructions to that nominee, your shares will not be voted in the election of directors, the advisory “say-on-pay” vote on executive compensation, or the approval of the amended and restated Teradata 2012 Stock Incentive Plan.

77

Other General Information

What do I need to do if I want to attend the annual meeting?

If you plan to attend the meeting in person, please send an email to us at investor.relations@teradata.com to request a meeting reservation request form. You may attend the meeting if you are a stockholder of record, hold a proxy for a stockholder of record, or are a beneficial owner of our common stock with evidence of ownership. If you are a beneficial owner (i.e., you hold your common stock through a nominee such as a bank or broker), please include evidence of your ownership of common stock with the form (such as an account statement showing you own Teradata common stock as of the record date). If you do not have a reservation for the meeting, you may still attend if we can verify your stock ownership at the meeting.

We will include the results of the votes taken at the meeting, in a Form 8-K filed with the SEC within four business days after the date of the annual meeting or any adjournment or postponement thereof. You may also find information on how to obtain a transcript of the meeting by writing to our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127.

The above notice and proxy statement are sent by order of the Board of Directors.

Margaret A. Treese

Chief Corporate Governance Counsel and Secretary

Dated: March 12, 2019

78	2019 PROXY STATEMENT

APPENDIX A

TERADATA 2012 STOCK INCENTIVE PLAN

(AMENDED AND RESTATED AS OF MARCH 1, 2019)

1.    Establishment, Purpose, Duration.

(a) Establishment.  Teradata Corporation (the “Company”) established the Teradata 2012 Stock Incentive Plan (the “Plan”), effective as of January 31, 2012 (the “Effective Date”). Definitions of capitalized terms used in the Plan are contained in Section 2 of the Plan. The Plan, as previously amended and restated effective as of as of February 22, 2016, is hereby amended and restated, as set forth herein, as of March 1, 2019 (the “2019 Restatement Date”), subject to the approval by the stockholders of the Company to the extent required by Applicable Laws.

(b) Purpose.  The purpose of the Plan is to attract and retain Directors, officers, key employees and Consultants of the Company and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

c) Duration.  No Award may be granted under the Plan after the day immediately preceding the fifth (5th) anniversary of the 2019 Restatement Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

(d) Prior Plan.  The Teradata Corporation 2007 Stock Incentive Plan, as amended and restated (the “Prior Plan”) terminated in its entirety effective on April 20, 2012, which was the date that stockholders initially approved this Plan (the “Approval Date”); provided that all outstanding awards under the Prior Plan as of the Approval Date shall remain outstanding and are administered and settled in accordance with the provisions of the Prior Plan.

2.    Definitions.

As used in the Plan, the following definitions shall apply.

“Applicable Laws” means the applicable requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

“Approval Date” has the meaning given such term in Section 1(d).

“Award” means a Nonqualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Other Share-Based Award granted pursuant to the terms and conditions of the Plan.

“Award Agreement” means either: (a) an agreement, either in written or electronic format, entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award; or (b) a statement, either in written or electronic format, issued by the Company to a Participant describing the terms and provisions of such Award, which need not be signed by the Participant.

“Board” means the Board of Directors of the Company.

“Cause” as a reason for a Participant’s termination of employment or service shall have the meaning assigned such term in the employment, consulting or similar agreement, if any, between the Participant and the Company or Subsidiary. If the Participant is not a party to an employment, consulting or similar agreement with the Company or a Subsidiary in which such term is defined, then unless otherwise defined in the applicable Award Agreement, “Cause” shall mean (a) conviction of the Participant for committing a felony under federal law or the law of the state in which such action occurred, (b) dishonesty in the course of fulfilling the Participant’s duties to the Company or a Subsidiary, (c) failure on the part of the Participant to perform substantially such Participant’s duties to the Company or a Subsidiary in any material respect, (d) a material violation of the Company’s ethics and compliance program, or (e) before a Change in Control, such other events as shall be determined by the Committee and set forth in a Participant’s Award Agreement. Notwithstanding any other provision of the Plan to the contrary, following a Change in Control, any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.

A-1

Appendix A

“Change in Control” means, unless otherwise provided in the applicable Award Agreement, the occurrence of any of the following events:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph (a), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (c) of below; or

(b) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, fifty percent (50%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or

(d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

“CIC Severance Plan” means the Teradata Change in Control Severance Plan, as the same may be amended from time to time, or any successor plan thereto.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation and Human Resource Committee of the Board or such other committee or subcommittee of the Board as may be duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. To the extent required by Applicable Laws, the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act, an “outside director” within the meaning of regulations promulgated under Section 162(m) of the Code, and an “independent director” within the meaning of applicable rules of any securities exchange upon which Shares are listed.

“Company” has the meaning given such term in Section 1(a) and any successor thereto.

“Consultant” means an independent contractor that (a) performs services for the Company or a Subsidiary in a capacity other than as an Employee or Director and (b) qualifies as a consultant under the applicable rules of the SEC for registration of shares on a Form S-8 Registration Statement.

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“Date of Grant” means the date as of which an Award is determined to be effective and designated in a resolution by the Committee and is granted pursuant to the Plan. The Date of Grant shall not be earlier than the date of the resolution and action therein by the Committee. In no event shall the Date of Grant be earlier than the Effective Date.

“Director” means any individual who is a member of the Board who is not an Employee.

“Effective Date” has the meaning given such term in Section 1(a).

“Employee” means any employee of the Company or a Subsidiary; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term “Employee” has the meaning given to such term in Section 3401(c) of the Code, as interpreted by the regulations thereunder and Applicable Law.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

“Fair Market Value” means the value of one Share on any relevant date, determined under the following rules: (a) the closing sale price per Share on that date as reported on the principal exchange on which Shares are then trading, if any, or if applicable the New York Stock Exchange, or if there are no sales on that date, on the next preceding trading day during which a sale occurred; (b) if the Shares are not reported on a principal exchange or national market system, the average of the closing bid and asked prices last quoted on that date by an established quotation service for over-the-counter securities; or (c) if neither (a) nor (b) applies, (i) with respect to Stock Options, Stock Appreciation Rights and any Award of stock rights that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code, and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

“Full Value Award” means an Award that is settled by the issuance of Shares, other than a Stock Option or a Stock Appreciation Right.

“Good Reason” means, if the Participant is a participant in the CIC Severance Plan or is subject to a Severance Policy that defines “Good Reason”, “Good Reason” as defined in the CIC Severance Plan or the Severance Policy, as applicable, or, if the Participant is not a participant in the CIC Severance Plan or a Severance Policy that defines “Good Reason”, “Good Reason” as defined in any employment, consulting or other agreement with the Company or a Subsidiary to which the applicable Participant is a party. If “Good Reason” is not defined in accordance with the foregoing sentence, “Good Reason” shall have no application in this Plan.

“Incentive Stock Option” means a Stock Option that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

“Nonqualified Stock Option” means a Stock Option that is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

“Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted in accordance with the terms and conditions set forth in Section 10.

“Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

“Performance Objectives” means the performance objective or objectives established by the Committee pursuant to the Plan. Any Performance Objectives may relate to the performance of the Company or one or more of its Subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of the individual Participant, and may include, without limitation, the Performance Objectives set forth in Section 13(b). The Performance Objectives may be made relative to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Objectives as compared to various stock market indices. Performance Objectives may be stated as a combination of the listed factors. Any Performance Objectives that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), if applicable, or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

“Plan” has the meaning given such term in Section 1(a).

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“Prior Plan” has the meaning given such term in Section 1(d).

“Restricted Shares” means Shares granted or sold pursuant to Section 8 as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 8 has expired.

“Restricted Share Unit” means a grant or sale of the right to receive Shares or cash at the end of a specified restricted period made pursuant to Section 9.

“SEC” means the United States Securities and Exchange Commission.

“Severance Policy” means a severance policy maintained by the Company or a Subsidiary.

“Share” means a share of common stock of the Company, $0.01 par value per share, or any security into which such Share may be changed by reason of any transaction or event of the type referred to in Section 15.

“Stock Appreciation Right” means a right granted pursuant to Section 7.

“Stock Option” means a right to purchase a Share granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6. Stock Options may be either Incentive Stock Options or Nonqualified Stock Options.

“Subsidiary” means: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

“Substitute Awards” means Awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company or with which the Company directly or indirectly combines.

“Ten Percent Stockholder” means any Participant who owns more than 10% of the combined voting power of all classes of stock of the Company, within the meaning of Section 422 of the Code.

3.    Shares Available Under the Plan.

(a) Shares Available for Awards.  The maximum number of Shares that may be issued or delivered pursuant to Awards under the Plan shall be 27,500,000. Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing. The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 15.

(b) Share Usage.  In addition to the number of Shares provided for in Section 3(a), the following Shares shall be available for Awards under the Plan: (i) Shares covered by an Award that expires or is forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares and the release of the “substantial risk of forfeiture” under Section 83 of the Code, if applicable; (ii) Shares covered by an Award that is settled only in cash; and (iii) any Shares subject to outstanding awards under the Prior Plan as of the Approval Date that on or after the Approval Date are forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares and the release of the “substantial risk of forfeiture” under Section 83 of the Code, if applicable. In addition, Shares granted through Substitute Awards shall not count against the Share limit in Section 3(a) (except as may be required by reason of the rules and regulations of any stock exchange or other trading market on which the Shares are listed). This Section 3(b) shall apply to the number of Shares reserved and available for Incentive Stock Options only to the extent consistent with applicable Treasury regulations relating to Incentive Stock Options under the Code.

(c) Prohibition of Share Recycling.  Notwithstanding the foregoing, the following Shares issued or delivered under this Plan shall not again be available for grant as described above: (i) Shares tendered in payment of the exercise price of a Stock Option; (ii) Shares withheld by the Company or any Subsidiary to satisfy a tax withholding obligation; and (iii) Shares that are repurchased by the Company with Stock Option proceeds. Without limiting the foregoing, with respect to any Stock Appreciation Right that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.

(d) Per Participant Limits.  Subject to adjustment as provided in Section 15 of the Plan, the following limits shall apply with respect to Awards that are intended to qualify for the Performance-Based Exception: (i) the maximum aggregate number of Shares that may be subject to Stock Options or Stock Appreciation Rights granted in any calendar year to any one Participant shall be

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2,000,000 Shares; (ii) the maximum aggregate number of Restricted Shares and Shares issuable or deliverable under Restricted Share Units granted in any calendar year to any one Participant shall be 750,000 Shares; (iii) the maximum aggregate compensation that can be paid pursuant to Other Share-Based Awards granted in any calendar year to any one Participant shall be $5,000,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount; and (iv) the maximum dividend equivalents that may be paid in any calendar year to any one Participant shall be $500,000.

(e) Full Value Awards.  Subject to this Section 3, upon a grant of a Full Value Award, the number of Shares available for issuance under the Plan shall be reduced by 1.93 Shares for each Share subject to that Full Value Award, and any Shares underlying a Full Value Award that become available for future grant under the Plan pursuant to Section 3(b) shall be added back to the Plan in an amount equal to 1.93 Shares for each Share subject to that Full Value Award.

(f) Director Limits.  Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Director during any single calendar year (excluding Awards made at the election of the Director in lieu of all or a portion of annual and committee cash retainers) shall not exceed $500,000.

4.    Administration of the Plan.

(a) In General.  The Plan shall be administered by the Committee. Except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to: select Award recipients; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; grant waivers of terms, conditions, restrictions and limitations applicable to any Award, or accelerate the vesting or exercisability of any Award, in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate. To the extent permitted by Applicable Laws, the Committee may, in its discretion, delegate to one or more Directors or executive officers of the Company any of the Committee’s authority under the Plan. The acts of any such delegates shall be treated hereunder as acts of the Committee with respect to any matters so delegated.

(b) Determinations.  The Committee shall have no obligation to treat Participants or eligible Participants uniformly, and the Committee may make determinations under the Plan selectively among Participants who receive, or Employees, Directors or Consultants who are eligible to receive, Awards (whether or not such Participants or eligible Employees, Directors or Consultants are similarly situated). All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its stockholders, Directors, Employees, Consultants, Participants and their estates and beneficiaries.

(c) Authority of the Board.  The Board may reserve to itself any or all of the authority or responsibility of the Committee under the Plan or may act as the administrator of the Plan for any and all purposes. To the extent the Board has reserved any such authority or responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4(c)) shall include the Board. To the extent that any action of the Board under the Plan conflicts with any action taken by the Committee, the action of the Board shall control. Without limiting the foregoing, the Board specifically reserves the exclusive authority to approve and administer all Awards granted to Directors under the Plan.

5.    Eligibility and Participation.

Each Employee, Director and Consultant is eligible to participate in the Plan. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by Applicable Law and the amount of each Award.

6.    Stock Options.

Subject to the terms and conditions of the Plan, Stock Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

(a) Award Agreement.  Each Stock Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Option, the number of Shares covered by the Stock Option, the conditions upon which the Stock Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not

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inconsistent with the terms and conditions of the Plan. The Award Agreement also shall specify whether the Stock Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

(b) Exercise Price.  The exercise price per Share of a Stock Option shall be determined by the Committee at the time the Stock Option is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Option (other than a Substitute Award) be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

(c) Term.  The term of a Stock Option shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Option exceed ten (10) years from its Date of Grant.

(d) Exercisability.  Stock Options shall become vested and exercisable at such times and upon such terms and conditions as shall be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements.

(e) Exercise of Stock Options.  Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Option may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of a Stock Option may be paid: (i) in cash or its equivalent; (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; (iii) by a cashless exercise (including by withholding Shares deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by Applicable Laws); (iv) by a combination of the methods described in clauses (i), (ii) and/or (iii); or (v) through any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

(f) Special Rules Applicable to Incentive Stock Options.  Notwithstanding any other provision in the Plan to the contrary:

(i) Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries.  The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(ii) To the extent that the aggregate Fair Market Value of the Shares (determined as of the Date of Grant) with respect to which an Incentive Stock Option is exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) is greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code, then the Stock Option shall be treated as a Nonqualified Stock Option.

(iii) No Incentive Stock Option shall be granted to any Participant who, on the Date of Grant, is a Ten Percent Stockholder, unless (x) the exercise price per Share of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the Date of Grant, and (y) the term of such Incentive Stock Option shall not exceed five (5) years from the Date of Grant.

7.    Stock Appreciation Rights.

Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

(a) Award Agreement.  Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

(b) Exercise Price.  The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price per Share of any Stock Appreciation Right (other than a Substitute Award) be less than one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant.

(c) Term.  The term of a Stock Appreciation Right shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its Date of Grant.

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(d) Exercisability of Stock Appreciation Rights.  A Stock Appreciation Right shall become vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (i) performance goals based on one or more Performance Objectives, and (ii) time-based vesting requirements.

(e) Exercise of Stock Appreciation Rights.  Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Company which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

8.    Restricted Shares.

Subject to the terms and conditions of the Plan, Restricted Shares may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

(a) Award Agreement.  Each Restricted Shares Award shall be evidenced by an Award Agreement that shall specify the number of Restricted Shares, the restricted period(s) applicable to the Restricted Shares, the conditions upon which the restrictions on the Restricted Shares will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

(b) Terms, Conditions and Restrictions.  The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Shares as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share, restrictions based on the achievement of specific Performance Objectives, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Shares. Unless otherwise provided in the related Award Agreement or required by Applicable Law, the restrictions imposed on Restricted Shares shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

(c) Custody of Certificates.  To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Restricted Shares in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

(d) Rights Associated with Restricted Shares during Restricted Period.  During any restricted period applicable to Restricted Shares: (i) the Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated; (ii) unless otherwise provided in the related Award Agreement, the Participant shall be entitled to exercise full voting rights associated with such Restricted Shares; and (iii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Restricted Shares during the restricted period; provided, however, that that any dividends with respect to unvested Restricted Shares shall be accumulated or deemed reinvested in additional Restricted Shares until such Award is earned and vested, and shall be subject to the same terms and conditions as the original Award (including service-based vesting conditions and the achievement of any Performance Objectives).

9.    Restricted Share Units.

Subject to the terms and conditions of the Plan, Restricted Share Units may be granted or sold to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

(a) Award Agreement.  Each Restricted Share Unit Award shall be evidenced by an Award Agreement that shall specify the number of units, the restricted period(s) applicable to the Restricted Share Units, the conditions upon which the restrictions on the Restricted Share Units will lapse, the time and method of payment of the Restricted Share Units, and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

(b) Terms, Conditions and Restrictions.  The Committee shall impose such other terms, conditions and/or restrictions on any Restricted Share Units as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Restricted Share Unit, restrictions based on the achievement of specific Performance Objectives or time-based restrictions or holding requirements.

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(c) Form of Settlement.  Restricted Share Units may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

10.    Other Share-Based Awards.

Subject to the terms and conditions of the Plan, Other Share-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Share-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares, and shall be in such form as the Committee shall determine, including without limitation, unrestricted Shares or time-based or performance-based units that are settled in Shares and/or cash.

(a) Award Agreement.  Each Other Share-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Share-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

(b) Form of Settlement.  An Other Share-Based Award may be settled in whole Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

11.    Dividend Equivalents.

Awards may provide the Participant with dividend equivalents, on a contingent basis and either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related Award Agreement; provided, however, that that any dividend equivalents s with respect to an unvested Award shall be accumulated or deemed reinvested until such Award is earned and vested, and shall be subject to the same terms and conditions as the original Award (including service-based vesting conditions and the achievement of any Performance Objectives). Notwithstanding the foregoing, no dividend equivalents shall be granted with respect to Shares underlying a Stock Option or Stock Appreciation Right.

12.    Compliance with Section 409A.

Awards shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code. To the extent that the Committee determines that any Award is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with specific reference to this Section 12): (a) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant; and (b) if an Award is subject to Section 409A of the Code, and if the Participant holding the award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), then, to the extent required to avoid the imposition of an additional tax under Section 409A of the Code upon a Participant, no distribution or payment of any amount shall be made before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code) or, if earlier, the date of the Participant’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

13.    Compliance with Section 162(m).

(a) In General.  As determined by the Committee in its sole discretion, the grant, vesting, exercisability and/or settlement of any Restricted Shares, Restricted Share Units and Other Share-Based Awards intended to qualify for the Performance-Based Exception have been conditioned on the attainment of one or more Performance Objectives during a performance period established by the Committee and must satisfy the requirements of this Section 13.

(b) Performance Objectives.  If an Award is intended to qualify for the Performance-Based Exception, then the Performance Objectives shall be based on specified levels of or growth in one or more of the following criteria, and the Performance Objectives with respect to other Awards shall be based on such criteria as determined by the Committee in its discretion, which may include (but shall not be limited to) the following criteria: revenues; revenue growth; product revenue growth; earnings (including earnings

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before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); earnings per share; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); cash flow (before or after dividends); cash flow per share (before or after dividends); gross margin; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or operating assets; economic value added (or an equivalent metric); stock price appreciation; total stockholder return (measured in terms of stock price appreciation and dividend growth); cost control; gross profit; operating profit; cash generation; unit volume; stock price; market share; new account wins; capital structure; sales; asset quality; product and services quality or delivery goals; cost saving levels; marketing-spending efficiency; core non-interest income; debt reductions; stockholder equity; regulatory achievements; implementation, completion or attainment of measurable objectives with respect to strategy, research, development, products or projects; business transformation objectives; recruiting and maintaining personnel; or change in working capital.

(c) Adjustments.  The Committee may provide in any Award Agreement that any evaluation of attainment of a Performance Objective may include or exclude any of the following events that occurs during the relevant period: (i) asset write downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual or infrequently occurring items as described in Financial Accounting Standards Board Accounting Standards Update No. 2015-01 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year; (vi) acquisitions or divestitures; (vii) foreign exchange gains and losses; and (viii) other events identified by the Committee. Such inclusions or exclusions shall be prescribed in an objectively determinable form that meets the requirements of Section 162(m) of the Code for deductibility.

(d) Establishment of Performance Goals.  With respect to Awards intended to qualify for the Performance-Based Exception, the Committee shall establish: (i) the applicable Performance Objectives and performance period, and (ii) the formula for computing the payout. Such terms and conditions shall be established in writing while the outcome of the applicable performance period is substantially uncertain, but in no event later than the earlier of: (x) ninety days after the beginning of the applicable performance period; or (y) the expiration of twenty-five percent (25%) of the applicable performance period.

(e) Certification of Performance.  With respect to any Award intended to qualify for the Performance-Based Exception, the Committee shall certify in writing whether the applicable Performance Objectives and other material terms imposed on such Award have been satisfied, and, if they have, ascertain the amount of the payout or vesting of the Award. Notwithstanding any other provision of the Plan, payment or vesting of any such Award shall not be made until the Committee certifies in writing that the applicable Performance Objectives and any other material terms of such Award were in fact satisfied in a manner conforming to applicable regulations under Section 162(m) of the Code.

(f) Negative Discretion.  With respect to any Award intended to qualify for the Performance-Based Exception, after the date that the Performance Objectives are required to be established in writing pursuant to Section 13(d), the Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated Performance Objectives. However, the Committee may, in its sole discretion, reduce the amount of compensation that is payable upon achievement of the designated Performance Objectives.

14.    Transferability.

Except as otherwise determined by the Committee, no Award or dividend equivalents paid with respect to any Award shall be transferable by the Participant except by will or the laws of descent and distribution; provided, that if so determined by the Committee, each Participant may, in a manner established by the Board or the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant and to receive Shares or other property issued or delivered under such Award. Except as otherwise determined by the Committee, Stock Options and Stock Appreciation Rights will be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity to do so, by the Participant’s guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

15.    Adjustments.

In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation), such as a stock dividend, stock split, reverse stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the numbers of Shares specified in Section 3 of the Plan and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, and the exercise price or other price of Shares subject to outstanding Awards, in each case to prevent dilution or enlargement of the rights of Participants. In the event of any other change in corporate capitalization, or in

A-9

Appendix A

the event of a merger, consolidation, liquidation, or similar transaction, the Committee may, in its sole discretion, cause there to be an equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced. Notwithstanding the foregoing, the Committee shall not make any adjustment pursuant to this Section 15 that would (a) cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A of the Code or (b) cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on all Participants and any other persons claiming under or through any Participant.

16.    Fractional Shares.

The Company shall not be required to issue or deliver any fractional Shares pursuant to the Plan and, unless otherwise provided by the Committee, fractional shares shall be settled in cash.

17.    Withholding Taxes.

To the extent required by Applicable Law, a Participant shall be required to satisfy, in a manner satisfactory to the Company or Subsidiary, as applicable, any withholding tax obligations that arise by reason of a Stock Option or Stock Appreciation Right exercise, the vesting of or settlement of Shares under an Award, an election pursuant to Section 83(b) of the Code or otherwise with respect to an Award. The Company and its Subsidiaries shall not be required to issue or deliver Shares, make any payment or to recognize the transfer or disposition of Shares until such obligations are satisfied. The Committee may permit or require these obligations to be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued or delivered to a Participant upon exercise of a Stock Option or Stock Appreciation Right or upon the vesting or settlement of an Award, or by tendering Shares previously acquired, in each case having a Fair Market Value equal to the minimum amount required by Applicable Law to be withheld or paid (or such other amount that will not result in adverse accounting consequences for the Company or a Subsidiary). Any such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee.

18.    Foreign Employees.

Without amending the Plan, the Committee may grant Awards to Participants who are foreign nationals, or who are subject to Applicable Laws of one or more non-United States jurisdictions, on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, and the like as may be necessary or advisable to comply with provisions of Applicable Laws of other countries in which the Company or its Subsidiaries operate or have employees.

19.    Termination for Cause; Forfeiture of Awards.

(a) Termination for Cause.  If a Participant’s employment or service is terminated by the Company or a Subsidiary for Cause, as determined by the Committee in its sole discretion, then, promptly upon receiving notice of the Committee’s determination, the Participant shall: (i) forfeit all Awards to the extent then held by the Participant; and (ii) to the extent demanded by the Committee in its sole discretion, (A) return to the Company or the Subsidiary all Shares that the Participant has not disposed of that had been acquired, pursuant to Awards within 2 years prior to the Participant’s date of termination in exchange for payment by the Company or the Subsidiary of any amount actually paid therefor by the Participant; and (B) with respect to any Shares acquired pursuant to an Award within 2 years prior to the Participant’s date of termination that were disposed of, pay to the Company or the Subsidiary, in cash, the excess, if any, of: (x) the Fair Market Value of the Shares on the date acquired, over (y) any amount actually paid by the Participant for the Shares.

(b) Compensation Recovery Policy.  Any Award granted to a Participant or amounts paid thereunder shall be subject to forfeiture or repayment pursuant to the terms of any applicable compensation recovery policy adopted by the Company, including any such policy that may be adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act or any rules or regulations issued by the Securities and Exchange Commission rule or applicable securities exchange.

(c) Set-Off and Other Remedies.  To the extent that amounts are not immediately returned or paid to the Company as provided in this Section 19, the Company may, to the extent permitted by Applicable Laws, seek other remedies, including a set off of the

A-10	2019 PROXY STATEMENT

Appendix A

amounts so payable to it against any amounts that may be owing from time to time by the Company or a Subsidiary to the Participant for any reason, including, without limitation, wages, or vacation pay or other benefits; provided, however, that, except to the extent permitted by Treasury Regulation Section 1.409A-3(j)(4), such offset shall not apply to amounts that are “deferred compensation” within the meaning of Section 409A of the Code.

20.    Change in Control.

(a) Committee Discretion Regarding Assumption of Awards.  The Committee may, in its sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of a Change in Control, determine whether and to what extent outstanding Awards under the Plan shall be assumed, converted or replaced by the resulting entity in connection with the Change in Control (or, if the Company is the resulting entity, whether such Awards shall be continued by the Company), in each case subject to equitable adjustments in accordance with Section 15 of the Plan.

(b) Treatment of Awards that are Assumed.  To the extent outstanding Awards granted under the Plan are assumed, converted or replaced by the resulting entity in the event of a Change in Control (or, if the Company is the resulting entity, to the extent such Awards are continued by the Company) as provided in Section 20(a) of the Plan, then, except as otherwise provided in the applicable Award Agreement or in another written agreement with the Participant, or in a Company severance plan applicable to the Participant:

(i) Any such outstanding Awards that are subject to Performance Objectives shall be converted to service-based Awards by the resulting entity (A) as if “target” performance had been achieved, if the Change in Control occurs before the end of the applicable performance period, or (B) based on actual performance for the completed performance period, as determined by the Committee, if the Change in Control occurs after the end of the applicable performance period; and in either case, such converted Awards shall continue to vest and become exercisable (as applicable) based on the Participant’s continued service during the remaining vesting period;

(ii) All other such outstanding Awards shall continue to vest and become exercisable (as applicable) based on the Participant’s continued service during the remaining vesting period, if any; and

(iii) Notwithstanding the foregoing, if the Participant’s employment or service is terminated during the twenty four (24) months following the Change in Control (A) by the Company without Cause, (B) on account of the Participant’s death or disability (as defined in the Teradata Long-Term Disability Plan or another long-term disability plan sponsored by the Company), or (C) by the Participant for “Good Reason”, if such Participant participates in the Teradata Change in Control Severance Plan, a Teradata Severance Policy or a similar arrangement that defines “Good Reason” in the context of a resignation following a Change in Control (or similar transaction), all such outstanding Awards shall become vested and exercisable (as applicable) in full, effective as of the date of such termination, and any such Awards that are Stock Options or Stock Appreciation Rights shall remain exercisable until the earlier of (x) the first anniversary of such termination of employment or service, and (y) the expiration of the term of such Stock Option or Stock Appreciation Right.

(c) Treatment of Awards that are not Assumed.  To the extent outstanding Awards granted under the Plan are not assumed, converted or replaced by the resulting entity in connection with a Change in Control (or, if the Company is the resulting entity, to the extent such Awards are not continued by the Company) in accordance with Section 20(a) of the Plan, then, except as otherwise provided in the applicable Award Agreement or in another written agreement with the Participant, or in a Company severance plan applicable to the Participant, then, effective immediately prior to the Change in Control:

(i) All service-based and performance-based vesting restrictions with respect to all such outstanding Awards shall lapse, with any applicable Performance Objectives deemed to be satisfied (A) as if “target” performance had been achieved, if the Change in Control occurs before the end of the applicable performance period, or (B) based on actual performance for the completed performance period, as determined by the Committee, if the Change in Control occurs after the end of the applicable performance period; and all such Awards shall become fully vested and exercisable (as applicable), effective as of the date of such Change in Control; and

(iii) Subject to Section 20(d), all such outstanding Awards that are Stock Options or Stock Appreciation Rights shall remain exercisable until the earlier of (A) the first anniversary of such termination of employment or service, and (B) the expiration of the term of such Stock Option or Stock Appreciation Right.

(d) Cancellation Right.  The Committee may, in its sole discretion and without the consent of Participants, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, provide

A-11

Appendix A

that any outstanding Award (or a portion thereof) shall, upon the occurrence of such Change in Control, be cancelled in exchange for a payment in cash or other property (including shares of the resulting entity in connection with a Change in Control) in an amount equal to the excess, if any, of the Fair Market Value of the Shares subject to the Award, over any exercise price related to the Award, which amount may be zero if the Fair Market Value of a Share on the date of the Change in Control does not exceed the exercise price per Share of the applicable Awards.

(e) Certain Outstanding Awards.  For the avoidance of doubt, each Award granted prior to the 2019 Restatement Date shall be subject to the applicable Change in Control provisions of the Plan as in effect immediately before such date and the terms and conditions of the applicable Award Agreement.

21.    Amendment, Modification and Termination.

(a) In General.  The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no alteration or amendment that requires stockholder approval in order for the Plan to comply with any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

(b) Adjustments to Outstanding Awards.  The Committee may in its sole discretion at any time (i) provide that all or a portion of a Participant’s Stock Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable; (ii) provide that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any Performance Objectives or other performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied; or (iii) waive any other limitation or requirement under any such Award, in each case, as of such date as the Committee may, in its sole discretion, declare. Unless otherwise determined by the Committee, any such adjustment that is made with respect to an Award that is intended to qualify for the Performance-Based Exception shall be made at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception. Additionally, the Committee shall not make any adjustment pursuant to this Section 21(b) that would cause an Award that is otherwise exempt from Section 409A of the Code to become subject to Section 409A of the Code, or that would cause an Award that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A of the Code.

(c) Prohibition on Repricing.  Except for adjustments made pursuant to Sections 15 or 20, the Board or the Committee will not, without the further approval of the stockholders of the Company, authorize the amendment of any outstanding Stock Option or Stock Appreciation Right to reduce the exercise price. No Stock Option or Stock Appreciation Right will be cancelled and replaced with an Award having a lower exercise price, or for another Award, or for cash without further approval of the stockholders of the Company, except as provided in Sections 15 or 20. Furthermore, no Stock Option or Stock Appreciation Right will provide for the payment, at the time of exercise, of a cash bonus or grant or sale of another Award without further approval of the stockholders of the Company. This Section 21(c) is intended to prohibit the repricing of “underwater” Stock Options or Stock Appreciation Rights without stockholder approval and will not be construed to prohibit the adjustments provided for in Sections 15 or 20.

(d) Effect on Outstanding Awards.  Notwithstanding any other provision of the Plan to the contrary (other than Sections 15, 20, 21(b) and 23(e)), no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided that the Committee may modify an Incentive Stock Option held by a Participant to disqualify such Stock Option from treatment as an “incentive stock option” under Section 422 of the Code without the Participant’s consent.

22.    Applicable Laws.

The obligations of the Company with respect to Awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

23.    Miscellaneous.

(a) Stock Ownership Guidelines.  By accepting any benefit under the Plan, each Participant thereby agrees to comply with the terms and conditions of the Company’s Executive Stock Ownership Guidelines and/or other similar policies, including the retention ratios contained therein, each as in effect from time to time and to the extent applicable to the Participant.

A-12	2019 PROXY STATEMENT

Appendix A

(b) Deferral of Awards.  Except with respect to Stock Options, Stock Appreciation Rights and Restricted Shares, the Committee may permit Participants to elect to defer the issuance or delivery of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts. All elections and deferrals permitted under this provision shall comply with Section 409A of the Code, including setting forth the time and manner of the election (including a compliant time and form of payment), the date on which the election is irrevocable, and whether the election can be changed until the date it is irrevocable.

(c) No Right of Continued Employment.  The Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

(d) Unfunded, Unsecured Plan.  Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(e) Severability.  If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(f) Acceptance of Plan.  By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Board or the Company, in any case in accordance with the terms and conditions of the Plan.

(g) Successors.  All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

[END OF DOCUMENT]

A-13

TERADATA CORPORATION 17095 VIA DEL CAMPO SAN DIEGO, CA 92127

Your Internet or telephone proxy authorizes the proxyholders to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 29, 2019 (April 25, 2019 for participants in Teradata’s 401(k) Savings Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Transmit your voting instructions via telephone up until 11:59 P.M. on April 29, 2019 (April 25, 2019 for participants in Teradata’s 401(k) Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to help Teradata reduce the costs incurred printing and mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years or go to www.investordelivery.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E60396-P16797-Z73792             KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TERADATA CORPORATION

The Board of Directors recommends that you vote FOR the Director Nominees listed below and FOR each of the other proposals listed below:
1. Election of Directors	For	Against	Abstain				For	Against	Abstain
Class III Nominees:

1a. Cary T. Fu	☐	☐	☐	2.	An advisory (non-binding) vote to approve executive compensation.		☐	☐	☐
1b. Michael P. Gianoni	☐	☐	☐	3.	Approval of the amended and restated Teradata 2012 Stock Incentive Plan.		☐	☐	☐
1c. Victor L. Lund	☐	☐	☐	4.	Approval of the ratification of the appointment of independent registered public accounting firm for 2019.		☐	☐	☐
1d. Joanne B. Olsen	☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.			☐

NOTE: If you attend the meeting and decide to vote by ballot, your ballot will supersede and revoke this proxy. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.

This proxy card confers on the proxyholders discretionary authority with respect to matters not known or determined at the time of the mailing of the notice of the 2019 Annual Meeting of Stockholders.

Please sign exactly as your name(s) appear(s) on this proxy card. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Annual Meeting of Stockholders

Teradata’s 2019 Annual Meeting of Stockholders will be held at 8:00 a.m. local time on April 30, 2019, at the Rancho Valencia, 5921 Valencia Circle, Rancho Santa Fe, California 92067. Please see your proxy statement for instructions should you wish to attend the meeting.

    Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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E60397-P16797-Z73792

TERADATA CORPORATION Proxy/Voting Instruction Card
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR TERADATA’S 2019 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Teradata Corporation, a Delaware corporation (“Teradata” or the “Company”), hereby appoints Oliver Ratzesberger, Mark Culhane and Laura Nyquist, and each of them, proxies, with full power of substitution, to vote all shares of common stock of Teradata that the undersigned is entitled to vote at Teradata’s Annual Meeting of Stockholders to be held in Rancho Santa Fe, California on April 30, 2019, and at any postponement or adjournment thereof, in the manner indicated on the reverse side and in such proxyholders’ sole discretion, upon any matter that may properly come before the meeting, or any postponement or adjournment thereof, including to vote for the election of a substitute nominee for director as such proxyholders may select in the event any nominee named on this proxy card is unable to serve. This proxy card also provides voting instructions to the trustee of the Teradata Corporation Savings Plan, the Company’s 401(k) plan (the “Teradata Savings Plan”) and to the trustees and administrators of other plans, with regard to shares of Teradata common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. By executing this proxy card, the undersigned acknowledges receipt from the Company of the notice of the 2019 Annual Meeting of Stockholders and accompanying proxy statement and hereby revokes any previously granted proxy that relates to the aforementioned annual meeting.

The proxyholders or the trustees and administrators of the plans, as the case may be, will vote the shares in accordance with the directions on this proxy card. If you do not indicate your choices on this proxy card, the proxyholders will vote the shares in accordance with the directors’ recommendations. If you are a Teradata Savings Plan participant entitled to vote at the 2019 Annual Meeting of Stockholders and do not indicate your choices on this proxy card, those shares will be voted by the trustee of such plan.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be signed on the reverse side.)